CAMBIAR OPPORTUNITY FUND
                         (INVESTOR CLASS SHARES: CAMOX)
                      (INSTITUTIONAL CLASS SHARES: CAMWX)

                       CAMBIAR INTERNATIONAL EQUITY FUND
                         (INVESTOR CLASS SHARES: CAMIX)
                      (INSTITUTIONAL CLASS SHARES: CAMYX)

                             CAMBIAR SMALL CAP FUND
                         (INVESTOR CLASS SHARES: CAMSX)
                      (INSTITUTIONAL CLASS SHARES: CAMZX)


                       CAMBIAR UNCONSTRAINED EQUITY FUND
                         (INVESTOR CLASS SHARES: CAMAX)
                         (INSTITUTIONAL CLASS SHARES:)


                               CAMBIAR SMID FUND
                         (INVESTOR CLASS SHARES: CAMMX)
                      (INSTITUTIONAL CLASS SHARES: CAMUX)


                           CAMBIAR GLOBAL EQUITY FUND
                         (INVESTOR CLASS SHARES: CAMGX)
                      (INSTITUTIONAL CLASS SHARES: CAMTX)


                      CAMBIAR INTERNATIONAL SMALL CAP FUND
                      (INSTITUTIONAL CLASS SHARES: CAMFX)

                                   PROSPECTUS


                               SEPTEMBER 1, 2016


                        THE ADVISORS' INNER CIRCLE FUND

                            [CAMBIAR INVESTORS LOGO]
                          REDEFINING VALUE SINCE 1973

  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE

CAMBIAR OPPORTUNITY FUND ..................................................    1
     FUND INVESTMENT OBJECTIVE ............................................    1
     FUND FEES AND EXPENSES ...............................................    1
     PRINCIPAL INVESTMENT STRATEGIES ......................................    2
     PRINCIPAL RISKS OF INVESTING IN THE FUND .............................    3
     PERFORMANCE INFORMATION ..............................................    3
     INVESTMENT ADVISER ...................................................    5
     PORTFOLIO MANAGERS ...................................................    5
     PURCHASING AND SELLING FUND SHARES ...................................    5
 CAMBIAR INTERNATIONAL EQUITY FUND ........................................    6
     FUND INVESTMENT OBJECTIVE ............................................    6
     FUND FEES AND EXPENSES ...............................................    6
     PRINCIPAL INVESTMENT STRATEGIES ......................................    7
     PRINCIPAL RISKS OF INVESTING IN THE FUND .............................    8
     PERFORMANCE INFORMATION ..............................................    9
     INVESTMENT ADVISER ...................................................   11
     PORTFOLIO MANAGERS ...................................................   11
     PURCHASING AND SELLING FUND SHARES ...................................   11
 CAMBIAR SMALL CAP FUND ...................................................   13
     FUND INVESTMENT OBJECTIVE ............................................   13
     FUND FEES AND EXPENSES ...............................................   13
     PRINCIPAL INVESTMENT STRATEGIES ......................................   14
     PRINCIPAL RISKS OF INVESTING IN THE FUND .............................   15
     PERFORMANCE INFORMATION ..............................................   15
     INVESTMENT ADVISER ...................................................   17
     PORTFOLIO MANAGERS ...................................................   17
     PURCHASING AND SELLING FUND SHARES ...................................   17
 CAMBIAR UNCONSTRAINED EQUITY FUND ........................................   19
     FUND INVESTMENT OBJECTIVE ............................................   19
     FUND FEES AND EXPENSES ...............................................   19
     PRINCIPAL INVESTMENT STRATEGIES ......................................   20
     PRINCIPAL RISKS OF INVESTING IN THE FUND .............................   21
     PERFORMANCE INFORMATION ..............................................   23
     INVESTMENT ADVISER ...................................................   25
     PORTFOLIO MANAGER ....................................................   25
     PURCHASING AND SELLING FUND SHARES ...................................   25
CAMBIAR SMID FUND .........................................................   26
     FUND INVESTMENT OBJECTIVE ............................................   26
     FUND FEES AND EXPENSES ...............................................   26
     PRINCIPAL INVESTMENT STRATEGIES ......................................   27
     PRINCIPAL RISKS OF INVESTING IN THE FUND .............................   28
     PERFORMANCE INFORMATION ..............................................   29
     INVESTMENT ADVISER ...................................................   30
     PORTFOLIO MANAGERS ...................................................   30
     PURCHASING AND SELLING FUND SHARES ...................................   30

                               TABLE OF CONTENTS
                                  (continued)

                                                                            PAGE

CAMBIAR GLOBAL EQUITY FUND ................................................   32
     FUND INVESTMENT OBJECTIVE ............................................   32
     FUND FEES AND EXPENSES ...............................................   32
     PRINCIPAL INVESTMENT STRATEGIES ......................................   33
     PRINCIPAL RISKS OF INVESTING IN THE FUND .............................   34
     PERFORMANCE INFORMATION ..............................................   36
     INVESTMENT ADVISER ...................................................   37
     PORTFOLIO MANAGERS ...................................................   37
     PURCHASING AND SELLING FUND SHARES ...................................   37
CAMBIAR INTERNATIONAL SMALL CAP FUND ......................................   38
     FUND INVESTMENT OBJECTIVE ............................................   38
     FUND FEES AND EXPENSES ...............................................   38
     PRINCIPAL INVESTMENT STRATEGIES ......................................   39
     PRINCIPAL RISKS OF INVESTING IN THE FUND .............................   40
     PERFORMANCE INFORMATION ..............................................   42
     INVESTMENT ADVISER ...................................................   43
     PORTFOLIO MANAGERS ...................................................   43
     PURCHASING AND SELLING FUND SHARES ...................................   43
SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY
     COMPENSATION .........................................................   44
INVESTING WITH THE CAMBIAR FUNDS ..........................................   45
     BUYING FUND SHARES ...................................................   46
     REDEEMING FUND SHARES ................................................   49
     EXCHANGING FUND SHARES ...............................................   50
     TRANSACTION POLICIES .................................................   51
     ACCOUNT POLICIES .....................................................   55
ADDITIONAL INFORMATION ABOUT THE FUNDS ....................................   61
     OTHER INVESTMENT PRACTICES AND RISKS .................................   61
     INVESTMENT MANAGEMENT ................................................   65
     MORE INFORMATION ABOUT THE FUNDS' HISTORY AND PERFORMANCE ............   68
     PAYMENTS TO FINANCIAL INTERMEDIARIES .................................   68
FINANCIAL HIGHLIGHTS ......................................................   71

As of the date of this prospectus, Institutional Class Shares of the Cambiar Unconstrained Equity Fund and the Cambiar Global Equity Fund are not available for purchase and Investor Class Shares of the Cambiar Small Cap Fund are closed to new investors.

CAMBIAR OPPORTUNITY FUND

FUND INVESTMENT OBJECTIVE

The Cambiar Opportunity Fund (the "Fund") seeks total return and capital preservation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


                                        Institutional Class       Investor Class Shares
                                                Shares
Management Fees(1)                                    0.75%                     0.75%
Other Expenses                                        0.11%                     0.36%
                                                      -----                     -----
    Shareholder Service Fees             None                      0.25%
    Other Operating Expenses             0.11%                     0.11%
Total Annual Fund Operating Expenses(2)               0.86%                     1.11%
Less Fee Reductions and/or Expense                   (0.06)%                   (0.06)%
                                                      -----                     -----
Reimbursements(3)
Total Annual Fund Operating Expenses                  0.80%                     1.05%
After Fee Reductions and/or Expense
Reimbursements(2)

(1) Management Fees have been restated to reflect current fees due to a reduction in the management fee that occurred on August 28, 2015.

(2) The Total Annual Fund Operating Expenses in this fee table, both before and after fee reductions and/or expense reimbursements, do not correlate to the expense ratio in the Fund's Financial Highlights because the Management Fees have been restated to reflect current fees.

(3) Cambiar Investors, LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, non-routine expenses and shareholder servicing fees (collectively, "excluded expenses")) from exceeding 0.80% of the average daily net assets of each of the Fund's share classes until September 1, 2017. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on September 1, 2017.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
Institutional Class Shares        $82       $268         $471      $1,055
  Investor Class Shares          $107       $347         $606      $1,346


PORTFOLIO TURNOVER


The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 55% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in a diversified portfolio of common stocks of companies with a market capitalization in excess of $3 billion at time of purchase.

In selecting investments for the Fund, the Adviser uses a fundamental, relative value investment approach to build a diversified portfolio of companies that meet the following criteria:

o QUALITY -- The Adviser seeks to identify companies that possess strong competitive positions within their sector or industry, and offer a track record of innovation and product leadership as well as strong pricing and cost discipline. The Adviser prefers companies that possess strong financial characteristics such as low leverage and sufficient liquidity.

o VALUATION -- The Adviser uses conventional valuation metrics, such as price-to-earnings and price-to-book ratios, to identify companies that are trading at the lower end of their long-term valuation range.

o CATALYST -- The Adviser seeks to identify a fundamental positive development or catalyst (such as the onset of a new product or pricing cycle, resolution of a transitory overhang or normalization of the business's cash flow, margins and/or earnings) that it believes can positively change investors' perception of a company, but has not yet been recognized by the market.


o HURDLE RATE -- The Adviser seeks to identify companies that it believes have the ability to generate a significant investment return consisting of both capital appreciation and dividend income, typically over a 1-2 year time horizon, and is based on the company returning to its normal earnings and valuation.

The Adviser constructs the Fund's portfolio on a security-by-security basis, with the goal of building a portfolio that strikes a balance between the Adviser's conviction in an investment and portfolio diversification. The Adviser seeks to manage the Fund's risk through its research process as well as limits on individual position sizes and allocations to an economic sector.


The Adviser will consider liquidating or reducing its investment in a company if: (a) the investment thesis is realized and the stock reaches its price target, (b) the stock price increases disproportionately relative to actual company developments, (c) position size, country or sector limits are reached, or (d) there is a negative change in fundamentals, or the investment thesis fails to develop as expected. The Adviser will not sell a stock simply because of a decline in price, and may add to the position if it is determined that the investment thesis remains intact.

PRINCIPAL RISKS OF INVESTING IN THE FUND


As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. You should consider your investment goals, time horizon, and risk tolerance before investing in the Fund. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies, and hence, the Fund, may suffer a decline in response.


The Fund pursues a "value style" of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of market conditions, or a company's value or prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds or market benchmarks. In addition, "value stocks" can continue to be undervalued by the market for long periods of time, and may never achieve the Adviser's expected valuation.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's Investor Class Shares' performance from year to year and by showing how the Fund's average annual total returns for 1, 5 and 10 years and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.cambiar.com or by calling 1-866-777-8227.



                              2006        16.64%
                              2007        (1.86)%
                              2008       (40.61)%
                              2009        41.70%
                              2010        18.94%
                              2011        (8.69)%
                              2012         8.56%
                              2013        31.76%
                              2014         8.86%
                              2015         1.41%

During the periods shown in the chart, the Fund's Investor Class Shares' highest return for a quarter was 22.06% (quarter ended 6/30/2009) and the lowest return for a quarter was (24.06)% (quarter ended 12/31/2008). The Fund's Investor Class Shares' total return from 1/1/2016 to 6/30/2016 was (0.75)%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2015


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). After-tax returns are shown for only the Investor Class Shares. After-tax returns for Institutional Class Shares will vary.

Institutional Class Shares of the Fund commenced operations on November 3, 2005. As a result, the performance information provided for Institutional Class Shares incorporates the returns of Investor Class Shares of the Fund for periods before November 3, 2005. Institutional Class Shares would have substantially similar performance as Investor Class Shares because the shares are invested in the same portfolio of securities and the annual returns would generally differ only to the extent that total expenses of Institutional Class Shares are lower.


Fund returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

                                                                                           SINCE
                                                                                         INCEPTION
                                                        1 YEAR    5 YEARS    10 YEARS    (6/30/98)
---------------------------------------------------------------------------------------------------
INVESTOR CLASS SHARES
   Fund Returns Before Taxes                            1.41%      7.60%      5.15%       8.16%
   Fund Returns After Taxes on Distributions           (1.72)%     6.76%      4.58%       7.19%
   Fund Returns After Taxes on Distributions and
   Sale of Fund Shares                                  2.85%      5.90%      4.08%       6.49%
INSTITUTIONAL CLASS SHARES
   Fund Returns Before Taxes                            1.64%      7.86%      5.41%       8.32%
S&P 500(R) INDEX (REFLECTS NO DEDUCTION FOR FEES,
  EXPENSES, OR TAXES)                                   1.38%     12.57%      7.31%       5.37%


INVESTMENT ADVISER

Cambiar Investors, LLC

PORTFOLIO MANAGERS

Brian M. Barish, CFA, President, Chief Investment Officer, joined the Adviser in 1997 and has served as Lead Manager of the portfolio team for the Fund since its inception in 1998.

Anna (Ania) A. Aldrich, CFA, Investment Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since 1999.

Timothy A. Beranek, Investment Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since 1999.

Andrew P. Baumbusch, Investment Principal, joined the Adviser in 2004 and has served on the portfolio team for the Fund since 2004.

Jeffrey H. Susman, Investment Principal, joined the Adviser in 2005 and has served on the portfolio team for the Fund since 2005.

Colin M. Dunn, CFA, Investment Principal, joined the Adviser in 2011 and has served on the portfolio team for the Fund since 2011.

PURCHASING AND SELLING FUND SHARES


To purchase Investor Class Shares of the Fund for the first time, you must invest at least $2,500 ($500 for IRAs and $250 for Spousal IRAs). Thereafter your investments must be at least $100. To purchase Institutional Class Shares of the Fund for the first time, you must invest at least $5,000,000. There is no minimum for subsequent investments in Institutional Class Shares. The Fund reserves the right to waive any of the minimum investment amounts in its sole discretion. If your Institutional Class Share holdings are below the initial minimum investment amount at any time, the Fund reserves the right to transfer, on a tax-free basis, your Institutional Class Shares to Investor Class Shares of the Fund, in which case you will be subject to the fees and expenses of Investor Class Shares.


If you own your shares directly, you may redeem your shares on any day the New York Stock Exchange ("NYSE") is open for business by contacting the Fund directly by mail or telephone at 1-866-777-8227 or visiting www.cambiar.com.

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to redeem your shares. Your investment professional or institution may charge a fee for its services in addition to the fees charged by the Fund.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 44 OF THE PROSPECTUS.

CAMBIAR INTERNATIONAL EQUITY FUND

FUND INVESTMENT OBJECTIVE

The Cambiar International Equity Fund (the "Fund") seeks total return and capital preservation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

 Redemption Fee (as a percentage of amount redeemed, if shares
 redeemed have been held for less than 90 days)                   2.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


                                           Institutional Class         Investor Class Shares
                                                   Shares
Management Fees                                            0.90%                      0.90%
Other Expenses                                             0.12%                      0.22%
                                                          -------                     -----
    Shareholder Service Fees               None                        0.10%
    Other Operating Expenses              0.12%                        0.12%
Acquired Fund Fees and Expenses                            0.01%                      0.01%
                                                          -------                     -----
Total Annual Fund Operating Expenses(1)                    1.03%                      1.13%
Less Fee Reductions and/or Expense                        (0.07)%                    (0.07)%
Reimbursements(2)                                         -------                   -------
Total Annual Fund Operating Expenses                       0.96%                      1.06%
After Fee Reductions and/or Expense
Reimbursements

(1) The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

(2) Cambiar Investors, LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, non-routine expenses and shareholder servicing fees (collectively, "excluded expenses")) from exceeding 0.95% of the average daily net assets of each of the Fund's share classes until September 1, 2017. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on September 1, 2017.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
Institutional Class Shares        $98       $321        $562        $1,253
  Investor Class Shares          $108       $352        $616        $1,368


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 39% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of foreign companies. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. The Fund expects, under normal market conditions, to invest in at least three different countries. In selecting investments for the Fund, the Adviser focuses predominantly on medium to large market capitalization equity securities.


The Fund considers a company to be a "foreign company" if: (i) 50% of the company's assets are located outside of the United States; or (ii) 50% of the company's revenues are generated outside of the United States; or (iii) the company is domiciled or doing a substantial amount of business outside of the United States. The majority of these companies operate in "established" markets; however, when opportunities warrant, the Fund may invest up to 25% of its assets in securities of companies in "emerging market" countries. An "emerging market" country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country's credit rating, its political and economic stability and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrializing, with lower gross national products than more developed countries. In some circumstances, the Fund purchases American Depositary Receipts ("ADRs"), which are traded on U.S. exchanges and represent an ownership interest in a foreign security, rather than foreign shares that are traded on foreign exchanges, to facilitate greater liquidity or for other reasons.


In selecting investments for the Fund, the Adviser uses a fundamental, relative value investment approach to build a diversified portfolio of companies that meet the following criteria:

o QUALITY -- The Adviser seeks to identify companies that possess strong competitive positions within their sector or industry, and offer a track record of innovation and product leadership as well as strong pricing and cost discipline. The Adviser prefers companies that possess strong financial characteristics such as low leverage and sufficient liquidity.

o VALUATION -- The Adviser uses conventional valuation metrics, such as price-to-earnings and price-to-book ratios, to identify companies that are trading at the lower end of their long-term valuation range.

o CATALYST -- The Adviser seeks to identify a fundamental positive development or catalyst (such as the onset of a new product or pricing cycle, resolution of a transitory overhang or normalization of the business's cash flow, margins and/or earnings) that it believes can positively change investors' perception of a company, but has not yet been recognized by the market.


o HURDLE RATE -- The Adviser seeks to identify companies that it believes have the ability to generate a significant investment return consisting of both capital appreciation and dividend income, typically over a 1-2 year time horizon, and is based on the company returning to its normal earnings and valuation.

The Adviser constructs the Fund's portfolio on a security-by-security basis, with the goal of building a portfolio that strikes a balance between the Adviser's conviction in an investment and portfolio diversification. The Adviser seeks to manage the Fund's risk through its research process as well as limits on individual position sizes and allocations to an economic sector or individual country.


The Adviser will consider liquidating or reducing its investment in a company if: (a) the investment thesis is realized and the stock reaches its price target, (b) the stock price increases disproportionately relative to actual company developments, (c) position size, country or sector limits are reached, or (d) there is a negative change in fundamentals, or the investment thesis fails to develop as expected. The Adviser will not sell a stock simply because of a decline in price, and may add to the position if it is determined that the investment thesis remains intact.

PRINCIPAL RISKS OF INVESTING IN THE FUND


As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. You should consider your investment goals, time horizon, and risk tolerance before investing in the Fund. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies, and hence, the Fund, may suffer a decline in response.

Because the Fund invests in foreign securities, including through securities denominated in foreign currencies and ADRs, it will be subject to certain risks not typically associated with domestic securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States, because of, among other things, unstable political and economic conditions, sovereign solvency considerations, and less developed and more thinly-traded securities markets. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to sell its securities and could reduce the value of your shares. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the "SEC") and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is often less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. Although ADRs and other depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities.


Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.


Fund investments in foreign currencies and securities denominated in foreign currencies are subject to currency risk. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Additionally, the value of the Fund's assets measured in U.S. dollars may be affected by exchange control regulations. The Fund will generally incur transaction costs in connection with conversions between various currencies which will negatively impact performance. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.


The Fund pursues a "value style" of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of market conditions, or a company's value or prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds or market benchmarks. In addition, "value stocks" can continue to be undervalued by the market for long periods of time, and may never achieve the Adviser's expected valuation.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's Investor Class Shares' performance from year to year and by showing how the Fund's average annual total returns for 1, 5 and 10 years and since inception compare with those of a broad measure of market performance. Of course, the Fund'spast performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.cambiar.com or by calling 1-866-777-8227.


                              2006        29.04%
                              2007        19.68%
                              2008      (49.73)%
                              2009        42.88%
                              2010        12.83%
                              2011       (8.08)%
                              2012        16.95%
                              2013        26.57%
                              2014       (8.32)%
                              2015         7.57%

During the periods shown in the chart, the Fund's Investor Class Shares' highest return for a quarter was 25.69% (quarter ended 6/30/2009) and the lowest return for a quarter was (32.95)% (quarter ended 9/30/2008). The Fund's Investor Class Shares' total return from 1/1/2016 to 6/30/2016 was (5.37)% .

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2015


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). After-tax returns are shown for only the Investor Class Shares. After-tax returns for Institutional Class Shares will vary.


Institutional Class Shares of the Fund commenced operations on November 30, 2012. As a result, the performance information provided for Institutional Class Shares incorporates the returns of Investor Class Shares of the Fund for periods before November 30, 2012. Institutional Class Shares would have substantially similar performance as Investor Class Shares because the shares are invested in the same portfolio of securities and the annual returns would generally differ only to the extent that total expenses of Institutional Class Shares are lower.

                                                                                            SINCE
                                                                                          INCEPTION
                                                      1 YEAR     5 YEARS     10 YEARS     (09/02/97)
----------------------------------------------------------------------------------------------------
INVESTOR CLASS SHARES
   Fund Returns Before Taxes                          7.57%      6.06%       5.32%          7.98%
   Fund Returns After Taxes on Distributions          7.27%      5.97%       4.78%          7.61%(1)
   Fund Returns After Taxes on Distributions and
   Sale of Fund Shares                                4.35%      4.88%       4.45%          6.97%(1)
INSTITUTIONAL CLASS SHARES
   Fund Returns Before Taxes                          7.69%      6.18%       5.38%          8.01%
MSCI EAFE INDEX (REFLECTS NO DEDUCTION FOR
  FEES, EXPENSES, OR TAXES)                          (0.81)%     3.60%       3.03%          4.25%


(1) The Since Inception after-tax returns include performance prior to the Fund's registration as a mutual fund on September 9, 2002, which has not been adjusted to reflect distributions that are generally required for a mutual fund. If the adjustments had been made, the Since Inception after-tax returns may have been lower. More information about the Fund's history and performance can be found on page 68.


INVESTMENT ADVISER

Cambiar Investors, LLC

PORTFOLIO MANAGERS

Brian M. Barish, CFA, President, Chief Investment Officer, joined the Adviser in 1997, is Co-Lead Manager of the Fund and has served on the portfolio team for the Fund since its inception in 1997.

Jennifer M. Dunne, CFA, Investment Principal, joined the Adviser in 2005, is Co-Lead Manager of the Fund and has served on the portfolio team for the Fund since 2005.

Anna (Ania) A. Aldrich, CFA, Investment Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since 1999.

Andrew P. Baumbusch, Investment Principal, joined the Adviser in 2004 and has served on the portfolio team for the Fund since 2004.

Todd L. Edwards, PhD, Investment Principal, joined the Adviser in 2007 and has served on the portfolio team for the Fund since 2007.

Alvaro Shiraishi, Investment Principal, joined the Adviser in 2007 and has served on the portfolio team for the Fund since 2007.

PURCHASING AND SELLING FUND SHARES


To purchase Investor Class Shares of the Fund for the first time, you must invest at least $2,500 ($500 for IRAs and $250 for Spousal IRAs). Thereafter your investments must be at least $100. To purchase Institutional Class Shares of the Fund for the first time, you must invest at least $5,000,000. There is no minimum for subsequent investments in Institutional Class Shares. The Fund reserves the right to waive any of the minimum investment amounts in its sole discretion. If your Institutional Class Share holdings are below the initial minimum investment amount at any time, the Fund reserves the right to transfer, on a tax-free basis, your Institutional Class Shares to Investor Class Shares of the Fund, in which case you will be subject to the fees and expenses of Investor Class Shares.


If you own your shares directly, you may redeem your shares on any day the New York Stock Exchange ("NYSE") is open for business by contacting the Fund directly by mail or telephone at 1-866-777-8227 or visiting www.cambiar.com.

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to redeem your shares. Your investment professional or institution may charge a fee for its services in addition to the fees charged by the Fund.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 44 OF THE PROSPECTUS.

CAMBIAR SMALL CAP FUND

FUND INVESTMENT OBJECTIVE

The Cambiar Small Cap Fund (the "Fund") seeks long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

 Redemption Fee (as a percentage of amount redeemed, if shares
 redeemed have been held for less than 90 days)                   2.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

                                        Institutional Class Shares      Investor Class Shares
Management Fees                                              1.00%                      1.00%
Other Expenses                                               0.10%                      0.35%
                                                            -------                   -------
    Shareholder Service Fees                None                        0.25%
    Other Operating Expenses               0.10%                        0.10%
Total Annual Fund Operating Expenses                         1.10%                     1.35%
Less Fee Reductions and/or Expense                          (0.05)%                   (0.05)%
                                                            -------                   -------
Reimbursements(1)
Total Annual Fund Operating Expenses                         1.05%                     1.30%
After Fee Reductions and/or Expense
Reimbursements


(1) Cambiar Investors, LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, non-routine expenses and shareholder servicing fees (collectively, "excluded expenses")) from exceeding 1.05% of the average daily net assets of each of the Fund's share classes until September 1, 2017. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on September 1, 2017.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
Institutional Class Shares       $107       $345        $601        $1,336
  Investor Class Shares          $132       $423        $735        $1,620

PORTFOLIO TURNOVER


The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 59% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of small-cap companies. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. The Fund generally considers small-cap companies to be those with market capitalizations not greater than either that of the largest company in the Russell 2000 Index ($5.4 billion as of July 31, 2016) or $3.5 billion, whichever is greater at the time of initial purchase.


In selecting investments for the Fund, the Adviser uses a fundamental, relative value investment approach to build a diversified portfolio of companies that meet the following criteria:

o QUALITY -- The Adviser seeks to identify companies that possess strong competitive positions within their sector or industry, and offer a track record of innovation and product leadership as well as strong pricing and cost discipline. The Adviser prefers companies that possess strong financial characteristics such as low leverage and sufficient liquidity.

o VALUATION -- The Adviser uses conventional valuation metrics, such as price-to-earnings and price-to-book ratios, to identify companies that are trading at the lower end of their long-term valuation range.

o CATALYST -- The Adviser seeks to identify a fundamental positive development or catalyst (such as the onset of a new product or pricing cycle, resolution of a transitory overhang or normalization of the business's cash flow, margins and/or earnings) that it believes can positively change investors' perception of a company, but has not yet been recognized by the market.


o HURDLE RATE -- The Adviser seeks to identify companies that it believes have the ability to generate a significant investment return consisting of both capital appreciation and dividend income, typically over a 1-2 year time horizon, and is based on the company returning to its normal earnings and valuation.

The Adviser constructs the Fund's portfolio on a security-by-security basis, with the goal of building a portfolio that strikes a balance between the Adviser's conviction in an investment and portfolio diversification. The Adviser seeks to manage the Fund's risk through its research process as well as limits on individual position sizes and allocations to an economic sector.


The Adviser will consider liquidating or reducing its investment in a company if: (a) the investment thesis is realized and the stock reaches its price target, (b) the stock price increases disproportionately relative to actual company developments, (c) position size, country or sector limits are reached, or (d) there is a negative change in fundamentals, or the investment thesis fails to develop as expected. The Adviser will not sell a stock simply because of a decline in price, and may add to the position if it is determined that the investment thesis remains intact.

PRINCIPAL RISKS OF INVESTING IN THE FUND


As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. You should consider your investment goals, time horizon, and risk tolerance before investing in the Fund. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies, and hence, the Fund, may suffer a decline in response.

The Fund is also subject to the risk that small capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The small-capitalization companies that the Fund invests in may be more vulnerable to adverse corporate, business or economic events than larger, more established companies. In particular, investments in these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.


The Fund pursues a "value style" of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of market conditions, or a company's value or prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds or market benchmarks. In addition, "value stocks" can continue to be undervalued by the market for long periods of time, and may never achieve the Adviser's expected valuation.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's Investor Class Shares' performance from year to year and by showing how the Fund's average annual total returns for 1, 5 and 10 years and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.cambiar.com or by calling 1-866-777-8227.


                              2006        21.15%
                              2007        (3.88)%
                              2008       (36.27)%
                              2009        45.12%
                              2010        35.73%
                              2011        (1.34)%
                              2012        13.07%
                              2013        36.88%
                              2014       (0.41)%
                              2015       (9.58)%

During the periods shown in the chart, the Fund's Investor Class Shares' highest return for a quarter was 23.25% (quarter ended 6/30/2009) and the lowest return for a quarter was (27.38)% (quarter ended 12/31/2008). The Fund's Investor Class Shares' total return from 1/1/2016 to 6/30/2016 was (3.17)% .

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2015


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). After-tax returns are shown for only the Investor Class Shares. After-tax returns for Institutional Class Shares will vary.


Institutional Class Shares of the Fund commenced operations on October 31, 2008. As a result, the performance information provided for Institutional Class Shares incorporates the returns of Investor Class Shares of the Fund for periods before October 31, 2008. Institutional Class Shares would have substantially similar performance as Investor Class Shares because the shares are invested in the same portfolio of securities and the annual returns would generally differ only to the extent that total expenses of Institutional Class Shares are lower.

Fund returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

                                                                                             SINCE
                                                                                           INCEPTION
                                                      1 YEAR      5 YEARS     10 YEARS     (08/31/04)
-----------------------------------------------------------------------------------------------------
INVESTOR CLASS SHARES
   Fund Returns Before Taxes                          (9.58)%      6.58%       7.23%        9.32%
   Fund Returns After Taxes on Distributions         (11.39)%      4.46%       5.94%        7.96%
   Fund Returns After Taxes on Distributions and
     Sale of Fund Shares                              (4.10)%      4.92%       5.62%        7.40%
INSTITUTIONAL CLASS SHARES
   Fund Returns Before Taxes                          (9.33)%      6.85%       7.42%        9.48%
RUSSELL 2000(R) INDEX (REFLECTS NO DEDUCTION FOR
  FEES, EXPENSES, OR TAXES)                           (4.41)%      9.19%       6.80%        8.08%


INVESTMENT ADVISER

Cambiar Investors, LLC

PORTFOLIO MANAGERS

Andrew P. Baumbusch, Investment Principal, joined the Adviser in 2004, is Co-Lead Manager of the Fund, and has served on the portfolio team for the Fund since its inception in 2004.

Jeffrey H. Susman, Investment Principal, joined the Adviser in 2005, is Co-Lead Manager of the Fund, and has served on the portfolio team for the Fund since 2005.

Brian M. Barish, CFA, President, Chief Investment Officer, joined the Adviser in 1997 and has served on the portfolio team for the Fund since its inception in 2004.

Anna (Ania) A. Aldrich, CFA, Investment Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since its inception in 2004.

Timothy A. Beranek, Investment Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since its inception in 2004.

Colin M. Dunn, CFA, Investment Principal, joined the Adviser in 2011 and has served on the portfolio team for the Fund since 2011.

PURCHASING AND SELLING FUND SHARES


Investor Class shares of the Fund are closed to new investors. However, existing shareholders of Investor Class shares of the Fund and certain eligible investors, as set forth in the prospectus, may purchase additional Investor Class shares of the Fund in amounts of at least $100 through existing or new accounts and reinvest dividends and capital gains distributions. To purchase Institutional Class Shares of the Fund for the first time, you must invest at least $5,000,000. There is no minimum for subsequent investments for Institutional Class Shares. The Fund reserves the right to waive any of the minimum investment amounts in its sole discretion. If your Institutional Class Share holdings are below the initial minimum investment amount at any time, the Fund reserves the right to transfer, on a tax-free basis, your Institutional Class Shares to Investor Class Shares of the Fund, in which case you will be subject to the fees and expenses of Investor Class Shares.


If you own your shares directly, you may redeem your shares on any day the New York Stock Exchange ("NYSE") is open for business by contacting the Fund directly by mail or telephone at 1-866-777-8227 or visiting www.cambiar.com.

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to redeem your shares. Your investment professional or institution may charge a fee for its services in addition to the fees charged by the Fund.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 44 OF THE PROSPECTUS.

CAMBIAR UNCONSTRAINED EQUITY FUND

FUND INVESTMENT OBJECTIVE

The Cambiar Unconstrained Equity Fund (the "Fund") seeks long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

 Redemption Fee (as a percentage of amount redeemed, if shares
 redeemed have been held for less than 180 days)                   2.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


                                        Institutional Class     Investor Class Shares
                                              Shares
Management Fees                                       1.00%                     1.00%
Other Expenses                                        0.15%                     0.40%
                                                     -------                   -------
    Shareholder Service Fees            None                     0.25%
    Other Operating Expenses            0.15%                    0.15%
Total Annual Fund Operating Expenses                  1.15%                     1.40%
Less Fee Reductions and/or Expense                   (0.05)%                   (0.05)%
                                                     -------                   -------
Reimbursements(1)
Total Annual Fund Operating Expenses                  1.10%                     1.35%
After Fee Reductions and/or Expense
Reimbursements

(1) Cambiar Investors, LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, non-routine expenses and shareholder servicing fees (collectively, "excluded expenses")) from exceeding 1.10% of the average daily net assets of each of the Fund's share classes until September 1, 2017. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on September 1, 2017.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                               1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Institutional Class Shares    $112       $360        $628        $1,393
     Investor Class Shares      $137       $438        $761        $1,675


PORTFOLIO TURNOVER


The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 115% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, including both long and short positions, and derivative instruments with economic characteristics similar to equity securities. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. The equity securities in which the Fund invests are primarily common stocks. The Fund may invest in derivatives, including options and total return swaps relating to securities or indices, primarily to seek to hedge against the risk of unfavorable price movements in the underlying instruments, to increase long exposure to underlying instruments, to provide short exposure, to manage cash flows or currency exposure, or for other purposes. The Fund is generally unconstrained by any particular sector, geography or market capitalization.


While the Fund is generally unconstrained within its equity universe, the Fund typically invests in a portfolio of 20-30 issuers that the Adviser believes represent the best opportunities for long-term capital appreciation. Due to the focused nature of the Fund's investment strategy, the Fund is considered to be non-diversified.

The Adviser may at times allocate a significant percentage of the Fund's assets to securities of foreign companies that trade in either foreign or domestic markets. The Fund may invest in securities of companies in "emerging market" countries. An "emerging market" country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country's credit rating, its political and economic stability, and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrializing, with lower gross national products than more developed countries. The Adviser's allocation among various foreign countries does not seek to replicate any particular index's country allocation by global capitalization or regional capitalization. There is no limit on investments in securities of foreign companies, including emerging markets companies.

In selecting investments for the Fund, the Adviser uses a fundamental, relative value investment approach to build a portfolio of companies that meet the following criteria:

o QUALITY -- The Adviser seeks to identify companies that possess strong competitive positions within their sector or industry, and offer a track record of innovation and product leadership as well as strong pricing and cost discipline. The Adviser prefers companies that possess strong financial characteristics such as low leverage and sufficient liquidity.

o VALUATION -- The Adviser uses conventional valuation metrics, such as price-to-earnings and price-to-book ratios, to identify companies that are trading at the lower end of their long-term valuation range.

o CATALYST -- The Adviser seeks to identify a fundamental positive development or catalyst (such as the onset of a new product or pricing cycle, resolution of a transitory overhang or normalization of the business's cash flow, margins and/or earnings) that it believes can positively change investors' perception of a company, but has not yet been recognized by the market.


o HURDLE RATE -- The Adviser seeks to identify companies that it believes have the ability to generate a significant investment return consisting of both capital appreciation and dividend income, typically over a 1-2 year time horizon, and is based on the company returning to its normal earnings and valuation.

The Adviser constructs the Fund's portfolio on a security-by-security basis, with the goal of building a portfolio that strikes a balance between the Adviser's conviction in an investment and portfolio diversification. The Adviser seeks to manage the Fund's risk through its research process as well as limits on individual position sizes and allocations to an economic sector or individual country.


The Adviser will consider liquidating or reducing its investment in a company if: (a) the investment thesis is realized and the stock reaches its price target, (b) the stock price increases disproportionately relative to actual company developments, (c) position size, country or sector limits are reached, or (d) there is a negative change in fundamentals, or the investment thesis fails to develop as expected. The Adviser will not sell a stock simply because of a decline in price, and may add to the position if it is determined that the investment thesis remains intact.


The Adviser's short strategy is utilized opportunistically. The Fund may selectively hold short positions on index exchange-traded funds ("ETFs"), including leveraged or inverse ETFs, and individual companies primarily to hedge net long exposures, as a paired trade to hedge a long position in the Fund, or for other purposes.

The Fund may buy and sell securities more frequently than other mutual funds, which could result in the Fund having a higher portfolio turnover rate than other mutual funds.


PRINCIPAL RISKS OF INVESTING IN THE FUND


As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. You should consider your investment goals, time horizon, and risk tolerance before investing in the Fund. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies, and hence, the Fund, may suffer a decline in response.

Because the Fund invests in foreign securities, including through securities denominated in foreign currencies and American Depositary Receipts ("ADRs"), it will be subject to certain risks not typically associated with domestic securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States, because of, among other things, unstable political and economic conditions, sovereign solvency considerations, and less developed and more thinly-traded securities markets. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to sell its securities and could reduce the value of your shares. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the "SEC") and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is often less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. Although ADRs and other depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities.


Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.


Fund investments in foreign currencies and securities denominated in foreign currencies are subject to currency risk. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Additionally, the value of the Fund's assets measured in U.S. dollars may be affected by exchange control regulations. The Fund will generally incur transaction costs in connection with conversions between various currencies which will negatively impact performance. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.

The Fund's use of derivatives, including options and swaps, is subject to market risk, leverage risk, correlation risk, liquidity risk, counterparty risk, valuation risk and hedging risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate closely or at all with the underlying asset, rate or index. Liquidity risk is the risk that the derivative may be difficult or impossible to sell at the time and the price that the Fund would like, which may result in the Fund lowering the selling price, selling other securities instead or forgoing an investment opportunity, any of which could have a negative effect on the Fund's management or performance. Counterparty risk is the risk that the counterparty to a derivative contract will default or otherwise fail to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value. Hedging risk is the risk that derivatives instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.


When the Fund sells securities "short," the Fund may be subject to substantially higher risks and greater volatility than other mutual funds. The Fund may seek to increase return and reduce risk by using short sales or financial derivatives such as options. Short sales are speculative investments that will cause the Fund to lose money if the value of a security sold short does not fall. Because the market price of the security sold short could increase without limit, the Fund could be subject to a theoretically unlimited loss, although the Fund may be able to limit any such losses by purchasing the security sold short. Short sales can also be used as a hedge and therefore lower the overall risk of the Fund.

The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund. As a result, the Fund may be more susceptible to a single adverse corporate, economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Fund pursues a "value style" of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of market conditions, or a company's value or prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds or market benchmarks. In addition, "value stocks" can continue to be undervalued by the market for long periods of time, and may never achieve the Adviser's expected valuation.

Due to its investment strategy, the Fund may have a higher turnover rate than other mutual funds since it may buy and sell securities more frequently than other mutual funds. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the Fund. Shareholders in taxable accounts may pay tax on such capital gains. In addition, the use of short sales may cause the Fund to have higher expenses (especially interest on borrowings and dividend expenses) than those of other equity mutual funds.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's Investor Class Shares' performance from year to year and by showing how the Fund's average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

As of the date of this prospectus, Institutional Class Shares of the Fund have not commenced operations and therefore have no performance information to report. Institutional Class Shares of the Fund would have substantially similar performance as Investor Class Shares because the shares are invested in the same portfolio of securities and the annual returns would generally differ only to the extent that total expenses of Institutional Class Shares would be lower.

Updated performance information is available on the Fund's website at www.cambiar.com or by calling 1-866-777-8227.


                              2008       (43.82)%
                              2009        77.88%
                              2010        38.54%
                              2011       (17.25)%
                              2012         5.98%
                              2013        52.05%
                              2014         1.87%
                              2015        10.32%

During the periods shown in the chart, the Fund's Investor Class Shares' highest return for a quarter was 30.74% (quarter ended 9/30/2009) and the lowest return for a quarter was (32.69)% (quarter ended 9/30/2011). The Fund's Investor Class Shares' total return from 1/1/2016 to 6/30/2016 was (17.68)% .

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2015


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

                                                                              SINCE
                                                                            INCEPTION
                                                     1 YEAR     5 YEARS     (08/31/07)
--------------------------------------------------------------------------------------
INVESTOR CLASS SHARES
   Fund Returns Before Taxes                         10.32%      8.42%        9.38%
   Fund Returns After Taxes on Distributions         10.32%      7.95%        8.84%
   Fund Returns After Taxes on Distributions and
   Sale of Fund Shares                                5.84%      6.42%        7.36%
MSCI WORLD INDEX (REFLECTS NO DEDUCTION FOR
  FEES, EXPENSES, OR TAXES)                          (0.87)%     7.59%        2.90%

INVESTMENT ADVISER

Cambiar Investors, LLC

PORTFOLIO MANAGER

Brian M. Barish, CFA, President, Chief Investment Officer, joined the Adviser in 1997 and has managed the Fund since its inception in 2007.

PURCHASING AND SELLING FUND SHARES


To purchase Investor Class Shares of the Fund for the first time, you must invest at least $2,500 ($500 for IRAs and $250 for Spousal IRAs). Thereafter your investments must be at least $100. To purchase Institutional Class Shares of the Fund for the first time, you must invest at least $5,000,000. There is no minimum for subsequent investments in Institutional Class Shares. The Fund reserves the right to waive any of the minimum investment amounts in its sole discretion. If your Institutional Class Share holdings are below the initial minimum investment amount at any time, the Fund reserves the right to transfer, on a tax-free basis, your Institutional Class Shares to Investor Class Shares of the Fund, in which case you will be subject to the fees and expenses of Investor Class Shares. As of the date of this prospectus, Institutional Class Shares of the Fund are not available for purchase.


If you own your shares directly, you may redeem your shares on any day the New York Stock Exchange ("NYSE") is open for business by contacting the Fund directly by mail or telephone at 1-866-777-8227 or visiting www.cambiar.com.

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to redeem your shares. Your investment professional or institution may charge a fee for its services in addition to the fees charged by the Fund.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 44 OF THE PROSPECTUS.

CAMBIAR SMID FUND

FUND INVESTMENT OBJECTIVE

The Cambiar SMID Fund (the "Fund") seeks long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

   Redemption Fee (as a percentage of amount redeemed, if shares
   redeemed have been held for less than 90 days)                   2.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)



                                        Institutional Class Shares       Investor Class Shares
Management Fees(1)                                           0.90%                       0.90%
Other Expenses                                               0.38%                       0.43%
                                                           -------                     -------
    Shareholder Service Fees                     None                        0.05%
    Other Operating Expenses                     0.38%                       0.38%
Acquired Fund Fees and Expenses                              0.01%                       0.01%
                                                           -------                     -------
Total Annual Fund Operating Expenses(2)                      1.29%                       1.34%
Less Fee Reductions and/or Expense                         (0.33)%                     (0.33)%
Reimbursements(3)                                          -------                     -------
Total Annual Fund Operating                                  0.96%                       1.01%
Expenses After Fee Reductions and/or
Expense Reimbursements(2)

(1) Management Fees have been restated to reflect current fees due to a reduction in the management fee that occurred on August 28, 2016.

(2) The Total Annual Fund Operating Expenses in this fee table, both before and after fee reductions and/or expense reimbursements, do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses, and Management Fees have been restated to reflect current fees.

(3) Cambiar Investors, LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, non-routine expenses and shareholder servicing fees (collectively, "excluded expenses")) from exceeding 0.95% of the average daily net assets of each of the Fund's share classes until September 1, 2017. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on September 1, 2017.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                 1 YEAR      3 YEARS      5 YEARS      10 YEARS
  Institutional Class Shares      $98         $376         $676         $1,528
     Investor Class Shares       $103         $392         $703         $1,584


PORTFOLIO TURNOVER


The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 78% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of small- to mid-sized companies. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. The Fund generally considers small- and mid-sized companies to be those with market capitalizations not greater than either that of the largest company in the Russell 2500 Index ($23.3 billion as of July 31, 2016) or $12 billion, whichever is greater at the time of initial purchase.


In selecting investments for the Fund, the Adviser uses a fundamental, relative value investment approach to build a diversified portfolio of companies that meet the following criteria:

o QUALITY -- The Adviser seeks to identify companies that possess strong competitive positions within their sector or industry, and offer a track record of innovation and product leadership as well as strong pricing and cost discipline. The Adviser prefers companies that possess strong financial characteristics such as low leverage and sufficient liquidity.

o VALUATION -- The Adviser uses conventional valuation metrics, such as price-to-earnings and price-to-book ratios, to identify companies that are trading at the lower end of their long-term valuation range.

o CATALYST -- The Adviser seeks to identify a fundamental positive development or catalyst (such as the onset of a new product or pricing cycle, resolution of a transitory overhang or normalization of the business's cash flow, margins and/or earnings) that it believes can positively change investors' perception of a company, but has not yet been recognized by the market.

o HURDLE RATE -- The Adviser seeks to identify companies that it believes have the ability to generate a significant investment return consisting of both capital appreciation and dividend income, typically over a 1-2 year time horizon, and is based on the company returning to its normal earnings and valuation.

The Adviser constructs the Fund's portfolio on a security-by-security basis, with the goal of building a portfolio that strikes a balance between the Adviser's conviction in an investment and portfolio diversification. The Adviser seeks to manage the Fund's risk through its research process as well as limits on individual position sizes and allocations to an economic sector.


The Adviser will consider liquidating or reducing its investment in a company if: (a) the investment thesis is realized and the stock reaches its price target, (b) the stock price increases disproportionately relative to actual company developments, (c) position size, country or sector limits are reached, or (d) there is a negative change in fundamentals, or the investment thesis fails to develop as expected. The Adviser will not sell a stock simply because of a decline in price, and may add to the position if it is determined that the investment thesis remains intact.

PRINCIPAL RISKS OF INVESTING IN THE FUND


As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. You should consider your investment goals, time horizon, and risk tolerance before investing in the Fund. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies, and hence, the Fund, may suffer a decline in response.

The Fund is also subject to the risk that small- and mid-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The small- and mid-capitalization companies that the Fund invests in may be more vulnerable to adverse corporate, business or economic events than larger, more established companies. In particular, investments in smaller companies may pose additional risks, including liquidity risk, because these companies tend to have more limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, stocks of smaller companies may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.


The Fund pursues a "value style" of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of market conditions, or a company's value or prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds or market benchmarks. In addition, "value stocks" can continue to be undervalued by the market for long periods of time, and may never achieve the Adviser's expected valuation.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's Investor Class Shares' performance from year to year and by showing how the Fund's average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.cambiar.com or by calling 1-866-777-8227.


                           2012           11.77%
                           2013           46.15%
                           2014            5.60%
                           2015           (7.13)%

During the periods shown in the chart, the Fund's Investor Class Shares' highest return for a quarter was 13.14% (quarter ended 3/31/2013) and the lowest return for a quarter was (11.49)% (quarter ended 9/30/2015). The Fund's Investor Class Shares' total return from 1/1/2016 to 6/30/2016 was (0.31)% .

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2015


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). After-tax returns are shown for only the Investor Class Shares. After-tax returns for Institutional Class Shares will vary.


Institutional Class Shares of the Fund commenced operations on November 3, 2014. As a result, the performance information provided for Institutional Class Shares incorporates the returns of Investor Class Shares of the Fund for periods before November 3, 2014. Institutional Class Shares would have substantially similar performance as Investor Class Shares because the shares are invested in the same portfolio of securities and the annual returns would generally differ only to the extent that total expenses of Institutional Class Shares are lower.

Fund returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

                                                                     SINCE
                                                                   INCEPTION
                                                        1 YEAR     (05/31/11)
--------------------------------------------------------------------------------
INVESTOR CLASS SHARES
   Fund Returns Before Taxes                            (7.13)%       7.19%
   Fund Returns After Taxes on Distributions            (7.22)%       6.72%
   Fund Returns After Taxes on Distributions and
   Sale of Fund Shares                                  (4.00)%       5.52%
INSTITUTIONAL CLASS SHARES
   Fund Returns Before Taxes                            (7.07)%       7.19%
RUSSELL 2500 INDEX(R) (REFLECTS NO DEDUCTION FOR
  FEES, EXPENSES, OR TAXES)                             (2.90)%       8.92%

INVESTMENT ADVISER

Cambiar Investors, LLC

PORTFOLIO MANAGERS

Andrew P. Baumbusch, Investment Principal, joined the Adviser in 2004, is Co-Lead Manager of the Fund, and has served on the portfolio team for the Fund since its inception in 2011.

Colin M. Dunn, CFA, Investment Principal, joined the Adviser in 2011, is Co-Lead Manager of the Fund, and has served on the portfolio team for the Fund since its inception in 2011.

Brian M. Barish, CFA, President, Chief Investment Officer, joined the Adviser in 1997 and has served on the portfolio team for the Fund since its inception in 2011.

Anna (Ania) A. Aldrich, CFA, Investment Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since its inception in 2011.

Timothy A. Beranek, Investment Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since its inception in 2011.

Jeffrey H. Susman, Investment Principal, joined the Adviser in 2005 and has served on the portfolio team for the Fund since its inception in 2011.

PURCHASING AND SELLING FUND SHARES


To purchase Investor Class Shares of the Fund for the first time, you must invest at least $2,500 ($500 for IRAs and $250 for Spousal IRAs). Thereafter your investments must be at least $100. To purchase Institutional Class Shares of the Fund for the first time, you must invest at least $5,000,000. There is no minimum for subsequent investments in Institutional Class Shares. The Fund reserves the right to waive any of the minimum investment amounts in its sole discretion. If your Institutional Class Share holdings are below the initial minimum investment amount at any time, the Fund reserves the right to transfer, on a tax-free basis, your Institutional Class Shares to Investor Class Shares of the Fund, in which case you will be subject to the fees and expenses of Investor Class Shares.


If you own your shares directly, you may redeem your shares on any day the New York Stock Exchange ("NYSE") is open for business by contacting the Fund directly by mail or telephone at 1-866-777-8227 or visiting www.cambiar.com.

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to redeem your shares. Your investment professional or institution may charge a fee for its services in addition to the fees charged by the Fund.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 44 OF THE PROSPECTUS.

CAMBIAR GLOBAL EQUITY FUND

FUND INVESTMENT OBJECTIVE

The Cambiar Global Equity Fund (the "Fund") seeks long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

 Redemption Fee (as a percentage of amount redeemed, if shares
 redeemed have been held for less than 90 days)                        2.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


                                            Institutional Class Shares       Investor Class Shares
Management Fees                                                  0.90%                   0.90%
Other Expenses                                                   2.56%                   2.81%
                                                               -------                  -------
    Shareholder Service Fees                None                              0.25%
    Other Operating Expenses                2.56%                             2.56%
Acquired Fund Fees and Expenses                                 0.01%                    0.01%
                                                               -------                  -------
Total Annual Fund Operating Expenses(1)                         3.47%                    3.72%
Less Fee Reductions and/or Expense                             (2.51)%                  (2.51)%
                                                               -------                  -------
Reimbursements(2)
Total Annual Fund Operating Expenses                            0.96%                    1.21%
After Fee Reductions and/or Expense
Reimbursements(1)

(1) The Total Annual Fund Operating Expenses in this fee table, both before and after fee reductions and/or expense reimbursements, do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

(2) Cambiar Investors, LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, non-routine expenses and shareholder servicing fees (collectively, "excluded expenses")) from exceeding 0.95% of the average daily net assets of each of the Fund's share classes until September 1, 2017. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on September 1, 2017.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                    1 YEAR    3 YEARS     5 YEARS    10 YEARS
    Institutional Class Shares        $98       $831      $1,587      $3,580
       Investor Class Shares         $123       $905      $1,708      $3,805


PORTFOLIO TURNOVER


The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 59% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies located throughout the world. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. Although the Fund is permitted to invest in securities of any market capitalization, it typically invests in securities of companies with market capitalizations of $3 billion or greater and expects, under normal market conditions, to invest in at least three different countries and invest at least 40% (or, if conditions are not favorable, invest at least 30%) of its assets in non-U.S. companies. The equity securities in which the Fund generally invests are common stocks and American Depositary Receipts ("ADRs"), which are traded on U.S. exchanges and represent an ownership interest in a foreign security. The Fund considers a company to be a "non-U.S. company" if: (i) 50% of the company's assets are located outside of the United States; or (ii) 50% of the company's revenues are generated outside of the United States; or (iii) the company is domiciled or doing a substantial amount of business outside of the United States. The majority of these companies operate in "established" markets; however, when opportunities warrant, the Fund may invest up to 25% of its assets in securities of companies in "emerging market" countries. An "emerging market" country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country's credit rating, its political and economic stability and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrializing, with lower gross national products than more developed countries.


In selecting investments for the Fund, the Adviser uses a fundamental, relative value investment approach to build a diversified portfolio of companies that meet the following criteria:

o QUALITY -- The Adviser seeks to identify companies that possess strong competitive positions within their sector or industry, and offer a track record of innovation and product leadership as well as strong pricing and cost discipline. The Adviser prefers companies that possess strong financial characteristics such as low leverage and sufficient liquidity.

o VALUATION -- The Adviser uses conventional valuation metrics, such as price-to-earnings and price-to-book ratios, to identify companies that are trading at the lower end of their long-term valuation range.

o CATALYST -- The Adviser seeks to identify a fundamental positive development or catalyst (such as the onset of a new product or pricing cycle, resolution of a transitory overhang or normalization of the business's cash flow, margins and/or earnings) that it believes can positively change investors' perception of a company, but has not yet been recognized by the market.


o HURDLE RATE -- The Adviser seeks to identify companies that it believes have the ability to generate a significant investment return consisting of both capital appreciation and dividend income, typically over a 1-2 year time horizon, and is based on the company returning to its normal earnings and valuation.

The Adviser constructs the Fund's portfolio on a security-by-security basis, with the goal of building a portfolio that strikes a balance between the Adviser's conviction in an investment and portfolio diversification. The Adviser seeks to manage the Fund's risk through its research process as well as limits on individual position sizes and allocations to an economic sector or individual country.


The Adviser will consider liquidating or reducing its investment in a company if: (a) the investment thesis is realized and the stock reaches its price target, (b) the stock price increases disproportionately relative to actual company developments, (c) position size, country or sector limits are reached, or (d) there is a negative change in fundamentals, or the investment thesis fails to develop as expected. The Adviser will not sell a stock simply because of a decline in price, and may add to the position if it is determined that the investment thesis remains intact.

PRINCIPAL RISKS OF INVESTING IN THE FUND


As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. You should consider your investment goals, time horizon, and risk tolerance before investing in the Fund. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies, and hence, the Fund, may suffer a decline in response.

Because the Fund invests in foreign securities, including through ADRs and securities denominated in foreign currencies, it will be subject to certain risks not typically associated with domestic securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States, because of, among other things, unstable political and economic conditions, sovereign solvency considerations, and less developed and more thinly-traded securities markets. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to sell its securities and could reduce the value of your shares. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the "SEC") and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is often less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. Although ADRs and other depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities.


Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Fund investments in foreign currencies and securities denominated in foreign currencies are subject to currency risk. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Additionally, the value of the Fund's assets measured in U.S. dollars may be affected by exchange control regulations. The Fund will generally incur transaction costs in connection with conversions between various currencies which will negatively impact performance. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.

The Fund is also subject to the risk that mid-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The mid-capitalization companies that the Fund invests in may be more vulnerable to adverse corporate, business or economic events than larger, more established companies. In particular, investments in smaller companies may pose additional risks, including liquidity risk, because these companies tend to have more limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, stocks of smaller companies may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

The Fund pursues a "value style" of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of market conditions, or a company's value or prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds or market benchmarks. In addition, "value stocks" can continue to be undervalued by the market for long periods of time, and may never achieve the Adviser's expected valuation.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's Investor Class Shares' performance from year to year and by showing how the Fund's average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

As of the date of this prospectus, Institutional Class Shares of the Fund have not commenced operations and therefore have no performance information to report. Institutional Class Shares of the Fund would have substantially similar performance as Investor Class Shares because the shares are invested in the same portfolio of securities and the annual returns would generally differ only to the extent that total expenses of Institutional Class Shares would be lower.

Updated performance information is available on the Fund's website at www.cambiar.com or by calling 1-866-777-8227.


                           2012         13.51%
                           2013         33.73%
                           2014         (1.09)%
                           2015          2.53%

During the periods shown in the chart, the Fund's Investor Class Shares' highest return for a quarter was 11.69% (quarter ended 3/31/2012) and the lowest return for a quarter was (8.61)% (quarter ended 6/30/2012). The Fund's Investor Class Shares' total return from 1/1/2016 to 6/30/2016 was (3.46)%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2015


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").


Fund returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

                                                                     SINCE
                                                                   INCEPTION
                                                      1 YEAR       (11/30/11)
--------------------------------------------------------------------------------
INVESTOR CLASS SHARES
   Fund Returns Before Taxes                          2.53%         11.39%
   Fund Returns After Taxes on Distributions          0.22%          8.88%
   Fund Returns After Taxes on Distributions and
   Sale of Fund Shares                                2.84%          8.37%
MSCI ACWI (REFLECTS NO DEDUCTION FOR FEES,
  EXPENSES, OR TAXES)                                (2.36)%         9.48%

INVESTMENT ADVISER

Cambiar Investors, LLC

PORTFOLIO MANAGERS

Anna (Ania) A. Aldrich, CFA, Investment Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since its inception in 2011.

Todd L. Edwards, PhD, Investment Principal, joined the Adviser in 2007 and has served on the portfolio team for the Fund since its inception in 2011.

Alvaro Shiraishi, Investment Principal, joined the Adviser in 2007 and has served on the portfolio team for the Fund since its inception in 2011.

PURCHASING AND SELLING FUND SHARES


To purchase Investor Class Shares of the Fund for the first time, you must invest at least $2,500 ($500 for IRAs and $250 for Spousal IRAs). Thereafter your investments must be at least $100. To purchase Institutional Class Shares of the Fund for the first time, you must invest at least $5,000,000. There is no minimum for subsequent investments in Institutional Class Shares. The Fund reserves the right to waive any of the minimum investment amounts in its sole discretion. If your Institutional Class Share holdings are below the initial minimum investment amount at any time, the Fund reserves the right to transfer, on a tax-free basis, your Institutional Class Shares to Investor Class Shares of the Fund, in which case you will be subject to the fees and expenses of Investor Class Shares. As of the date of this prospectus, Institutional Class Shares of the Fund are not available for purchase.


If you own your shares directly, you may redeem your shares on any day the New York Stock Exchange ("NYSE") is open for business by contacting the Fund directly by mail or telephone at 1-866-777-8227 or visiting www.cambiar.com.

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to redeem your shares. Your investment professional or institution may charge a fee for its services in addition to the fees charged by the Fund.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 44 OF THE PROSPECTUS.

CAMBIAR INTERNATIONAL SMALL CAP FUND

FUND INVESTMENT OBJECTIVE

The Cambiar International Small Cap Fund (the "Fund") seeks long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

       Redemption Fee (as a percentage of amount redeemed, if      2.00%
       shares redeemed have been held for less than 180 days)

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


                                                                    Institutional Class Shares

Management Fees                                                                         1.10%
Other Expenses                                                                          8.34%
                                                                                       ------
    Shareholder Service Fees                                       0.25%
    Other Operating Expenses                                       8.09%
Acquired Fund Fees and Expenses                                                         0.01%
                                                                                       ------
Total Annual Fund Operating Expenses(1)                                                 9.45%
Less Fee Reductions and/or Expense Reimbursements(2)                                   (8.04)%
                                                                                       ------
Total Annual Fund Operating Expenses After Fee Reductions and/or                        1.41%
Expense Reimbursements(1)

(1) The Total Annual Fund Operating Expenses in this fee table, both before and after fee reductions and/or expense reimbursements, do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

(2) Cambiar Investors, LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, non-routine expenses and shareholder servicing fees (collectively, "excluded expenses")) from exceeding 1.15% of the Fund's Institutional Class Shares' average daily net assets until September 1, 2017. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on September 1, 2017.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


               1 YEAR      3 YEARS      5 YEARS      10 YEARS
                $144       $2,015       $3,724        $7,374


PORTFOLIO TURNOVER


The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 54% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap foreign companies. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. The Fund expects, under normal market conditions, to invest in at least three different countries. The equity securities in which the Fund invests are generally common stocks traded on foreign exchanges, although it may also purchase American Depositary Receipts ("ADRs"), which are traded on U.S. exchanges and represent an ownership interest in a foreign security. The Fund generally considers small-cap foreign companies to be those with market capitalizations not greater than either that of the largest company in the MSCI EAFE Small Cap Index ($7.4 billion as of July 31, 2016) or $5 billion, whichever is greater at the time of initial purchase.



The Fund considers a company to be a "foreign company" if: (i) 50% of the company's assets are located outside of the United States; or (ii) 50% of the company's revenues are generated outside of the United States; or (iii) the company is domiciled or doing a substantial amount of business outside of the United States. The majority of these companies operate in "established" markets; however, the Fund may invest up to 25% of its assets in securities of companies in "emerging market" countries. An "emerging market" country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country's credit rating, its political and economic stability and the development of its financial and capital markets. Typically, emerging market countries are in the process of industrializing, with lower gross national products than more developed countries. In some circumstances, the Fund purchases ADRs, rather than foreign shares that are traded on foreign exchanges, to facilitate greater liquidity or for other reasons. From time to time, the Fund may also focus its investments in a particular geographic region, such as Europe or Asia.


In selecting investments for the Fund, the Adviser uses a fundamental, relative value investment approach to build a diversified portfolio of companies that meet the following criteria:

o QUALITY -- The Adviser seeks to identify companies that possess strong competitive positions within their sector or industry, and offer a track record of innovation and product leadership as well as strong pricing and cost discipline. The Adviser prefers companies that possess strong financial characteristics such as low leverage and sufficient liquidity.

o VALUATION -- The Adviser uses conventional valuation metrics, such as price-to-earnings and price-to-book ratios, to identify companies that are trading at the lower end of their long-term valuation range.

o CATALYST -- The Adviser seeks to identify a fundamental positive development or catalyst (such as the onset of a new product or pricing cycle, resolution of a transitory overhang or normalization of the business's cash flow, margins and/or earnings) that it believes can positively change investors' perception of a company, but has not yet been recognized by the market.


o HURDLE RATE -- The Adviser seeks to identify companies that it believes have the ability to generate a significant investment return consisting of both capital appreciation and dividend income, typically over a 1-2 year time horizon, and is based on the company returning to its normal earnings and valuation.

The Adviser constructs the Fund's portfolio on a security-by-security basis, with the goal of building a portfolio that strikes a balance between the Adviser's conviction in an investment and portfolio diversification. The Adviser seeks to manage the Fund's risk through its research process as well as limits on individual position sizes and allocations to an economic sector or individual country.


The Adviser will consider liquidating or reducing its investment in a company if: (a) the investment thesis is realized and the stock reaches its price target, (b) the stock price increases disproportionately relative to actual company developments, (c) position size, country or sector limits are reached, or (d) there is a negative change in fundamentals, or the investment thesis fails to develop as expected. The Adviser will not sell a stock simply because of a decline in price, and may add to the position if it is determined that the investment thesis remains intact.

PRINCIPAL RISKS OF INVESTING IN THE FUND


As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. You should consider your investment goals, time horizon, and risk tolerance before investing in the Fund. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies, and hence, the Fund, may suffer a decline in response.

The Fund is also subject to the risk that small-cap stocks may underperform other segments of the equity market or the equity market as a whole. The small-cap companies that the Fund invests in may be more vulnerable to adverse corporate, business or economic events than larger, more established companies. In particular, investments in these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Because the Fund invests in foreign securities, including through securities denominated in foreign currencies and ADRs, it will be subject to certain risks not typically associated with domestic securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States, because of, among other things, unstable political and economic conditions, sovereign solvency considerations, and less developed and more thinly-traded securities markets. These risks may be heightened when investing in the securities of small-cap foreign companies. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to sell its securities and could reduce the value of your shares. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the "SEC") and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is often less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. Although ADRs and other depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities.


To the extent that it concentrates its investments in a specific geographic region, the Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that region. As a result, the Fund's net asset value may be more volatile than that of a fund holding more geographically diverse investments.

Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity, significant price volatility, restrictions on foreign investment, and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.


Fund investments in foreign currencies and securities denominated in foreign currencies are subject to currency risk. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Additionally, the value of the Fund's assets measured in U.S. dollars may be affected by exchange control regulations. The Fund will generally incur transaction costs in connection with conversions between various currencies which will negatively impact performance. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.

The Fund pursues a "value style" of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of market conditions, or a company's value or prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds or market benchmarks. In addition, "value stocks" can continue to be undervalued by the market for long periods of time, and may never achieve the Adviser's expected valuation.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks of an investment in the Fund by showing the Fund's performance for the 2015 calendar year and by showing how the Fund's average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.cambiar.com or by calling 1-866-777-8227.

                              2015      3.89%

During the period shown in the chart, the Fund's highest return for a quarter was 5.42% (quarter ended 12/31/15) and the lowest return for a quarter was (7.85)% (quarter ended (9/30/15). The Fund's total return from 1/1/2016 to 6/30/2016 was (1.20)%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2015

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

                                                                    SINCE
                                                                  INCEPTION
                                                      1 YEAR      (11/18/14)
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
   Fund Returns Before Taxes                          3.89%         0.23%
   Fund Returns After Taxes on Distributions          3.77%         0.13%
   Fund Returns After Taxes on Distributions and
  Sale of Fund Shares                                 2.20%         0.13%
MSCI EAFE SMALL CAP INDEX(REFLECTS NO
  DEDUCTION FOR FEES, EXPENSES, OR TAXES)             9.59%         8.60%

INVESTMENT ADVISER

Cambiar Investors, LLC

PORTFOLIO MANAGERS

Anna (Ania) A. Aldrich, CFA, Investment Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since its inception in 2014.

Brian M. Barish, CFA, President, Chief Investment Officer, joined the Adviser in 1997 and has served on the portfolio team for the Fund since its inception in 2014.

Jennifer Dunne, CFA, Investment Principal, joined the Adviser in 2005 and has served on the portfolio team for the Fund since its inception in 2014.

Todd L. Edwards, PhD, Investment Principal, joined the Adviser in 2007 and has served on the portfolio team for the Fund since its inception in 2014.

Alvaro Shiraishi, Investment Principal, joined the Adviser in 2007 and has served on the portfolio team for the Fund since its inception in 2014.

PURCHASING AND SELLING FUND SHARES

To purchase shares of the Fund for the first time, you must invest at least $500,000. The Fund reserves the right to waive the minimum initial investment amount in its sole discretion. There is no minimum for subsequent investments.

If you own your shares directly, you may redeem your shares on any day the New York Stock Exchange ("NYSE") is open for business by contacting the Fund directly by mail or telephone at 1-866-777-8227 or visiting www.cambiar.com.

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to redeem your shares. Your investment professional or institution may charge a fee for its services in addition to the fees charged by the Fund.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 44 OF THE PROSPECTUS.

SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION

TAX INFORMATION


Each Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

INVESTING WITH THE CAMBIAR FUNDS

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Investor Class Shares and Institutional Class Shares of the Funds.

HOW TO CHOOSE A SHARE CLASS

The Funds, other than the Cambiar International Small Cap Fund, have two classes of shares, Institutional Class Shares and Investor Class Shares. As of the date of this prospectus, Institutional Class Shares of the Cambiar Unconstrained Equity Fund and the Cambiar Global Equity Fund are not available for purchase and Investor Class Shares of the Cambiar Small Cap Fund are closed to new investors. Each share class has its own shareholder eligibility criteria, investment minimums, cost structure and other features. The following summarizes the primary features of Institutional Class Shares of the Funds (except of the Cambiar International Small Cap Fund) and Investor Class Shares of the Funds. Contact your financial intermediary or the Funds for more information about the Funds' share classes and how to choose between them.

-------------------------------------------------------------------------------------------------------------
CLASS NAME        ELIGIBLE INVESTORS                   INVESTMENT MINIMUMS           FEES
-------------------------------------------------------------------------------------------------------------
Institutional     Primarily institutional investors    Initial -- $5,000,000         No 12b-1 Fee.
Class Shares      and individual investors who
                  meet the initial investment          Subsequent -- None            No Shareholder Servicing
                  minimum                                                            Fee.
-------------------------------------------------------------------------------------------------------------
Investor Class    Primarily individual investors      Initial -- $2,500 ($500 for    No 12b-1 Fee.
Shares                                                IRAs and $250 for Spousal
                                                      IRAs)                          Shareholder Servicing
                                                                                     Fee not to exceed 0.25%
                                                      Subsequent -- $100             annually.
-------------------------------------------------------------------------------------------------------------

The following summarizes the primary features of Institutional Class Shares of the Cambiar International Small Cap Fund.


-------------------------------------------------------------------------------------------------------------
CLASS NAME       ELIGIBLE INVESTORS                   INVESTMENT MINIMUMS           FEES
-------------------------------------------------------------------------------------------------------------
Institutional    Institutional and Individual         Initial -- $500,000           No 12b-1 Fee.
Class Shares     investors
                                                      Subsequent -- None            Shareholder Servicing
                                                                                    Fee not to exceed 0.25%
                                                                                    annually.
-------------------------------------------------------------------------------------------------------------


Institutional Class Shares and Investor Class Shares are offered to investors who purchase shares directly from the Funds or through certain financial intermediaries such as financial planners, investment advisers, broker-dealers or other financial institutions. An investor may be eligible to purchase more than one share class. However, if you purchase shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services. Your financial intermediary can tell you which class of shares is available through the intermediary.

The Funds reserve the right to change the criteria for eligible investors and accept investments of smaller amounts in their sole discretion.

For information regarding the federal income tax consequences of transactions in shares of a Fund, including information about cost basis reporting, see "Federal Taxes."

BUYING FUND SHARES

To purchase Investor Class Shares or Institutional Class Shares directly from the Funds through their transfer agent, DST Systems, Inc., complete and send in the account application. If you need an account application or have questions, please call 1-866-777-8227 or visit www.cambiar.com.

All investments must be made by check, wire or Automated Clearing House ("ACH"). All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

Investor Class shares of the Cambiar Small Cap Fund are closed to new investors. However, existing shareholders of Investor Class shares of the Cambiar Small Cap Fund and certain eligible investors, as set forth below, may purchase additional Investor Class shares of the Cambiar Small Cap Fund through existing or new accounts and reinvest dividends and capital gains distributions. Existing shareholders and eligible investors include:

     o Shareholders of Investor Class shares of the Cambiar Small Cap Fund as of April 30, 2013;

     o Qualified defined contribution retirement plans with participants holding Investor Class shares of the Cambiar Small Cap Fund as of April 30, 2013, and participants of such plans regardless of whether they held Investor Class shares of the Cambiar Small Cap Fund as of April 30, 2013;

     o Clients of certain fee based advisory programs sponsored by financial intermediaries for which investment decisions are made on a centralized basis at the discretion of the firm (E.G., model portfolios managed by a firm or its investment committee);

     o    An employee of the Adviser; or

     o    A trustee of the Trust.

The Cambiar Small Cap Fund reserves the right, in its sole discretion, to determine the criteria for qualification as an eligible investor and to reject any purchase order. Sales of Investor Class shares of the Cambiar Small Cap Fund may be further restricted or reopened in the future. Institutional Class shares of the Cambiar Small Cap Fund remain open to new investors.

BY MAIL

You can open an account with a Fund by sending a check and your completed and signed account application to the address below. You can add to an existing account by sending the Fund a check and, if possible, the "Invest by Mail" stub that accompanies your confirmation statement. Be sure your check identifies clearly your name, your account number, the share class and the name of the Fund.

REGULAR MAIL ADDRESS

The Cambiar Funds
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

The Cambiar Funds
c/o DST Systems, Inc.
430 West 7th Street
Kansas City, MO 64105


The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by a Fund's transfer agent. The share price used to fill a purchase order is the next price calculated by a Fund after the Fund's transfer agent, DST Systems, Inc., receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.


BY WIRE

To open an account by wire, call 1-866-777-8227 for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name, the share class and your account number).

WIRING INSTRUCTIONS

UMB Bank, N.A.
ABA# 101000695
The Cambiar Funds
DDA Acct. # 9871063178
Ref: Fund name/account number/account name/share class

BY AUTOMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Funds. To cancel or change a plan, write to the Funds at:
The Cambiar Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail
Address: The Cambiar Funds c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

PURCHASES IN-KIND


Subject to the approval of the Funds, an investor may be permitted to purchase shares of a Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for that Fund. Assets purchased by a Fund in such a transaction will be valued in accordance with procedures adopted by the Funds. The Funds reserve the right to amend or terminate this practice at any time.


MINIMUM INVESTMENTS


You can open an account with Investor Class Shares of the Cambiar Opportunity Fund, Cambiar International Equity Fund, Cambiar Unconstrained Equity Fund, Cambiar SMID Fund, and Cambiar Global Equity Fund with a minimum initial investment of $2,500 ($500 for IRAs and $250 for Spousal IRAs). Investor Class Shares of the Cambiar Small Cap Fund are closed to new investors. Thereafter your investments in Investor Class Shares must be at least $100 for each Fund. You can open an account with Institutional Class Shares of any Fund, except the Cambiar International Small Cap Fund, with a minimum initial investment of $5,000,000. You can open an account with Institutional Class Shares of the Cambiar International Small Cap Fund with a minimum initial investment of $500,000. There is no minimum for subsequent investments in Institutional Class Shares. Each Fund reserves the right to waive the minimum investment amounts in its sole discretion. If a Fund elects to do so, the Fund reserves the right to transfer shares purchased below the minimum investment, on a tax-free basis, from Institutional Class Shares to Investor Class Shares of the Fund, in which case you will be subject to the fees and expenses of Investor Class Shares.


FUND CODES

Each Fund's reference information, which is listed below, will be helpful to you when you contact the Funds to purchase or exchange shares, check a Fund's daily net asset value per share ("NAV") or obtain additional information.

--------------------------------------------------------------------------------
FUND NAME                                TRADING SYMBOL     CUSIP     FUND CODE
--------------------------------------------------------------------------------
Cambiar Opportunity Fund
--------------------------------------------------------------------------------
       Investor Class Shares                 CAMOX        00758M261     1262
--------------------------------------------------------------------------------
       Institutional Class Shares            CAMWX        0075W0825     1362
--------------------------------------------------------------------------------
Cambiar International Equity Fund
--------------------------------------------------------------------------------
       Investor Class Shares                 CAMIX        00758M139     1269
--------------------------------------------------------------------------------
       Institutional Class Shares            CAMYX        00769G543     1209
--------------------------------------------------------------------------------
Cambiar Small Cap Fund
--------------------------------------------------------------------------------
       Investor Class Shares                 CAMSX        0075W0817     1363
--------------------------------------------------------------------------------
       Institutional Class Shares            CAMZX        0075W0593     1364
--------------------------------------------------------------------------------
Cambiar Unconstrained Equity Fund
--------------------------------------------------------------------------------
       Investor Class Shares                 CAMAX        0075W0650     1365
--------------------------------------------------------------------------------
       Institutional Class Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Cambiar SMID Fund
--------------------------------------------------------------------------------
       Investor Class Shares                CAMMX        00769G766     1270
--------------------------------------------------------------------------------
       Institutional Class Shares           CAMUX        00769G311     6270
--------------------------------------------------------------------------------
Cambiar Global Equity Fund
--------------------------------------------------------------------------------
       Investor Class Shares                CAMGX        00769G113     1366
--------------------------------------------------------------------------------
       Institutional Class Shares           CAMTX        00769G295     6266
--------------------------------------------------------------------------------
Cambiar International Small Cap Fund
--------------------------------------------------------------------------------
       Institutional Class Shares          CAMFX         00769G287     1693
--------------------------------------------------------------------------------

REDEEMING FUND SHARES

BY MAIL

You may redeem Fund shares held directly with the Funds by contacting the Funds at: The Cambiar Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: The Cambiar Funds c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Send a letter to the Funds signed by all registered parties on the account specifying:

     o    The Fund name;

     o    The account number;

     o    The dollar amount or number of shares you wish to redeem;

     o    The share class;

     o    The account name(s); and

     o    The address to which redemption (sale) proceeds should be sent.


The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of sell orders does not constitute receipt by a Fund's transfer agent. The share price used to fill a sell order is the next price calculated by a Fund after the Fund's transfer agent, DST Systems, Inc., receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.


All registered share owner(s) must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. For example, signature guarantees may be required if your address of record has changed in the last 30 days, you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. Please note that a notary public is not an acceptable provider of a signature guarantee and that a Fund must be provided with the original guarantee. Signature guarantees are for the protection of our shareholders. Before it grants a redemption request, a Fund may require a shareholder to furnish additional legal documents to ensure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership may require additional documentation along with a signature guaranteed letter of instruction. The Funds participate in the Paperless Legal Program (the "Program"), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 1-866-777-8227 for more information.

BY TELEPHONE

You must first establish the telephone redemption privilege (and, if desired, the wire and/or ACH redemption privilege) by completing the appropriate sections of the account application.

Call 1-866-777-8227 or visit www.cambiar.com to redeem your shares. Based on your instructions, the Funds will mail your proceeds to you or send them to your bank by either Fed wire or ACH.

BY SYSTEMATIC WITHDRAWAL PLAN (VIA AUTOMATED CLEARING HOUSE) (INVESTOR CLASS SHARES ONLY)

If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service, you must complete the appropriate sections of the account application and mail it to the Funds.

REDEMPTIONS IN-KIND


The Funds generally pay sale (redemption) proceeds in cash. However, in the Funds' sole discretion and under unusual conditions that make the payment of cash unwise and for the protection of the Funds' remaining shareholders, the Funds might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in-kind). The Funds may also redeem in-kind to discourage short-term trading of shares. It is highly unlikely that your shares would ever be redeemed in-kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until they are sold. Redemptions of certain shareholders' Fund shares may take place in cash, while other contemporaneous shareholder redemptions take place in-kind.


EXCHANGING FUND SHARES

At no charge, you may exchange Investor Class Shares of one Fund for Investor Class Shares of another Fund, and Institutional Class Shares of one Fund for Institutional Class Shares of another Fund, where offered, by writing to or calling the Funds, subject to the eligibility requirements and the fees and expenses of the share class of the Fund you exchange into. The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined at the sole discretion of the Funds. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."

At no charge, you may also convert Investor Class shares of one Fund directly to Institutional Class Shares of the same Fund, and Institutional Class shares of one Fund directly to Investor Class Shares of the same Fund, where offered, by writing to or calling the Funds, subject to the eligibility requirements and the fees and expenses of the share class of the Fund you convert into. A conversion between share classes of a Fund is not a taxable event.

You may only exchange or convert shares between accounts with identical registrations (i.e., the same names and addresses). If you purchase shares through a financial intermediary, you may only exchange or convert into a share class of a Fund which your financial intermediary sells or services. Your financial intermediary can tell you which classes of shares of the Funds are available through the intermediary.

If you exchange or convert shares of a Fund, the number of shares received will be based on the respective NAVs of the shares transferred and the shares received as of the date of the exchange or conversion. Consequently, you may receive fewer shares or more shares than you transfer, depending on that day's NAVs. The total value of your investment, however, will not change as a result of the exchange or conversion.

TRANSACTION POLICIES

CALCULATING YOUR SHARE PRICE

You may buy, sell or exchange shares of a Fund on each day the NYSE is open for business (a "Business Day") at a price equal to its NAV next computed after the Fund or an authorized institution receives your order in proper form. The Funds calculate NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, the Funds or an authorized institution must receive your order in proper form (meaning that it is complete, contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following Business Day. If the NYSE closes early - such as on days in advance of certain generally observed holidays - the Funds will calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.

Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Funds may change on days when you are unable to purchase, exchange or redeem shares.

Each Fund calculates its NAV by adding the total value of its assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. In calculating NAV, the Funds generally value their investment portfolios at market price. If market prices are not readily available or the Funds reasonably believe that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, but before the time as of which a Fund calculates NAV, the Funds are required to price those securities at fair value as determined in good faith using methods approved by the Board. Pursuant to the policies adopted by, and under the ultimate supervision of the Board, these methods are implemented through the Funds' Fair Value Pricing Committee, members of which are appointed by the Board. The Funds' determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Funds assign to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

With respect to foreign securities held by the Funds, the Funds may take factors influencing specific markets or issuers into consideration in determining the fair value of a foreign security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Funds may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of certain international markets and the time as of which a Fund prices its shares as well as due to the fact that foreign markets and exchanges may be closed on days when the Funds are open for business, the value the Funds assign to securities may not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Funds may consider the performance of the securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information related to the securities.

There may be limited circumstances in which a Fund would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges -- for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

When valuing fixed income securities with remaining maturities of more than 60 days, the Funds use the value of the security provided by pricing services.
The values provided by a pricing service may be based upon market quotations for the same security if a quotation is readily available, or may be based upon the values of securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Funds may use the security's amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Funds through their transfer agent, you may also buy or sell shares of the Funds through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Funds), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Funds prior to the time the Funds calculate their NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Funds on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution (defined below), orders transmitted by the financial intermediary and received by the Funds after the time NAV is calculated for a particular day will receive the following day's NAV.


Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Funds with respect to the receipt of purchase and redemption orders for Fund shares ("authorized institutions"). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution's designee, receives the order. Orders will be priced at a Fund's NAV next computed after they are received by an authorized institution or an authorized institution's designee. To determine whether your financial intermediary is an authorized institution or an authorized institution's designee such that it may act as agent on behalf of a Fund with respect to purchase and redemption orders for Fund shares, you should contact them directly.

If you deal directly with a financial intermediary, you will have to follow their procedures for transacting with the Funds. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about compensation that may be paid to your financial intermediary by the Funds and/or the Adviser, please refer to the section entitled "Payments to Financial Intermediaries" in this prospectus and the SAI. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your financial intermediary directly.


REDEMPTION FEE


In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of short-term trading, the Cambiar International Equity Fund, the Cambiar Small Cap Fund, the Cambiar SMID Fund and the Cambiar Global Equity Fund each charge a 2.00% redemption fee on redemptions (including exchanges) of shares that have been held for less than 90 days, and the Cambiar Unconstrained Equity Fund and the Cambiar International Small Cap Fund charge a 2.00% redemption fee on redemptions (including exchanges) of shares that have been held for less than 180 days. The redemption fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund from which the redemption was made. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of a Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.


The redemption fee is applicable to Fund shares purchased either directly from the Funds or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. Each Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund. However, the Funds recognize that due to operational and systems limitations, intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Funds'. Therefore, to the extent that financial intermediaries are unable to collect the redemption fee, a Fund may not be able to defray the expenses associated with those short-term trades made by that financial intermediary's customers.

The Cambiar International Equity Fund, the Cambiar Small Cap Fund, the Cambiar Unconstrained Equity Fund, the Cambiar SMID Fund, the Cambiar Global Equity Fund and the Cambiar International Small Cap Fund each reserve the right to waive its redemption fee at its discretion when it believes such waiver is in the best interests of the Fund and its shareholders, including with respect to certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns. These categories currently include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic withdrawals; and (v) retirement loans and withdrawals.

PAYMENT OF REDEMPTION PROCEEDS


Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check, or sent via ACH to your bank account once you have established banking instructions with the Funds. The Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper form, meaning that it is complete and contains all necessary information and has any necessary supporting documentation (such as applicable signature guarantees, IRA rollover forms, etc.).


The Funds may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. Before granting a redemption request, the Funds may require a shareholder to furnish additional legal documents to ensure proper authorization.

If you redeem shares that were purchased by check or through ACH, you will not receive your redemption proceeds until the check has cleared or the ACH transaction has been completed, which may take up to 15 days from the purchase date. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

TELEPHONE TRANSACTIONS

The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Therefore, the Funds will not be responsible for any loss, liability, cost or expense for following instructions received by telephone reasonably believed to be genuine.

RIGHTS RESERVED BY THE FUNDS

PURCHASES

At any time and without notice, the Funds may:

     o    Close to new investments (i.e., stop offering shares);

     o    Reject any purchase order; or

     o Bar an investor engaged in a pattern of excessive trading, as determined by the Funds, from buying shares. (Excessive trading can adversely impact performance by disrupting management and by increasing expenses.) The Funds will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading patterns, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction. For more information about the Funds' policies on excessive trading, see "Excessive Trading Policies and Procedures."

REDEMPTIONS

At any time and without notice, the Funds may change or eliminate any of the redemption methods described above, except redemption by mail. The Funds may suspend your right to redeem your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the U.S. Securities and Exchange Commission (the "SEC").

EXCHANGES

The Funds may:

     o Modify or cancel the exchange program at any time on 60 days' written notice to shareholders;

     o    Reject any request for an exchange; or

     o Limit or cancel a shareholder's exchange privilege, especially when an investor is believed to be engaged in a pattern of excessive trading.

ACCOUNT POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. Frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders, and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of each Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring each Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.


In addition, because the Cambiar International Equity Fund, the Cambiar Unconstrained Equity Fund and the Cambiar International Small Cap Fund invest to varying degrees in foreign securities traded primarily on markets that close prior to the time each Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there is a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage by seeking to buy or sell Fund shares may dilute the value of the Fund's shares if the price of the Fund's foreign securities do not reflect their fair value at the time the Fund calculates its NAV. Although the Funds have procedures designed to determine the fair value of foreign securities for purposes of calculating each Fund's NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage. For more information on how the Funds use fair value pricing, see "Calculating Your Share Price."

Because certain of the Funds may invest in small- and mid-capitalization securities which often trade in lower volumes and may be less liquid, Funds holding these types of securities may be more susceptible to the risks posed by frequent trading because frequent transactions in the Funds' shares may have a greater impact on the market prices of these types of securities.


The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Board. For purposes of applying these policies, the Funds' service providers may consider the trading history of accounts under common ownership or control. The Funds' policies and procedures include:

     o Shareholders are restricted from making more than 3 "round trips" into or out of each Fund in any one-year period. If, to the knowledge of the Funds, a shareholder exceeds this amount, the Funds and/or their service providers may, at their discretion, reject any additional purchase or exchange orders. The Funds define a "round trip" as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

     o The Cambiar International Equity Fund, the Cambiar Small Cap Fund, the Cambiar SMID Fund and the Cambiar Global Equity Fund each assess a redemption fee of 2.00% on redemptions by shareholders of Fund shares held for less than 90 days, and the Cambiar Unconstrained Equity Fund and the Cambiar International Small Cap Fund each charge a 2.00% redemption fee on redemptions of shares that have been held for less than 180 days (subject to certain exceptions as discussed in "Redemption Fee").

     o Each Fund reserves the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

Each Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in a Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers, broker-dealers and mutual fund supermarkets) often establish omnibus accounts in the Funds for their customers through which transactions are placed. The Funds have entered into "information sharing agreements" with these financial intermediaries, which permit the Funds to obtain, upon request, information about the trading activity of the intermediary's customers that invest in the Funds. If the Funds or their service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Funds, the Funds or their service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Funds or their service providers determine that the trading activity of any customer may be detrimental to the Funds, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Funds by that customer. If the Funds are not satisfied that the intermediary has taken appropriate action, the Funds may terminate the intermediary's ability to transact in Fund shares. When information regarding transactions in the Funds' shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds and their service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Funds. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Funds to identify or prevent all such trading by a financial intermediary's customers. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (meaning that it is complete, contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the NAV next-determined.

The Funds reserve the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Funds.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification are part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

UNCLAIMED PROPERTY


Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include Fund account inactivity (E.G., no owner-initiated contact for a certain period), returned mail (E.G., when mail sent to a shareholder is returned by the post office, or "RPO," as undeliverable), or a combination of both inactivity and returned mail. Once it flags property as unclaimed, the applicable Fund will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state. More information on unclaimed property and how to maintain an active account is available through your state or by calling 1-866-777-8227.


SMALL ACCOUNTS

Each Fund may redeem your shares without your permission if the value of your account falls below $1,250 for Investor Class Shares of the Fund or $2,500,000 for Institutional Class Shares of the Fund, except the Cambiar International Small Cap Fund. The Cambiar International Small Cap Fund may redeem your shares without your permission if the value of your account falls below $250,000. This provision does not apply:

     o    To retirement accounts and certain other accounts; or

     o When the value of your account falls because of market fluctuations and not your redemptions.


The Funds will provide you at least 30 days' written notice to allow you time to add to your account and avoid the sale of your shares. If your Cambiar International Equity Fund, Cambiar Small Cap Fund, Cambiar SMID Fund and Cambiar Global Equity Fund shares are redeemed for this reason within 90 days of their purchase, the redemption fee will not be applied. If your Cambiar Unconstrained Equity Fund and Cambiar International Small Cap Fund shares are redeemed for this reason within 180 days of their purchase, the redemption fee will not be applied.

DIVIDENDS AND DISTRIBUTIONS

Normally, each Fund distributes its net investment income and its net capital gains, if any, at least once a year. A Fund will automatically reinvest dividends and distributions in additional shares of the Fund, unless you elect on your account application to receive them in cash.

To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

FEDERAL TAXES

The following is a summary of the U.S. federal income tax consequences of investing in the Funds. This summary does not apply to shares held in an IRA or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effects of your investment in the Funds.

TAXES ON DISTRIBUTIONS

Each Fund intends to distribute to shareholders substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund, may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Distributions reported by the Funds as long-term capital gains distributions and as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Once a year, each Fund (or its administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Funds).

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors. Call 1-866-777-8227 to find out when the Funds expect to make a distribution to shareholders.

TAXES ON THE SALE OR EXCHANGE OF FUND SHARES

Each sale or exchange of shares of the Funds may be a taxable event. For tax purposes, an exchange of Fund shares for shares of a different fund is the same as a sale.

A sale of Fund shares may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer.

The Funds (or their administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, a Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of Fund shares, a Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, a Fund will use the average cost basis method as the default cost basis method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders should also carefully review the cost basis information provided to them by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

INVESTMENTS IN FOREIGN SECURITIES

To the extent that the Funds invest in foreign securities, they may be subject to foreign withholding taxes with respect to dividends or interest the Funds received from sources in foreign countries. If more than 50% of the total assets of a Fund at the end of the Fund's taxable year consists of foreign securities, that Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. A Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.


ADDITIONAL INFORMATION ABOUT TAXES

More information about taxes is in the Funds' Statement of Additional Information (the "SAI").








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

ADDITIONAL INFORMATION ABOUT THE FUNDS

The investment objective of the Cambiar Opportunity Fund and the Cambiar International Equity Fund is to seek total return and capital preservation. The investment objective of the Cambiar Small Cap Fund, the Cambiar Unconstrained Equity Fund, the Cambiar SMID Fund, the Cambiar Global Equity Fund and the Cambiar International Small Cap Fund is to seek long-term capital appreciation. The investment objective of each Fund may be changed without shareholder approval.

OTHER INVESTMENT PRACTICES AND RISKS

In addition to the investment strategies described above, each Fund may employ non-principal investment practices that this prospectus does not describe, such as when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning any of the Funds' investment practices and risks, please read the SAI.


Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, geopolitical events, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in a Fund, just as you could with similar investments.

The value of your investment in a Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets on which they trade. The effect on a Fund of a change in the value of a single security will depend on a number of factors, including the number of securities in the portfolio, the securities' relative weightings in the portfolio, and how widely the Fund diversifies its holdings. The Cambiar Unconstrained Equity Fund is non-diversified, meaning that it may invest a larger percentage of its assets in a single issuer or a relatively small number of issuers, as compared to a diversified fund.

Overall stock market risks can affect the value of the Funds. Over time, market forces can be highly dynamic and can cause stock markets to move in cycles, including periods when stock prices rise generally and periods when they decline generally. The value of the Funds' investments may increase or decrease more than the stock market in general.



EQUITY RISK -- Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock, convertible securities and depositary receipts, as well as shares of exchange-traded funds ("ETFs") that attempt to track the price movement of equity indices. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stockholders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund's NAV to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FOREIGN COMPANY RISK -- Investments in securities of foreign companies (including direct investments as well as investments through depositary receipts) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio. These risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Funds may invest in both sponsored and unsponsored American Depositary Receipts ("ADRs"). Unsponsored ADRs are issued by one or more depositaries without a formal agreement with the company that issues the underlying securities. Holders of unsponsored ADRs generally bear all the costs of such ADRs. In addition, the issuers of the securities underlying unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and the market value of the ADRs may not fully reflect such information.

EUROPEAN ECONOMIC RISK -- The Economic and Monetary Union of the European Union (the "EU") requires compliance with restrictions on inflation rates, deficits, interest rates and debt levels, as well as fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt (including, without limitation, the default by Greece) and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries.

Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences.

Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. In a referendum held on June 23, 2016, the United Kingdom, which is a significant global economy, resolved to leave the EU. The referendum may introduce significant new uncertainties into the stability and composition of the EU, as well as instability into the financial markets as the United Kingdom negotiates its exit from the EU.

The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and adversely affect the value of the Funds.

ASIAN ECONOMIC RISK -- Many Asian economies have experienced rapid growth and industrialization in recent years, but there is no assurance that this growth rate will be maintained. Other Asian economies, however, have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit. During the recent global recession, many of the export-driven Asian economies experienced the effects of the economic slowdown in the United States and Europe, and certain Asian governments implemented stimulus plans, low-rate monetary policies and currency devaluations. Economic events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Many Asian countries are subject to political risk, including corruption and regional conflict with neighboring countries. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions. The Asian region has in the past also experienced earthquakes, mud slides, tsunamis and other natural disasters, and the region continues to be subject to the risks of such events and their attendant effects on financial markets.

DERIVATIVES RISK -- The Funds may invest in derivatives, including options and swaps, in an effort to increase returns, to hedge against the risk of unfavorable price movements in the underlying instruments, to provide economic exposure to a security or issuer, to manage cash flows or currency exposure, to address tax considerations, as an alternative to selling a security short or for other reasons. Derivatives are often more volatile than other investments and may magnify the Funds' gains or losses. There are various factors that affect a Fund's ability to achieve its objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate closely with the values of the derivatives it purchased or sold. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. There can be no assurance that the Adviser's use of derivatives will be successful in achieving its intended goals.


Additionally, derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

The Funds may purchase or sell options, which involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security (which could result in a potentially unlimited loss) rather than only the premium payment received. Over-the-counter options also involve counterparty risk.


The Funds may enter into total return swaps, which are contracts whereby one party agrees to make payments of the total return from a reference instrument during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. A reference instrument may be a single asset, a pool of assets or an index of assets. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and are subject to counterparty risk. It may also not be possible for the Funds to liquidate a swap position at an advantageous time or price, which may result in significant losses.

SHORT-TERM INVESTING RISK -- The investments and strategies described in this prospectus are those that the Funds use under normal circumstances. During unusual economic, market, political or other circumstances, each Fund may invest up to 100% of its assets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with a Fund's principal investment strategies, and may prevent a Fund from achieving its investment objective. A Fund will use a temporary strategy if the Adviser believes that pursuing the Fund's investment objective will subject it to a significant risk of loss. Each of the Cambiar International Equity Fund, the Cambiar Small Cap Fund, the Cambiar SMID Fund, the Cambiar Global Equity Fund, the Cambiar Unconstrained Equity Fund and the Cambiar International Small Cap Fund has a policy requiring it to invest, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in particular types of securities as described in each Fund's principal investment strategies. In addition to the temporary measures described above, each Fund may also temporarily deviate from its 80% policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions.

When a Fund pursues a temporary defensive strategy, the Fund may not profit from favorable developments that it would have otherwise profited from if it was pursuing its normal strategy.

INFORMATION ABOUT PORTFOLIO HOLDINGS

The Funds generally post a detailed list of their securities (portfolio holdings) as of the most recent calendar month end, 30 days after the end of the calendar month. In addition, the Funds generally post their ten largest portfolio holdings, and the percentage that each of these holdings represents of each Fund's total assets, as of the most recent calendar month end, 10 calendar days after the end of the calendar month. These postings can be found on the internet at http://aicfundholdings.com/ and generally remain until replaced by new postings as described above. The Adviser may exclude any portion of the Funds' portfolio holdings from such publication when deemed in the best interest of the Funds. Please consult the SAI for a description of the policies and procedures that govern disclosure of the Funds' portfolio holdings.

INVESTMENT MANAGEMENT

INVESTMENT ADVISER


Cambiar Investors, LLC, a Delaware limited liability company located at 200 Columbine Street, Suite 800, Denver, Colorado 80206, serves as the investment adviser to each of the Funds. The Adviser manages and supervises the investment of each Fund's assets on a discretionary basis, subject to oversight by the Board. As of June 30, 2016, the Adviser had approximately $12.9 billion in assets under management. The Adviser has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1973.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund, as set forth in the table below. The Adviser has contractually agreed to reduce its fees and reimburse expenses of each Fund in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, non-routine expenses and shareholder servicing fees (collectively, "excluded expenses")) from exceeding the amounts listed in the table below for each of the Fund's share classes, as a percentage of average daily net assets, until September 1, 2017. To maintain these expense limits, the Adviser may reduce a portion of its management fee and/or reimburse certain expenses of the Funds. In addition, if at any point a Fund's total annual Fund operating expenses (not including excluded expenses) are below the Fund's expense cap, the Adviser may receive from that Fund the difference between the Fund's total annual Fund operating expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three year period during which the agreement (or any prior agreement) was in place. The table also lists the amount each Fund paid the Adviser during the most recent fiscal year, as a percentage of its average daily net assets.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Cambiar        Cambiar
                                             Cambiar       Cambiar       Cambiar                    Global     International
                            Cambiar       International   Small Cap   Unconstrained     Cambiar     Equity       Small Cap
                       Opportunity Fund    Equity Fund      Fund       Equity Fund     SMID Fund     Fund          Fund
-------------------------------------------------------------------------------------------------------------------------------
Management Fees            0.75%(1)           0.90%        1.00%         1.00%         0.90%(5)     0.90%          1.10%
-------------------------------------------------------------------------------------------------------------------------------
Expense Limits             0.80%(2,3)         0.95%(2)     1.05%(2)      1.10%(2)      0.95%(2,6)   0.95%(2)       1.15%(7)
-------------------------------------------------------------------------------------------------------------------------------
Advisory Fee Paid
During the Most
Recent Fiscal               0.75%             0.85%        0.96%        0.96%(4)       0.68%        None(4)         None
Year (after
waivers)
-------------------------------------------------------------------------------------------------------------------------------

(1) Prior to August 28, 2015, the management fee for the Cambiar Opportunity Fund was 0.90% for first $2.5 billion and 0.75% above $2.5 billion.

(2) Prior to September 1, 2016, shareholder servicing fees were not excluded expenses for the purposes of the expense limitation agreement, and the expense limit for Investor Class Shares of the Fund was 0.25% higher than the amount listed.

(3) Prior to August 28, 2015, the expense limit for the Cambiar Opportunity Fund was 1.20% and 0.95% for the Investor Class Shares and Institutional Class Shares of the Fund, respectively.

(4) Amount is for Investor Class Shares only. Institutional Class Shares were not in operation for the fiscal year ended April 30, 2016.

(5) Prior to August 28, 2016, the management fee for the Cambiar SMID Fund was 1.00%.

(6) Prior to August 28, 2016, the expense limit for the Cambiar SMID Fund was 1.30% and 1.05% for the Investor Class Shares and Institutional Class Shares of the Fund, respectively.

(7) Prior to September 1, 2016, shareholder servicing fees were not excluded expenses for the purposes of the expense limitation agreement and the expense limit for the International Small Cap Fund was 1.40%.

A discussion regarding the basis for Board approval of the Funds' investment advisory agreements will be available in the Funds' October 31, 2016 Semi-Annual Report to Shareholders, which will cover the period from May 1, 2016 to October 31, 2016.


PORTFOLIO MANAGERS

The Cambiar Opportunity Fund, the Cambiar International Equity Fund, the Cambiar Small Cap Fund, the Cambiar SMID Fund, the Cambiar Global Equity Fund and the Cambiar International Small Cap Fund are each managed by a team of investment professionals that are jointly and primarily responsible for the day-to-day management of these Funds. Brian M. Barish serves as the sole portfolio manager of the Cambiar Unconstrained Equity Fund.


Brian M. Barish, CFA, President, Chief Investment Officer, joined the Adviser in 1997 and has over 26 years of investment experience. He serves as the sole portfolio manager of the Cambiar Unconstrained Equity Fund, the Lead Manager of the investment team of the Cambiar Opportunity Fund and the Co-Lead Manager of the investment team of the Cambiar International Equity Fund. He co-manages the Cambiar Small Cap Fund, the Cambiar SMID Fund and the Cambiar International Small Cap Fund. He focuses on the technology, media, aerospace and defense sectors. Prior to joining the Adviser, Mr. Barish served as Director of Emerging Markets Research for Lazard Freres & Co., a New York based investment bank. He has also served as a securities analyst with Bear, Stearns & Co. and Arnhold S. Bleichroeder, a New York based research firm. Mr. Barish received a BA in Economics and Philosophy from the University of California, Berkeley, and holds the Chartered Financial Analyst designation.

Anna (Ania) A. Aldrich, CFA, Investment Principal, joined the Adviser in 1999 and has over 26 years of investment experience. She co-manages the Cambiar Opportunity Fund, the Cambiar International Equity Fund, the Cambiar Small Cap Fund, the Cambiar SMID Fund, the Cambiar Global Equity Fund and the Cambiar International Small Cap Fund, with a focus on the financial services and consumer products sectors. Prior to joining the Adviser, Ms. Aldrich was a global equity analyst at Bankers Trust, a New York based investment company, covering the financial services and transportation sectors. She began her career as a senior investor relations professional at BET PLC, a New York based communications firm. Ms. Aldrich holds an MBA in Finance from Fordham University and a BA in Computer Science from Hunter College. She also holds the Chartered Financial Analyst designation.

Timothy A. Beranek, Investment Principal, joined the Adviser in 1999 and has over 23 years of investment experience. He co-manages the Cambiar Opportunity Fund, the Cambiar Small Cap Fund and the Cambiar SMID Fund, with a focus on the utilities and basic materials sectors. Prior to joining the Adviser, Mr. Beranek was with Resources Trust where he had responsibility for oversight of financial controls for the company's mutual fund trading relationships. He began his career with Merrill Lynch. Mr. Beranek holds a Masters in Finance from the University of Colorado and a BS in Economics from the University of South Dakota.

Jennifer M. Dunne, CFA, Investment Principal, joined the Adviser in 2005 and has over 21 years of investment experience. She serves as the Co-Lead Manager of the investment team of the Cambiar International Equity Fund, and co-manages the Cambiar International Small Cap Fund with a focus on the energy, industrials and healthcare sectors. Prior to joining the Adviser, Ms. Dunne was a senior equity analyst at Founders Asset Management LLC, a Colorado based asset management firm. Ms. Dunne holds a graduate diploma from the London School of Economics as well as a Masters of Economics from the University of British Columbia and a BA from the University of Colorado, Boulder. She also holds the Chartered Financial Analyst designation.

Andrew P. Baumbusch, Investment Principal, joined the Adviser in 2004 and has over 17 years of investment experience. He serves as the Co-Lead Manager of the investment teams of the Cambiar Small Cap Fund and the Cambiar SMID Fund, and co-manages the Cambiar Opportunity Fund and the Cambiar International Equity Fund, with a focus on the industrials, media and telecom sectors. Prior to joining the Adviser, Mr. Baumbusch served as an investment analyst at Franklin Templeton, Atrium Capital and Alex Brown & Sons. Mr. Baumbusch holds an MBA from the Stanford Graduate School of Business and a BA in Economics from Princeton University.

Todd L. Edwards, PhD, Investment Principal, joined the Adviser in 2007 and has over 20 years of investment experience. He co-manages the Cambiar Global Equity Fund, the Cambiar International Equity Fund and the Cambiar International Small Cap Fund with a focus on non-U.S. company coverage in the financial services and consumer staple sectors. In addition, Mr. Edwards is responsible for the Adviser's macroeconomic and policy research efforts. Prior to joining the Adviser, he was a Director in the Global Emerging Markets Group at Citigroup. Before that, he served as Director of Research and Equity Strategist at BBVA Securities. Mr. Edwards began his investment career as a research analyst at Salomon Brothers. Mr. Edwards received a PhD and MA from Tulane University and a BA from Colorado College.

Alvaro Shiraishi, Investment Principal, joined the Adviser in 2007 and has over 22 years of investment experience. Mr. Shiraishi co-manages the Cambiar Global Equity Fund, the Cambiar International Equity Fund and the Cambiar International Small Cap Fund. He is responsible for non-U.S. company coverage in the basic materials and consumer discretionary sectors. Prior to joining the Adviser, he worked at Aon Corporation in Chicago, where he conducted risk management research for the industrials and construction industries. Mr. Shiraishi began his investment career as an equity analyst for UBS. Mr. Shiraishi received a BA in Economics from Universidad Panamericana in Mexico City.

Jeffrey H. Susman, Investment Principal, joined the Adviser in 2005 and has over 16 years of investment experience. He serves as the Co-Lead Manager of the investment team of the Cambiar Small Cap Fund, and co-manages the Cambiar Opportunity Fund and the Cambiar SMID Fund. Mr. Susman is responsible for company coverage in the consumer discretionary and technology sectors. Prior to joining the Adviser, he worked at UBS Investment Bank, where he was an associate analyst on the Global Communications Equipment Equity Research Team. Mr. Susman began his investment career as a Research Associate at Wellington Management. Mr. Susman received an MBA in Finance and Corporate Strategy from the University of Michigan and a BA in Economics and International Relations from Tufts University.

Colin M. Dunn, CFA, Investment Principal, joined the Adviser in 2011 and has over 16 years of investment experience. He serves as the Co-Lead Manager of the investment team of the Cambiar SMID Fund, and co-manages the Cambiar Opportunity Fund and Cambiar Small Cap Fund. He focuses on the utilities and specialty materials sectors. Prior to joining the Adviser, Mr. Dunn served as Vice President in the Investment Banking department at Keefe, Bruyette & Woods. He has also served as a securities analyst in the Investment Banking division at UBS. Mr. Dunn received a BS in Finance from Georgetown University and holds the Chartered Financial Analyst designation.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

MORE INFORMATION ABOUT THE FUNDS' HISTORY AND PERFORMANCE

Cambiar Opportunity Fund

Effective June 24, 2002, the Cambiar Opportunity Fund ("Opportunity Fund") became the successor to a separate mutual fund, the UAM Funds Trust Cambiar Opportunity Portfolio (the "Predecessor Opportunity Fund"). The Predecessor Opportunity Fund was managed by the same Adviser that currently manages the Opportunity Fund, had an identical investment objective and strategy as the Opportunity Fund and was subject to substantially similar fees and expenses. The performance shown in the performance table on page 4 of this prospectus represents the performance of the Predecessor Opportunity Fund for periods prior to June 24, 2002.

Cambiar International Equity Fund

Effective September 9, 2002, the Cambiar International Equity Fund (the "International Equity Fund") became the successor to the Cambiar International Equity Trust (the "Predecessor International Fund"), an unregistered, similarly managed fund. The Predecessor International Fund was managed by the same Adviser that currently manages the International Equity Fund and had an identical investment objective and strategy as the International Equity Fund. The performance shown in the performance table on page 10 of this prospectus represents the performance of the Predecessor International Fund for periods prior to September 9, 2002, adjusted to reflect expenses for the International Equity Fund. The Predecessor International Fund was not a registered mutual fund and so it was not subject to the same investment and tax restrictions as the International Equity Fund. If it had been, the Predecessor International Fund's performance may have been lower.

PAYMENTS TO FINANCIAL INTERMEDIARIES


The Funds and/or the Adviser may compensate financial intermediaries for providing a variety of services to the Funds and/or their shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section briefly describes how financial intermediaries may be paid for providing these services. For more information please see "Payments to Financial Intermediaries" in the SAI.

In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Funds, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

SHAREHOLDER SERVICING PLAN

The Funds, except for the Cambiar International Small Cap Fund, have adopted a shareholder servicing plan that provides that each Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on each Fund's Investor Class Shares' average daily net assets. The Cambiar International Small Cap Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on the Fund's Institutional Class Shares' average daily net assets. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services.

OTHER PAYMENTS BY THE FUNDS

The Funds may enter into agreements with financial intermediaries pursuant to which the Funds may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, shareholder services fees the Funds may pay to financial intermediaries pursuant to the Funds' shareholder servicing plan.

PAYMENTS BY THE ADVISER

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Funds. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, are not paid by the Funds, and may be in addition to any payments made to financial intermediaries by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with "shelf space," placing them on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.

The level of payments made by the Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of a Fund's shares.

Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

FINANCIAL HIGHLIGHTS


The tables that follow present performance information about the Investor Class Shares and Institutional Class Shares of the Funds. The information is intended to help you understand the financial performance of each Fund for the past five fiscal years or the period of the Fund's operations if shorter. Certain information contained in the tables reflects the financial results for a share of each Fund. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds assuming all dividends and distributions were reinvested. The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm of the Funds. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the 2016 Annual Report of the Funds, which is available upon request by calling the Funds at 1-866-777-8227.

No information is shown for Institutional Class Shares of the Cambiar Unconstrained Equity Fund and the Cambiar Global Equity Fund because they had not commenced operations as of the date of this prospectus.

                                                                 YEAR ENDED APRIL 30,
-------------------------------------------------------------------------------------------------------
OPPORTUNITY FUND -- INVESTOR CLASS SHARES          2016        2015       2014        2013       2012
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                $26.34      $24.13     $20.45      $17.90     $20.38
Income (Loss) from Operations:
  Net Investment Income(1)                          0.31        0.13       0.19        0.19       0.13
  Net Realized and Unrealized Gain (Loss)          (0.99)       2.28       3.71        2.55      (2.52)
                                                  ------      ------     ------      ------     ------
       Total From Operations                       (0.68)       2.41       3.90        2.74      (2.39)
                                                  ------      ------     ------      ------     ------
Dividends and Distributions:
  Net Investment Income                            (0.25)      (0.20)     (0.22)      (0.19)     (0.09)
  Net Realized Gain                                (2.74)        --         --          --        ---
                                                  ------      ------     ------      ------     ------
  Total Dividends and Distributions                (2.99)      (0.20)     (0.22)      (0.19)     (0.09)
                                                  ------      ------     ------      ------     ------
Net Asset Value, End of Year                      $22.67      $26.34     $24.13      $20.45     $17.90
                                                  ======      ======     ======      ======     ======
TOTAL RETURN+                                    (2.61)%      10.03%     19.14%      15.51%    (11.71)%
                                                  ======      ======     ======      ======     ======
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Year (Thousands)          $229,255     $294,656   $464,209    $496,247   $923,887
   Ratio of Expenses to Average Net Assets       1.11%        1.20%      1.20%       1.20%      1.20%
   Ratio of Expenses to Average Net Assets
      (Excluding Waivers and Fees Paid           1.17%        1.26%      1.28%       1.31%      1.30%
      Indirectly)
   Ratio of Net Investment Income to
      Average Net Assets                         1.30%        0.51%      0.85%       1.08%      0.73%
   Portfolio Turnover Rate                        55%          64%        58%         64%        62%

+ Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)  Per share data calculated using the average shares method.

Amounts designated as "--" are $0 or have been rounded to $0.

                                                                 YEAR ENDED APRIL 30,
--------------------------------------------------------------------------------------------------------
OPPORTUNITY FUND --
INSTITUTIONAL CLASS SHARES                         2016        2015       2014        2013       2012
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                $26.30      $24.11     $20.43      $17.91     $20.40
Income (Loss) from Operations:
  Net Investment Income(1)                          0.38        0.19       0.25        0.24       0.17
  Net Realized and Unrealized Gain (Loss)          (1.00)       2.28       3.71        2.54      (2.53)
                                                  ------      ------     ------      ------     ------
       Total From Operations                       (0.62)       2.47       3.96        2.78      (2.36)
                                                  ------      ------     ------      ------     ------
Dividends and Distributions:
  Net Investment Income                            (0.32)     (0.28)      (0.28)      (0.26)     (0.13)
                                                  ------      ------     ------      ------     ------
  Net Realized Gain                                (2.74)       --         --          --         --
                                                  ------      ------     ------      ------     ------
  Total Dividends and Distributions                (3.06)      (0.28)     (0.28)      (0.26)     (0.13)
                                                  ------      ------     ------      ------     ------
Net Asset Value, End of Year                      $22.62      $26.30     $24.11      $20.43     $17.91
                                                  ======      ======     ======      ======     ======
TOTAL RETURN+                                    (2.38)%      10.28%     19.46%      15.76%    (11.50)%
                                                  ======      ======     ======      ======     ======
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Year (Thousands)           $349,003    $413,096   $357,067    $282,857   $377,445
   Ratio of Expenses to Average Net
      Assets                                      0.86%       0.95%      0.95%        0.95%     0.95%
   Ratio of Expenses to Average Net
      Assets (Excluding Waivers, Expense
      Reimbursements and Fees Paid                0.92%       1.01%      1.03%        1.06%     1.05%
      Indirectly)
   Ratio of Net Investment Income to
      Average Net Assets                          1.57%       0.76%      1.09%        1.33%     0.96%
   Portfolio Turnover Rate                         55%         64%        58%          64%       62%

+ Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)  Per share data calculated using the average shares method.

Amounts designated as "--" are $0 or have been rounded to $0.

                                                                        YEAR ENDED APRIL 30,
----------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND --
INVESTOR CLASS SHARES                                  2016         2015        2014        2013         2012
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                    $25.86       $24.88      $21.77      $19.54       $21.63
Income (Loss) from Operations:
  Net Investment Income(1)                              0.50         0.33        0.56        0.25         0.33
  Net Realized and Unrealized Gain (Loss)              (1.91)        0.99        2.61        2.29        (2.24)
                                                      ------        ------     ------      ------       ------
       Total From Operations                           (1.41)        1.32        3.17        2.54        (1.91)
                                                      ------        ------     ------      ------       ------
Dividends and Distributions:
  Net Investment Income                                (0.12)       (0.35)      (0.06)      (0.31)       (0.18)
  Net Realized Gain                                    (0.07)         --         --           --          --
                                                      ------        ------     ------      ------       ------
       Total Dividends and Distributions               (0.19)        (0.35)     (0.06)      (0.31)       (0.18)
                                                      ------        ------     ------      ------       ------
Redemption Fees(1)                                    0.00(2)         0.01      0.00(2)    0.00(2)     0.00(2)
                                                      ------        ------     ------      ------       ------
Net Asset Value, End of Year                          $24.26        $25.86     $24.88      $21.77       $19.54
                                                      ======        ======     ======      ======       ======
TOTAL RETURN+                                        (5.45)%        5.52%      14.56%      13.12%      (8.72)%
                                                      ======        ======     ======      ======       ======
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Year (Thousands)             $1,397,228     $162,146    $133,850     $30,615      $35,285
   Ratio of Expenses to Average Net Assets            1.08%        1.09%       1.20%        1.23%        1.30%
   Ratio of Expenses to Average Net Assets
      (Excluding Waivers and Fees Paid
      Indirectly)                                     1.12%        1.18%       1.45%        1.70%        1.61%
   Ratio of Net Investment Income to Average
      Net Assets                                      2.08%        1.34%       2.30%        1.29%        1.73%
   Portfolio Turnover Rate                             39%          49%         58%          75%          62%

+ Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)  Per share data calculated using the average shares method.

(2)  Amount represents less than $0.01 per share.

Amounts designated as "--" are $0 or have been rounded to $0.

                                                                                                         NOVEMBER 30, 2012*
INTERNATIONAL EQUITY FUND --                        YEAR ENDED         YEAR ENDED       YEAR ENDED              TO
INSTITUTIONAL CLASS SHARES                        APRIL 30, 2016     APRIL 30, 2015    APRIL 30, 2014     APRIL 30, 2013
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                   $25.89              $24.93            $21.79             $19.85
Income (Loss) from Operations:
  Net Investment Income(1)                            0.44                 0.33              0.68               0.18
  Net Realized and Unrealized Gain (Loss)            (1.82)                1.03              2.56               2.07
                                                    ------               ------            ------             ------
       Total From Operations                         (1.38)                1.36              3.24               2.25
                                                    ------               ------            ------             ------
Dividends and Distributions:
  Net Investment Income                              (0.14)               (0.40)            (0.10)             (0.31)
  Net Realized Gain                                  (0.07)                 --               --                 --
                                                    ------               ------            ------             ------
       Total Dividends and Distributions             (0.21)               (0.40)            (0.10)             (0.31)
                                                    ------               ------            ------             ------
Redemption Fees(1)                                    0.01                0.00(2)          0.00(2)            0.00(2)
                                                    ------               ------            ------             ------
Net Asset Value, End of Year                        $24.31               $25.89            $24.93             $21.79
                                                    ======               ======            ======             ======
TOTAL RETURN+                                      (5.30)%                5.65%            14.84%             11.48%
                                                    ======               ======            ======             ======
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Year (Thousands)           $1,079,244             $276,796          $158,408            $8,243
   Ratio of Expenses to Average Net Assets         0.95%                  0.95%            0.95%              0.95%**
   Ratio of Expenses to Average Net Assets
      (Excluding Waivers and Fees Paid
      Indirectly)                                  1.02%                  1.04%            1.17%              1.59%**
   Ratio of Net Investment Income to
      Average Net Assets                           1.80%                  1.35%            2.77%              2.04%**
   Portfolio Turnover Rate                          39%                    49%              58%                75%***

*    Commencement of Operations

**   Annualized

***  Portfolio turnover is for the Fund for the full year.

+ Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)  Per share data calculated using the average shares method.

(2)  Amount represents less than $0.01 per share.

Amounts designated as "--" are $0 or have been rounded to $0.

                                                                       YEAR ENDED APRIL 30,
-----------------------------------------------------------------------------------------------------------------
SMALL CAP FUND -- INVESTOR CLASS SHARES               2016         2015        2014         2013         2012
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                   $20.26       $22.41      $20.13       $18.76      $19.76
Income (Loss) from Operations:
  Net Investment Income (Loss)(1)                      0.02         0.01       (0.08)      (0.07)       (0.10)
  Net Realized and Unrealized Gain (Loss)             (2.47)        0.67        5.02        1.72        (0.35)(3)
                                                    -------       ------      ------      ------      -------
       Total From Operations                          (2.49)        0.68        4.94        1.65        (0.45)
                                                    -------       ------      ------      ------      -------
Dividends and Distributions:
  Net Investment Income                               (0.13)         --          --          --          --
  Net Realized Gain                                   (1.29)       (2.83)      (2.66)      (0.28)       (0.55)
                                                    -------       ------      ------      ------      -------
       Total Dividends and Distributions              (1.42)       (2.83)      (2.66)      (0.28)       (0.55)
                                                    -------       ------      ------      ------      -------
Redemption Fees(1)(2)                                  0.00         0.00        0.00        0.00         0.00
                                                    -------       ------      ------      ------      -------
Net Asset Value, End of Year                         $16.35       $20.26      $22.41      $20.13       $18.76
                                                    =======       ======      ======      ======      =======
TOTAL RETURN+                                      (12.51)%        4.01%      25.13%       8.96%      (1.80)%
                                                    =======       ======      ======      ======      =======
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Year (Thousands)             $309,441      $474,040    $627,861    $849,731     $800,200
   Ratio of Expenses to Average Net Assets          1.30%          1.30%      1.30%       1.30%        1.26%
   Ratio of Expenses to Average Net Assets
      (Excluding Waivers and Fees Paid
      Indirectly)                                   1.35%          1.36%      1.40%       1.41%        1.38%
   Ratio of Net Investment Income (Loss)
      to Average Net Assets                        (0.11)%         0.05%     (0.35)%     (0.38)%      (0.55)%
   Portfolio Turnover Rate                          59%             69%        67%         71%          70%

+ Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)  Per share data calculated using the average shares method.

(2)  Amount represents less than $0.01 per share.

(3) The amount shown for the year ended April 30, 2012, for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.

Amounts designated as "--" are $0 or have been rounded to $0.

                                                                      YEAR ENDED APRIL 30,
----------------------------------------------------------------------------------------------------------------
SMALL CAP FUND --
INSTITUTIONAL CLASS SHARES                            2016         2015        2014        2013        2012
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                   $20.66       $22.74      $20.34      $18.90       $19.86
Income (Loss) from Operations:
  Net Investment Income (Loss)(1)                      0.03         0.07       (0.03)      (0.03)      (0.06)
  Net Realized and Unrealized Gain (Loss)             (2.53)        0.68        5.09        1.75       (0.35)(3)
                                                    -------       ------      ------      ------      -------
       Total From Operations                          (2.50)        0.75        5.06        1.72        (0.41)
                                                    -------       ------      ------      ------      -------
Dividends and Distributions:
  Net Investment Income                               (0.18)         --         --          --            --
  Net Realized Gain                                   (1.29)       (2.83)      (2.66)      (0.28)       (0.55)
                                                    -------       ------      ------      ------      -------
        Total Dividends and Distributions             (1.47)       (2.83)      (2.66)      (0.28)       (0.55)
                                                    -------       ------      ------      ------      -------
Redemption Fees(1)(2)                                  0.00         0.00        0.00        0.00         0.00
                                                    -------       ------      ------      ------      -------
Net Asset Value, End of Year                         $16.69       $20.66      $22.74      $20.34       $18.90
                                                    =======       ======      ======      ======      =======
TOTAL RETURN+                                       (12.30)%       4.27%      25.48%       9.27%       (1.59)%
                                                    =======       ======      ======      ======      =======
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Year (Thousands)             $477,509     $721,824    $725,099     $519,452     $250,209
   Ratio of Expenses to Average Net
      Assets                                        1.05%        1.05%       1.05%        1.05%         1.05%
   Ratio of Expenses to Average Net
      Assets (Excluding Waivers and Fees
      Paid Indirectly)                              1.10%        1.11%       1.15%        1.16%         1.17%
   Ratio of Net Investment Income (Loss)
      to Average Net Assets                         0.14%        0.31%      (0.12)%      (0.15)%       (0.35)%
   Portfolio Turnover Rate                           59%          69%         67%          71%           70%

+ Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)  Per share data calculated using the average shares method.

(2)  Amount represents less than $0.01 per share.

(3) The amount shown for the year ended April 30, 2012, for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.

Amounts designated as "--" are $0 or have been rounded to $0.

                                                                            YEAR ENDED APRIL 30,
-----------------------------------------------------------------------------------------------------------------------
UNCONSTRAINED EQUITY FUND --
INVESTOR CLASS SHARES                                       2016         2015        2014        2013         2012
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                         $19.15       $17.79      $12.36      $10.94       $16.25
Income (Loss) from Operations:
  Net Investment Income (Loss)(1)                            0.04        (0.02)       0.01        0.01        (0.03)
  Net Realized and Unrealized Gain (Loss)                   (2.07)        1.61        5.42        1.41        (4.73)
                                                          -------       ------      ------      ------      -------
       Total From Operations                                (2.03)        1.59        5.43        1.42        (4.76)
                                                          -------       ------      ------      ------      -------
Dividends and Distributions:
  Net Investment Income                                      --          (0.25)       --           --         --
  Net Realized Gain                                          --           --          --           --         (0.55)
  Return of Capital                                          --         0.00(2)       --           --        0.00(2)
                                                          -------       ------      ------      ------      -------
       Total Dividends and Distributions                     --          (0.25)       --           --         (0.55)
                                                          -------       ------      ------      ------      -------
Redemption Fees(1)                                        0.00(2)         0.02      0.00(2)     0.00(2)        --
                                                          -------       ------      ------      ------      -------
Net Asset Value, End of Year                               $17.12       $19.15      $17.79      $12.36       $10.94
                                                          =======       ======      ======      ======      =======
TOTAL RETURN+                                            (10.60)%        9.27%      43.93%      12.98%      (29.09)%
                                                          =======       ======      ======      ======      =======
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Year (Thousands)                   $131,170     $151,049    $196,899    $134,748      $227,573
   Ratio of Expenses to Average Net Assets                 1.35%        1.35%      1.35%        1.35%        1.35%
   Ratio of Expenses to Average Net Assets
      (Excluding Waivers, Expense Reimbursements
      and Fees Paid Indirectly)                            1.40%        1.38%      1.39%        1.40%        1.40%
   Ratio of Net Investment Income (Loss) to Average
      Net Assets                                           0.22%       (0.10)%     0.06%        0.12%       (0.27)%
   Portfolio Turnover Rate                                 115%          163%       167%         85%         196%

+ Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)  Per share data calculated using the average shares method.

(2)  Amount represents less than $0.01 per share.

Amounts designated as "--" are $0 or have been rounded to $0.

                                                 YEAR          YEAR          YEAR        YEAR       MAY 31, 2011*
                                                ENDED         ENDED         ENDED        ENDED           TO
                                               APRIL 30,     APRIL 30,     APRIL 30,    APRIL 30,     APRIL 30,
-----------------------------------------------------------------------------------------------------------------
SMID FUND -- INVESTOR CLASS SHARES               2016          2015          2014        2013           2012
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year              $14.42        $13.39        $10.85      $9.56          $10.00
Income (Loss) from Operations:
  Net Investment Income (Loss)(1)                 0.01          0.05         (0.02)     (0.01)          (0.04)
  Net Realized and Unrealized Gain (Loss)        (1.49)         1.14          3.22       1.30           (0.40)
                                               -------        ------        ------      -----          ------
       Total From Operations                     (1.48)         1.19          3.20       1.29           (0.44)
                                               -------        ------        ------      -----          ------
Dividends and Distributions:
  Net Investment Income                          (0.01)        (0.05)          --        --              --
  Net Realized Gain                              (0.03)        (0.11)        (0.66)      --              --
                                               -------        ------        ------      -----          ------
       Total Dividends and Distributions         (0.04)        (0.16)        (0.66)      --              --
                                               -------        ------        ------      -----          ------
Redemption Fees(1)                              0.00(2)       0.00(2)         --         --              --
                                               -------        ------        ------      -----          ------
Net Asset Value, End of Year                    $12.90        $14.42        $13.39     $10.85           $9.56
                                               =======        ======        ======      =====          ======
TOTAL RETURN+                                 (10.27)%         8.97%        29.95%     13.49%          (4.40)%
                                               =======        ======        ======      =====          ======
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Year (Thousands)        $38,505        $37,857       $2,998      $1,814          $1,603
   Ratio of Expenses to Average Net            1.10%          1.18%        1.35%       1.35%          1.35%**
      Assets
   Ratio of Expenses to Average Net
      Assets (Excluding Waivers and Fees
      Paid Indirectly)                        1.43%           1.63%        4.41%       7.17%          8.56%**
   Ratio of Net Investment Income (Loss)      0.10%           0.39%       (0.14)%     (0.16)%        (0.44)%**
      to Average Net Assets
   Portfolio Turnover Rate                     78%             72%          71%        105%           96%***

*    Commencement of Operations

**   Annualized

*** Portfolio turnover is for the period indicated and has not been annualized.

+ Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)  Per share data calculated using the average shares method.

(2)  Amount represents less than $0.01 per share.

Amounts designated as "--" are $0 or have been rounded to $0.

                                                                                  NOVEMBER 3, 2014*
                                                                                          TO
                                                          YEAR ENDED APRIL 30,        APRIL 30,
---------------------------------------------------------------------------------------------------
SMID FUND -- INSTITUTIONAL CLASS SHARES                           2016                  2015
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                               $14.42                $13.91
Income (Loss) from Operations:
  Net Investment Income(1)                                         0.02                  0.02
  Net Realized and Unrealized Gain (Loss)                         (1.50)                 0.65
                                                                 ------                ------
       Total From Operations                                      (1.48)                 0.67
                                                                 ------                ------
Dividends and Distributions:
  Net Investment Income                                           (0.02)                (0.05)
  Net Realized Gain                                               (0.03)                (0.11)
                                                                 ------                ------
       Total Dividends and Distributions                          (0.05)                (0.16)
                                                                 ------                ------
Redemption Fees(1)                                                0.00(2)                 --
                                                                 ------                ------
Net Asset Value, End of Year                                     $12.89                $14.42
                                                                 ======                ======
TOTAL RETURN+                                                    (10.27)%              4.92%
                                                                 ======                ======
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Year (Thousands)                             $712                $645
   Ratio of Expenses to Average Net Assets                        1.05%               1.05%**
   Ratio of Expenses to Average Net Assets (Excluding
      Waivers and Fees Paid Indirectly)                           1.38%               1.54%**
   Ratio of Net Investment Income to Average Net                  0.15%               0.26%**
      Assets
   Portfolio Turnover Rate                                         78%                72%***

*    Commencement of Operations

**   Annualized

***  Portfolio turnover is for the Fund for the full year.

+ Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)  Per share data calculated using the average shares method.

(2)  Amount represents less than $0.01 per share.

Amounts designated as "--" are $0 or have been rounded to $0.

                                                     YEAR          YEAR          YEAR          YEAR      NOVEMBER 30, 2011*
                                                     ENDED         ENDED         ENDED         ENDED             TO
                                                   APRIL 30,      APRIL 30,     APRIL 30,     APRIL 30,       APRIL 30,
---------------------------------------------------------------------------------------------------------------------------
GLOBAL EQUITY FUND --
INVESTOR CLASS SHARES                                2016           2015          2014          2013            2012
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                  $12.93        $13.43        $12.49         $11.07          $10.00
Income (Loss) from Operations:
  Net Investment Income(1)                            0.14          0.07          0.21           0.09            0.03
  Net Realized and Unrealized Gain (Loss)            (0.84)         0.83          1.98           1.63            1.04
                                                   -------        ------        ------         ------          ------
       Total From Operations                         (0.70)         0.90          2.19           1.72            1.07
                                                   -------        ------        ------         ------          ------
Dividends and Distributions:
  Net Investment Income                              (0.07)        (0.19)        (0.05)         (0.10)           --
  Net Realized Gain                                  (0.96)        (1.21)        (1.20)         (0.20)           --
                                                   -------        ------        ------         ------          ------
       Total Dividends and Distributions             (1.03)        (1.40)        (1.25)         (0.30)           --
                                                   -------        ------        ------         ------          ------
Redemption Fees(1)                                  0.00(2)         --            --           0.00(2)           --
                                                   -------        ------        ------         ------          ------
Net Asset Value, End of Year                        $11.20        $12.93        $13.43         $12.49          $11.07
                                                   =======        ======        ======         ======          ======
TOTAL RETURN+                                      (5.51)%         7.85%        17.96%         16.00%          10.70%
                                                   =======        ======        ======         ======          ======
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Year (Thousands)             $8,964         $2,073       $1,983          $1,413         $1,210
   Ratio of Expenses to Average Net Assets         1.20%          1.23%         1.30%           1.30%         1.30%**
   Ratio of Expenses to Average Net Assets
      (Excluding Waivers and Fees Paid
      Indirectly)                                  3.71%          5.30%         5.77%           9.89%        15.05%**
   Ratio of Net Investment Income to               1.20%          0.54%         1.59%           0.77%         0.70%**
      Average Net Assets
   Portfolio Turnover Rate                          59%            63%           67%            70%           22%***

*    Commencement of Operations

**   Annualized

*** Portfolio turnover is for the period indicated and has not been annualized.

+ Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)  Per share data calculated using the average shares method.

(2)  Amount represents less than $0.01 per share.

Amounts designated as "--" are $0 or have been rounded to $0.

                                                                         NOVEMBER 18, 2014*
                                                     YEAR ENDED                 TO
                                                      APRIL 30,              APRIL 30,
-------------------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP FUND --
INSTITUTIONAL CLASS SHARES                              2016                  2015
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                     $10.61               $10.00
Income (Loss) from Operations:
  Net Investment Income(1)                               0.03                 --
  Net Realized and Unrealized Gain (Loss)               (0.44)                0.61
                                                       ------               ------
       Total From Operations                            (0.41)                0.61
                                                       ------               ------
Dividends and Distributions:
  Net Investment Income                                 (0.01)                --
  Net Realized Gain                                     (0.02)                --
                                                       ------               ------
     Total Dividends and Distributions                  (0.03)                --
                                                       ------               ------
Net Asset Value, End of Period                         $10.17               $10.61
                                                       ======               ======
TOTAL RETURN+                                         (3.91)%                6.10%
                                                       ======               ======
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Year (Thousands)                 $1,366               $1,270
   Ratio of Expenses to Average Net Assets             1.40%                1.40%**
   Ratio of Expenses to Average Net Assets
      (Excluding Waivers and Fees Paid
      Indirectly)                                      9.44%               15.61%**
   Ratio of Net Investment Income (Loss) to            0.26%               (0.06)%**
      Average Net Assets
   Portfolio Turnover Rate                             54%                  16%***

*    Commencement of Operations.

**   Annualized.

*** Portfolio turnover is for the period indicated and has not been annualized.

+ Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)  Per share data calculated using the average shares method.

Amounts designated as "--" are $0 or have been rounded to $0.

                               THE CAMBIAR FUNDS

Investors who would like more information about the Funds should read the Funds' Annual and Semi-Annual Reports and the Funds' Statement of Additional Information ("SAI"). The Annual and Semi-Annual Reports of the Funds provide additional information about their investments. In the Annual Report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during the last fiscal year. The SAI contains additional detailed information about the Funds and is incorporated by reference into (is legally a part of) this prospectus.

Investors can receive free copies of the SAI, shareholder reports, the Funds' privacy policy and other information about the Funds and can make shareholder inquiries on the Funds' website at www.cambiar.com or by writing to or calling:

                               The Cambiar Funds
                                P.O. Box 219009
                           Kansas City, MO 64121-9009
                           (Toll free) 1-866-777-8227

You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Trust's Investment Company Act of 1940 file number is 811-06400.


                                                                 CMB-PS-010-0200


                            [CAMBIAR INVESTORS LOGO]

                      STATEMENT OF ADDITIONAL INFORMATION

                            CAMBIAR OPPORTUNITY FUND
                      (INSTITUTIONAL CLASS SHARES: CAMWX)
                         (INVESTOR CLASS SHARES: CAMOX)

                       CAMBIAR INTERNATIONAL EQUITY FUND
                      (INSTITUTIONAL CLASS SHARES: CAMYX)
                         (INVESTOR CLASS SHARES: CAMIX)

                             CAMBIAR SMALL CAP FUND
                      (INSTITUTIONAL CLASS SHARES: CAMZX)
                         (INVESTOR CLASS SHARES: CAMSX)


                       CAMBIAR UNCONSTRAINED EQUITY FUND
                         (INSTITUTIONAL CLASS SHARES: )
                         (INVESTOR CLASS SHARES: CAMAX)


                               CAMBIAR SMID FUND
                      (INSTITUTIONAL CLASS SHARES: CAMUX)
                         (INVESTOR CLASS SHARES: CAMMX)


                           CAMBIAR GLOBAL EQUITY FUND
                      (INSTITUTIONAL CLASS SHARES: CAMTX)
                         (INVESTOR CLASS SHARES: CAMGX)


                      CAMBIAR INTERNATIONAL SMALL CAP FUND
                      (INSTITUTIONAL CLASS SHARES: CAMFX)

               EACH, A SERIES OF THE ADVISORS' INNER CIRCLE FUND


                               SEPTEMBER 1, 2016


                              INVESTMENT ADVISER:
                             CAMBIAR INVESTORS, LLC

This Statement of Additional Information (the "SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and the following series of the Trust (each, a "Fund" and collectively, the "Funds"):

               CAMBIAR OPPORTUNITY FUND (THE "OPPORTUNITY FUND")


      CAMBIAR INTERNATIONAL EQUITY FUND (THE "INTERNATIONAL EQUITY FUND")


                 CAMBIAR SMALL CAP FUND (THE "SMALL CAP FUND")
      CAMBIAR UNCONSTRAINED EQUITY FUND (THE "UNCONSTRAINED EQUITY FUND")
                      CAMBIAR SMID FUND (THE "SMID FUND")
             CAMBIAR GLOBAL EQUITY FUND (THE "GLOBAL EQUITY FUND")
   CAMBIAR INTERNATIONAL SMALL CAP FUND (THE "INTERNATIONAL SMALL CAP FUND")


As of the date of this SAI, Institutional Class Shares of the Unconstrained Equity Fund and the Global Equity Fund are not available for purchase and Investor Class Shares of the Small Cap Fund are closed to new investors. This SAI should be read in conjunction with the Funds' prospectus dated September 1, 2016. Capitalized terms not defined herein are defined in the prospectus. The Funds' financial statements and financial highlights including notes thereto, and the report of Ernst & Young LLP for the fiscal year ended April 30, 2016 are contained in the 2016 Annual Report to Shareholders and are incorporated by reference into and are deemed to be part of this SAI. A copy of the Funds' 2016 Annual Report to Shareholders accompanies the delivery of this SAI. Shareholders may obtain copies of the Funds' prospectus or Annual Report free of charge by writing to the Cambiar Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail
Address: The Cambiar Funds c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105), or by calling the Funds at 1-866-777-8227.

                               TABLE OF CONTENTS

THE TRUST ................................................................   S-1
INVESTMENT POLICIES OF THE FUNDS .........................................   S-2
DESCRIPTION OF PERMITTED INVESTMENTS .....................................   S-7
INVESTMENT ADVISORY AND OTHER SERVICES ...................................  S-37
PORTFOLIO MANAGERS .......................................................  S-39
THE ADMINISTRATOR ........................................................  S-42
THE DISTRIBUTOR ..........................................................  S-42
PAYMENTS TO FINANCIAL INTERMEDIARIES .....................................  S-43
TRANSFER AGENT ...........................................................  S-44
CUSTODIAN ................................................................  S-44
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ............................  S-44
LEGAL COUNSEL ............................................................  S-44
TRUSTEES AND OFFICERS OF THE TRUST .......................................  S-44
PURCHASING AND REDEEMING SHARES ..........................................  S-55
DETERMINATION OF NET ASSET VALUE .........................................  S-56
TAXES ....................................................................  S-57
BROKERAGE ALLOCATION AND OTHER PRACTICES .................................  S-64
DISCLOSURE OF PORTFOLIO HOLDINGS .........................................  S-67
DESCRIPTION OF SHARES ....................................................  S-69
SHAREHOLDER LIABILITY ....................................................  S-69
LIMITATION OF TRUSTEES' LIABILITY ........................................  S-69
PROXY VOTING .............................................................  S-70
CODES OF ETHICS ..........................................................  S-70
5% AND 25% SHAREHOLDERS ..................................................  S-70
APPENDIX A -- DESCRIPTION OF RATINGS .....................................   A-1
APPENDIX B -- PROXY VOTING POLICIES AND PROCEDURES .......................   B-1


September 1, 2016                                                CMB-SX-003-0700

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THE TRUST


GENERAL. Each Fund is a separate series of The Advisors' Inner Circle Fund (the "Trust"), an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 18, 1991, as amended and restated February 18, 1997 and amended May 15, 2012 (the "Declaration of Trust"). The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund, and all assets of such fund, belong solely to that fund and would be subject to any liabilities related thereto. Each fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses, and (ii) pro rata share of the fund's other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are pro-rata allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate prospectuses and statements of additional information.

DESCRIPTION OF MULTIPLE CLASSES OF SHARES. The Trust is authorized to offer shares of the Funds (except for the International Small Cap Fund) in the following classes: Investor Class Shares and Institutional Class Shares; however, the Unconstrained Equity Fund and Global Equity Fund currently only offer Investor Class Shares. The Trust is authorized to offer shares of the International Small Cap Fund in Institutional Class Shares only. The different classes provide for variations in shareholder servicing expenses and in the minimum investment requirements. Minimum investment requirements and investor eligibility are described in the prospectus. For more information on shareholder servicing expenses, see "Payments to Financial Intermediaries." The Trust reserves the right to create and issue additional classes of shares.

HISTORY OF THE FUNDS. The Opportunity Fund is the successor to the UAM Funds Trust Cambiar Opportunity Portfolio (the "Predecessor Opportunity Fund"), a separate registered investment company. The Predecessor Opportunity Fund was managed by Cambiar Investors, LLC ("Cambiar" or the "Adviser") using the same investment objective, investment strategies, policies and restrictions as those used by the Opportunity Fund. The Predecessor Opportunity Fund's date of inception was June 30, 1998. The Predecessor Opportunity Fund dissolved and reorganized into the Opportunity Fund on June 24, 2002. Substantially all of the assets of the Predecessor Opportunity Fund were acquired by the Opportunity Fund in connection with its commencement of operations on June 24, 2002.

The International Equity Fund is the successor to the Cambiar International Equity Trust (the "Predecessor International Equity Fund"), a separate unregistered investment company. The Predecessor International Equity Fund was managed by the Adviser using the same investment objective, investment strategies, policies and restrictions as those used by the International Equity Fund. The Predecessor International Equity Fund's date of inception was September 2, 1997. The Predecessor International Equity Fund dissolved and reorganized into the International Equity Fund on September 9, 2002. Substantially all of the assets of the Predecessor International Equity Fund were acquired by the International Equity Fund in connection with its commencement of operations on September 9, 2002.

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders' approval will be sought, however, for certain changes in the operation of the Trust and for the election of trustees under certain circumstances. Under the Declaration of Trust, the Trust's Board of Trustees (each, a "Trustee" and collectively, the "Board" or the "Trustees") has the power to liquidate one or more Funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.


In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.


Any series of the Trust created on or after November 11, 1996 may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the majority of the Trustees then in office and entered into by the relevant series in connection therewith. To the extent permitted by applicable law and the Declaration of Trust, such reorganization or merger may be effected without the approval of shareholders of any series.

NON-DIVERSIFICATION. Each Fund, with the exception of the Unconstrained Equity Fund, is classified as a "diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Unconstrained Equity Fund is non-diversified, as that term is defined in the 1940 Act, which means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund, which increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a "diversified" fund holding a greater number of investments. Accordingly, the value of the shares of the Unconstrained Equity Fund may be more susceptible to any single corporate, economic, political or regulatory occurrence than the shares of a "diversified" fund would be. The Unconstrained Equity Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). For more information, see "Taxes" below.

INVESTMENT POLICIES OF THE FUNDS

Each Fund will determine compliance with the investment limitation percentages below (with the exception of a limitation relating to borrowing) and other applicable investment requirements in this SAI immediately after and as a result of its acquisition of such security or other asset. Accordingly, each Fund generally will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.


FUNDAMENTAL POLICIES:

The following investment limitations are fundamental, which means that a Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

Each Fund may not:

* Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and SAI as they may be amended from time to time.

* Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

* Underwrite securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter under the 1933 Act in connection with the purchase or sale of its portfolio securities.

* Concentrate (invest 25% of its assets) its investments in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

* Purchase or sell real estate, except: (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction; (2) that the Fund may invest in securities of issuers that deal or invest in real estate; and (3) that the Fund may purchase securities secured by real estate or interests therein.

* Purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a CPO under the CEA.

* Make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and SAI as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

In addition, each Fund, with the exception of the Unconstrained Equity Fund, may not make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act.

NON-FUNDAMENTAL POLICIES:

In addition to each Fund's investment objective, the following limitations are non-fundamental, which means a Fund may change them without shareholder approval. Each Fund (except the Unconstrained Equity Fund, SMID Fund and International Small Cap Fund) may:

* Not (i) purchase securities of any issuer (except securities of other investment companies, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or
     (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund's total assets.

* Not borrow money, except that the Fund may: (1) borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed);
     (2) borrow up to an additional 5% of its total assets for temporary purposes; (3) obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities; and (4) purchase securities on margin and engage in short sales to the extent permitted by applicable law.

     The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

* Purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

* Purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

*    Invest in the securities of foreign issuers.

* Purchase shares of other investment companies to the extent permitted by applicable law.

* Notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

* Hold illiquid and restricted securities to the extent permitted by applicable law. The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including: (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books; and (2) investing no more than 15% of its net assets in such securities.

*    Write covered call options and may buy and sell put and call options.

*    Enter into repurchase agreements.

* Lend portfolio securities to registered broker-dealers or other institutional investors. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, the Fund must receive at least 100% collateral.

*    Sell securities short and engage in short sales "against the box."

*    Enter into swap transactions.

In addition:

* The Small Cap Fund may not change its investment strategy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of small-cap companies without 60 days' prior written notice to shareholders.

* The International Equity Fund may not change its investment strategy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of foreign companies without 60 days' prior written notice to shareholders.

* The Global Equity Fund may not change its investment strategy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies located throughout the world without 60 days' prior written notice to shareholders.

The Unconstrained Equity Fund may:

* Not borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that investment strategies which require the Fund to cover a position by segregating assets or entering into an offsetting position shall not be subject to this limitation. To the extent that its borrowings exceed 5% of its assets: (i) all borrowings will be repaid before the Fund makes additional investments; and (ii) asset coverage of at least 300% is required.

* Not purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

* Purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

* Purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

*    Invest in the securities of foreign issuers.

* Purchase shares of other investment companies to the extent permitted by applicable law.

* Notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

* Hold illiquid and restricted securities to the extent permitted by applicable law. The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including: (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books; and (2) investing no more than 15% of its net assets in such securities.

*    Write covered call options and may buy and sell put and call options.

*    Enter into repurchase agreements.

* Lend portfolio securities to registered broker-dealers or other institutional investors. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, the Fund must receive at least 100% collateral.

*    Sell securities short and engage in short sales "against the box."

*    Enter into swap transactions.

* Not change its investment strategy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, including both long and short positions, and derivative instruments with economic characteristics similar to equity securities without 60 days' prior written notice to shareholders.

The SMID Fund and International Small Cap Fund may:

* Not (i) purchase securities of any issuer (except securities of other investment companies, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or
     (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund's total assets.

* Not borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that investment strategies which require the Fund to cover a position by segregating assets or entering into an offsetting position shall not be subject to this limitation. To the extent that its borrowings exceed 5% of its assets: (i) all borrowings will be repaid before the Fund makes additional investments; and
     (ii)  asset  coverage  of  at  least  300%  is  required.

* Purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

* Purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

*    Invest in the securities of foreign issuers.

* Purchase shares of other investment companies to the extent permitted by applicable law.

* Notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

* Hold illiquid and restricted securities to the extent permitted by applicable law. The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including: (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books; and (2) investing no more than 15% of its net assets in such securities.

*    Write covered call options and may buy and sell put and call options.

*    Enter into repurchase agreements.

* Lend portfolio securities to registered broker-dealers or other institutional investors. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, the Fund must receive at least 100% collateral.

*    Sell securities short and engage in short sales "against the box."

*    Enter into swap transactions.

In addition:

* The SMID Fund may not change its investment strategy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of small- to mid-sized companies without 60 days' prior written notice to shareholders.

* The International Small Cap Fund may not change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap foreign companies without 60 days' prior written notice to shareholders.

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DESCRIPTION OF PERMITTED INVESTMENTS

Each Fund's investment objective and principal investment strategies are described in the prospectus. The following information supplements, and should be read in conjunction with, the prospectus. Each Fund may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by the Fund's stated investment policies, including those stated below.


EQUITY SECURITIES

TYPES OF EQUITY SECURITIES:

COMMON STOCKS - Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board of directors.

PREFERRED STOCKS - Preferred stocks are also units of ownership in a company. Preferred stocks generally pay dividends, which are fixed in advance.
Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. Dividends on preferred stocks are usually cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

CONVERTIBLE SECURITIES - Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at a Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). By investing in convertible securities, the Funds may seek opportunity through the conversion feature to participate in the capital appreciation of the common stock or other interests into which the securities are convertible, while potentially earning a higher fixed rate of return than is ordinarily available on common stocks. A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible fixed income securities. In exchange for the conversion feature, many corporations pay a lower rate of interest on convertible securities than that paid on their non-convertible fixed income securities. In general, the market value of a convertible security is at least the higher of its "investment value" (I.E., its value as a fixed income security) or its "conversion value" (I.E., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security can be more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.


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


While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with the Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser takes such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

RIGHTS AND WARRANTS - Common stock rights and warrants are securities that may be attached to an issuer's common stock, preferred stock, or other existing securities, or may be issued independently of other securities. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, may be freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Rights typically offer an issuer's shareholders an opportunity to avoid or minimize dilution of their ownership interests when new shares are issued to others. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

Both rights and warrants may be issued in connection with corporate actions without requiring payment, or may require payment of a purchase price. An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

RISKS OF INVESTING IN EQUITY SECURITIES:

GENERAL RISKS OF INVESTING IN STOCKS - While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Investing in equity securities can be riskier than other types of investments, and often involve more volatility than other investments. Investors should expect that the value of their account(s) will rise and fall more dynamically than some strategies that emphasize other types of investments. Over time, market forces can be highly dynamic and can cause stock markets to move in cycles, including periods when stock prices rise generally and periods when they generally decline. The value of an account's investments may increase or decrease more than the stock market in general, and overall stock market risks will affect the value of client accounts.

Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

* Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

* Factors affecting an entire industry, such as increases in production costs; and

* Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as domestic and foreign economic growth and market conditions, changes in interest rates, credit conditions, currency exchange rates or inflation rates, volatility and political events.

There is a risk that the Adviser will not accurately predict the applicability or impact of these and other factors on markets or investments, and individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. As a result, investment decisions may not accomplish what they were intended to achieve. These risks may be elevated during certain periods, including periods in which the values of equity securities are highly correlated with one another.

The value of equity securities also may be influenced by changes in investor sentiment, such as perceptions as to whether investments in value equity assets provide attractive returns in the context of the risks being assumed. At times, negative sentiment and advisers' perception of certain investments may predominate, price-earnings multiples may contract, or investors may avoid investment in equity securities altogether. Similarly, there may be periods during which certain segments of the equity assets spectrum, such as growth stocks, are favored over other equity segments. In addition, the securities of "value" companies can continue to be undervalued for long periods of time, and may never reach the Adviser's expectation as to their worth.

SMALL- AND MEDIUM-SIZED COMPANIES - Investors in small- and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, reduced access to capital markets, narrow product lines and frequent lack of management depth. The securities of small- and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities of larger issuers. Thus, the securities of small and medium capitalization companies may be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

TECHNOLOGY COMPANIES - Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

INITIAL PUBLIC OFFERINGS ("IPOS") - A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPO securities are subject to, among other risks, market and liquidity risk. In addition, the purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities traded on exchanges or markets. IPOs may have a magnified performance impact on a Fund with a smaller asset base. Whether a Fund participates in these types of investments depends upon a number of factors, including the attractiveness and the availability of IPO securities, and there can be no assurance that any Fund will participate in IPOs. A Fund may hold IPO shares for a very short period of time, which may increase the turnover of a Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders.

In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, lack of support for the issuer or offering, unseasoned trading and speculation, a potentially small number of securities available for trading, more limited information about the issuer, and other factors.

The Funds' investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which can present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

FOREIGN SECURITIES

Foreign companies are equity and debt securities of issuers in which 50% of the company's assets are located outside of the United States, 50% of the company's revenues are generated outside of the United States, or the company is domiciled or does a substantial amount of business outside of the United States. Foreign companies can operate in both developed and emerging market countries.

AMERICAN DEPOSITARY RECEIPTS ("ADRS") - ADRs, as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") are certificates evidencing ownership interests in shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, however, ADRs are still subject to many of the risks associated with investing directly in foreign securities in their national markets and currencies. EDRs are similar to ADRs, except that they are typically issued by European banks or trust companies. In addition to brokerage commissions charged for the purchase or sale of ADRs, a Fund may incur additional fees if it converts ADRs into foreign (ordinary) securities, and vice-versa.

ADRs can be sponsored or unsponsored. While these types of ADRs are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. Sponsored depositary receipt facilities are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. Unsponsored facilities are generally established without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The Funds may also invest in European Depositary Receipts, Global Depositary Receipts and similar instruments representing foreign-traded depositary interests in securities of foreign companies.

EMERGING MARKETS -- An "emerging market" country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country's credit rating, its political and economic stability and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrializing, with lower gross national products ("GNP") than more developed countries.

Investing in emerging market economies may involve greater risks than investing in developed market economies, including, but not limited to, greater political and economic instability (including elevated risks of war, civil disturbances, and acts of terrorism), enhanced boom and bust cycles, dependence on revenues from particular commodities, dependence on international aid, price controls, immature economic and market structures, and burdensome investment or trading requirements.

INVESTMENT FUNDS - Some emerging countries currently prohibit or impose restrictions on direct foreign investment in the securities of their companies.
 Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If a Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES:

Foreign securities (including ADRs), foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS - Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

* The economies of foreign countries may differ from the economy of the United States in such areas as growth of GNP, rate of inflation, capital formation, capital reinvestment, resource self-sufficiency, economic diversification, inclusion in economic or monetary unions, budget deficits, sovereign solvency, and national debt;

* Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

* The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

* Securities issued by foreign companies in one country may be particularly susceptible to economic, regulatory or other conditions affecting issuers and countries within their region;

* The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

* A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Funds' ability to invest in a particular country or make it more expensive for the Funds to invest in that country. Some countries require prior governmental approval, may limit the types or amount of securities or companies in which a foreigner can invest, or may restrict the ability of foreign investors to repatriate their investment income and capital gains.

In June 2016, the United Kingdom (the "UK") voted in a referendum to leave the European Union ("EU"). Although the precise timeframe for "Brexit" is uncertain, it is currently expected that the UK will seek to withdraw from the EU by invoking Article 50 of the Lisbon Treaty with an anticipated completion date within two years from notifying the European Council of the UK's intention to withdraw. It is unclear how withdrawal negotiations will be conducted and what the potential consequences may be. In addition, it is possible that measures could be taken to revote on the issue of Brexit, or that portions of the UK could seek to separate and remain a part of the EU. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of a Brexit, the UK and European economies and the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth on markets in the UK, Europe and globally that could potentially have an adverse effect on the value of the Funds' investments.

INFORMATION AND SUPERVISION - There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are typically fewer reports and ratings published about foreign companies comparable to those analyzing U.S. companies, and information concerning foreign corporate actions such as acquisitions or divestitures, rights offerings, dividends, legal or compliance developments, requirements or restrictions, or other matters that can affect the value of foreign companies, may be more difficult to obtain. Certain foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than those concerning domestic companies.

STOCK EXCHANGE AND MARKET RISK - The Adviser will determine if an exchange or over-the-counter market located outside of the United States is the best available market for transacting in foreign securities traded in their national markets or currencies. Foreign stock markets, while growing in volume and sophistication, generally remain less developed than the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

* Are generally more volatile than, and not as developed or efficient as, those in the United States;

*    Typically have less trading volume;

* Trade securities that tend to be less liquid and experience more rapid and erratic price movements than domestic stock markets;

* Have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

* Employ trading, settlement and custodial practices less developed than those in U.S. markets; and

* May have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

* Foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards;

* Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis;

* In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States;

* Foreign over-the-counter markets tend to be less regulated than foreign stock exchange markets and, in certain countries, may be totally unregulated;

* Economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and

* Restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

FOREIGN CURRENCY RISK - While the Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impact the investments denominated in a foreign currency are:

* Purchases and sales of foreign securities traded in their national markets or currencies necessitate foreign exchange transactions, and it may be expensive to convert foreign currencies into U.S. dollars and vice versa;

* Complex political and economic factors may significantly affect the values of various currencies, including the U.S. dollar, and their exchange rates;

* Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

* There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

* Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

* The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

TAXES - Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments. The Funds do not expect such foreign withholding taxes to have a significant impact on performance.

EMERGING MARKETS - Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

* Be subject to greater political and economic instability (including elevated risks or war, civil disturbances, and acts of terrorism), enhanced boom and bust cycles, immature economic and market structures, dependence on revenues from commodities, dependence on international aid, price controls, unstable governments, and burdensome investment or trade requirements;

* Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

*    Offer less protection of property rights than more developed countries;
     and

* Have economies that are based on only a few industries or commodities, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.


DEBT SECURITIES

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES:

U.S. TREASURY OBLIGATIONS - U.S. Treasury obligations consist of direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, and separately traded interest and principal component parts of such obligations, including those transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities ("STRIPS").

The STRIPS program lets investors hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. STRIPS have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (I.E., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

U.S. GOVERNMENT SECURITIES - The Funds may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association ("Fannie Mae"), the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation ("Farmer Mac").


Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency. Additionally, some obligations are issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, which are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so because the entities are not funded by Congressional appropriations and their debt (and equity) securities are not guaranteed by the U.S. government. Guarantees of principal by U.S. government agencies or instrumentalities may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Funds' shares.

On September 7, 2008, the U.S. Treasury and the Federal Housing Finance Agency ("FHFA") announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation ("Freddie Mac"), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the "Senior Preferred Stock Purchase Agreement" or "Agreement"). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 -- Fannie Mae's support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios at an annual rate of 15 percent instead of the previous 10 percent, which puts each of them on track to cut their portfolios to a targeted $250 billion in 2018.


The future status of Fannie Mae or Freddie Mac could be impacted by, among other things, the actions taken and restrictions placed on Fannie Mae or Freddie Mac by the FHFA in its role as conservator, the restrictions placed on Fannie Mae's or Freddie Mac's operations and activities under the Agreement, market responses to developments at Fannie Mae or Freddie Mac, and future legislative and regulatory action that alters the operations, ownership structure and/or mission of Fannie Mae or Freddie Mac, each of which may, in turn, impact the value of, and cash flows on, any securities guaranteed by Fannie Mae and Freddie Mac.


CORPORATE BONDS - Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest at specified times, and repay the principal amount of the bond or note at maturity.


MORTGAGE-BACKED SECURITIES - Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the mortgage loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in selecting mortgage-backed securities for the Funds. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.


Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS - Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by Ginnie Mae, Fannie Mae and Freddie Mac because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES - Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. The most significant differences of mortgage-backed securities are: 1) payments of interest and principal are more frequent (usually monthly); and 2) falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected, which results in prepayments of principal on the securities, thus forcing a Fund to reinvest the money at a lower interest rate. In addition to the risks associated with changes in interest rates described in "Factors Affecting the Value of Debt Securities," a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected.

OTHER ASSET-BACKED SECURITIES - These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations, but may still be subject to prepayment risk.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure that the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Funds may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

SHORT-TERM INVESTMENTS - To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Funds may invest a portion of their assets in the short-term debt securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.


o BANK OBLIGATIONS - The Funds will only invest in a debt security issued by a commercial bank if the bank:


     * Has total assets of at least $1 billion, or the equivalent in other currencies (based on the most recent publicly available information about the bank); and

     * Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; or is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Funds may purchase.

o TIME DEPOSITS - Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Funds may only purchase time deposits maturing from two calendar days through seven calendar days.

o CERTIFICATES OF DEPOSIT - Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

o BANKERS' ACCEPTANCE - A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).


o COMMERCIAL PAPER - Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Funds may invest in commercial paper rated A-1 or A-2 by Standard and Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Appendix A -- Description of Ratings" for a description of commercial paper ratings.


STRIPPED MORTGAGE-BACKED SECURITIES - Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO" class). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs and could cause the total loss of investment. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

YANKEE BONDS - Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investments in these securities involve certain risks that are not typically associated with investing in domestic securities. See "Foreign Securities."


ZERO COUPON BONDS - These securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. Because current tax laws require reporting the portion of the original issue discount on zero coupon bonds as interest income, even though holders receive no cash, a Fund's investments in zero coupon bonds may require it to sell certain of its securities to generate sufficient cash to satisfy certain income distribution requirements.


TERMS TO UNDERSTAND:

MATURITY - Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

DURATION - Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. Duration measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES - The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and the coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

* INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (I.E., if interest rates go up, the value of the bond will go down, and vice versa).

* PREPAYMENT RISK


This risk affects mainly mortgage- and asset-backed securities. Unlike other debt securities, falling interest rates can adversely affect the value of mortgage- and asset-backed securities, which may cause your share price to fall. Lower rates motivate borrowers to pay off the instruments underlying mortgage-backed and asset-backed securities earlier than expected, resulting in prepayments on the securities. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.


* EXTENSION RISK


The other side of prepayment risk is extension risk, which occurs when interest rates are rising. Rising interest rates can cause a Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of debt securities as a means of "locking in" interest rates.


* CREDIT RATING


Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as three-month treasury bills, are considered "risk-free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer usually affects the value of a debt security. Generally, the greater the risks that the issuer will fail to pay interest and return principal, the lower the quality rating of a security. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates than those available from investors with higher credit ratings.


Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." Since an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.


A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is deemed to be more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.


Debt securities rated below investment-grade ("junk bonds") are highly speculative securities that are usually issued by smaller, less credit worthy and/or more highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Funds to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.


Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Funds currently use ratings compiled by Moody's, S&P, and Fitch Ratings ("Fitch"). Credit ratings are only the rating agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Appendix A -- Description of Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take such action, if any, it believes appropriate when it learns that a rating agency has reduced the security's rating. The Funds are not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded. The Funds may invest in securities of any rating.

DERIVATIVES


Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, an underlying economic factor, such as an interest rate, or a market benchmark, such as an index. Unless otherwise stated in the Funds' prospectus, the Funds may use derivatives for risk management purposes, to hedge against the risk of unfavorable price movements in the underlying instruments, to gain exposure to underlying instruments and/or various markets in a cost efficient manner, to gain long or short exposure, to manage cash flows, or for other purposes. A Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective, and in some instances, a more cost effective, means of hedging this exposure.


Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by a Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets (or such assets are "earmarked" on the Fund's books) in accordance with the requirements and interpretations of the Securities and Exchange Commission (the "SEC") and its staff.

As a result of recent amendments to rules under the Commodity Exchange Act ("CEA") by the Commodity Futures Trading Commission ("CFTC"), a Fund must either operate within certain guidelines and restrictions with respect to the Fund's use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration and regulation with the CFTC as a "commodity pool operator" ("CPO").

Consistent with the CFTC's new regulations, the Trust, on behalf of the Funds, has filed a notice of exclusion from the definition of the term CPO under the CEA pursuant to CFTC Rule 4.5 and, therefore, the Funds are not subject to registration or regulation as CPOs under the CEA. As a result, the Funds will be limited in their ability to use futures, options on such futures, commodity options and certain swaps. Complying with the limitations may restrict the Adviser's ability to implement the Funds' investment strategies and may adversely affect the Funds' performance.

TYPES OF DERIVATIVES:

FUTURES - A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade - known as "contract markets" - approved for such trading and regulated by the CFTC. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

Although the actual terms of a futures contract call for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

A Fund may incur commission expenses when it opens or closes a futures position.

OPTIONS - An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC" options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

* PURCHASING PUT AND CALL OPTIONS

When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that a Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

     *    Allowing it to expire and losing its entire premium;

     * Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

     *    Closing it out in the secondary market at its current price.

* SELLING (WRITING) PUT AND CALL OPTIONS

When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, the Fund may cancel an OTC option by entering into an offsetting transaction with the counter-party to the option.

A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, a Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, a Fund would hope to profit by closing out the put option at a lower price. If security prices fall, a Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, a Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Funds are permitted only to write covered options. At the time of selling the call option, a Fund may cover the option by owning, among other things:

     * The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

     * A call option on the same security or index with the same or lesser exercise price;

     * A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

     * Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

     * In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, a Fund may cover the put option by, among other things:

     *    Entering into a short position in the underlying security;

     * Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

     * Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

     *    Maintaining the entire exercise price in liquid securities.

* OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

* OPTIONS ON FUTURES

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (I.E., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

The Funds may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Funds may buy a put option on a futures contract for the same reasons they would sell a futures contract. They also may purchase such put options in order to hedge a long position in the underlying futures contract. The Funds may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

The Funds may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, a Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to a Fund.

* COMBINED POSITIONS

The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

* FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

     * Do not have standard maturity dates or amounts (I.E., the parties to the contract may fix the maturity date and the amount);

     * Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC;

     *    Do not require an initial margin deposit; and

     * May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

FOREIGN CURRENCY HEDGING STRATEGIES - A "settlement hedge" or "transaction hedge" is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

The Funds may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," could offset both positive and negative currency fluctuations relative to the U.S. dollar, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.


Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. The hedges simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques which may minimize the risk of loss due to a decline in the value of the hedged currency also may limit potential gains that might result from the increase in value of such currency.


A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, a Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver. The Funds may bear transaction costs in connection with these purchases or sales.

PARTICIPATORY NOTES ("P-NOTES") - P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the minimal value of the underlying instrument at the time of purchase and that instrument's value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate.


In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a P-Note does not receive voting rights as it would if it directly owned the underlying security or instrument. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. There is also counterparty risk associated with these investments because the purchaser is relying on the creditworthiness of such counterparty and has no rights under a P-Note against the issuer of the underlying security. In addition, purchasers incur transaction costs when investing in P-Notes. P-Notes are generally traded over-the-counter.


SWAPS, CAPS, COLLARS AND FLOORS

SWAP AGREEMENTS - A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract. The Funds will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy.

A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

* EQUITY SWAPS


In a typical equity swap, one party agrees to pay another party the return on a single stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.


* TOTAL RETURN SWAPS

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument -- which may be a single asset, a pool of assets or an index of assets -- during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to a Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying reference instrument).

* INTEREST RATE SWAPS

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.


Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives if the floating rate of interest exceeds the fixed rate of interest.


* CURRENCY SWAPS


A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it holds one currency and desires a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.


CAPS, COLLARS AND FLOORS - Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

RISKS OF DERIVATIVES:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. Derivatives may magnify a Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.

CORRELATION OF PRICES - A Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the portfolio securities it is trying to hedge. However, if a Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

* Current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

* A difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

* Differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments precisely over time.

LACK OF LIQUIDITY - Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Funds intend to purchase options and futures only where there appears to be an active market, market liquidity cannot be guaranteed. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

* Have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

*    Have to purchase or sell the instrument underlying the contract;

*    Not be able to hedge its investments; and

*    Not be able to realize profits or limit its losses.

Derivatives may become illiquid (I.E., difficult to sell at a desired time and price) under a variety of market conditions. For example:

* An exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

* Unusual or unforeseen circumstances may interrupt normal operations of an exchange;

* The facilities of the exchange may not be adequate to handle current trading volume;

* Equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

* Investors may lose interest in a particular derivative or category of derivatives.

MANAGEMENT RISK - If the Adviser incorrectly predicts stock market and interest rate trends, a Fund may lose money by investing in derivatives. For example, if a Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.


PRICING RISK - At times, market prices for certain derivatives may be unavailable or unreliable and market conditions might make it difficult to value some derivative investments. For example, if a Fund has valued its derivatives too high, the Fund may, upon sale, be unable to obtain the price at which it was valuing the instrument.


MARGIN - Because of the low margin deposits required upon the opening of a derivative position, such transactions may involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

VOLATILITY AND LEVERAGE - The prices of derivatives are volatile (I.E., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

*    actual and anticipated changes in interest rates;

*    fiscal and monetary policies; and

*    national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, a Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

INVESTMENT COMPANIES


The Funds may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. Investment companies are companies that are engaged primarily in the business of investing in securities or that hold a large proportion of their assets in the form of investment securities. The Funds themselves are investment companies, as are many money market funds, exchange-traded and closed-end funds. These investment companies typically incur fees that are separate from those fees incurred directly by a Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund's expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a Fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its exchange-traded fund investments.

For hedging or other purposes, a Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, including exchange-traded funds, are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the SEC to each of certain iShares, Market Vectors, Vanguard, ProShares, PowerShares, Guggenheim (formerly, Claymore), Direxion, Wisdom Tree, Rydex, First Trust and SPDR exchange-traded funds (collectively, the "ETFs") and procedures approved by the Board, a Fund may invest in the ETFs in excess of the 3% limit described above, provided that the Fund otherwise complies with the conditions of the SEC order, as it may be amended, and any other applicable investment limitations. Neither the ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) that invest primarily in income producing real estate or real estate-related loans or interests and which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders.


REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Funds invest may concentrate investments in particular geographic regions or property types.
 Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund's investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent. The above factors may adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.

REPURCHASE AGREEMENTS


A repurchase agreement is an agreement in which one party sells securities to a Fund in return for cash with an agreement to repurchase equivalent securities at an agreed-upon price and on an agreed-upon future date. A Fund may enter into repurchase agreements with financial institutions and follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions deemed creditworthy by the Adviser. The repurchase agreements entered into by a Fund will provide that the underlying collateral shall have a value equal to at least 102% of the resale price stated in the agreement at all times. The Adviser monitors compliance with this requirement as well as the ongoing financial condition and creditworthiness of the counterparty. Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral.


In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. At times, the investments of each of the Funds in repurchase agreements may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant. A Fund may enter into "tri-party" repurchase agreements. In "tri-party" repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians.

REVERSE REPURCHASE AGREEMENTS


Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and each Fund intends to use the reverse repurchase technique only when it will be advantageous to such Fund. In the event a Fund invests in reverse repurchase agreements, it will establish a segregated account with the Trust's custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund's obligations in respect of reverse repurchase agreements. Reverse repurchase agreement are considered to be borrowings under the 1940 Act. Although there is no limit on the percentage of Fund assets that can be used in connection with reverse repurchase agreements, no Fund expects to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 33 1/3% of its total assets.


RESTRICTED AND ILLIQUID SECURITIES


While the Funds do not anticipate doing so to any appreciable extent, each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. A Fund will not hold more than 15% of its net assets in illiquid securities. If the percentage of a Fund's net assets held in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a Fund's books. There may be a limited trading market or low trading volumes for illiquid securities that may result in erratic price movements. In addition, a Fund may be unable to dispose of its holdings in illiquid securities quickly, and may need to liquidate such positions over extended periods of time or at sharply discounted prices. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by a Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Board. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. Illiquid securities may also include a wide variety of investments, such as repurchase agreements maturing in more than seven days, OTC options contracts and certain other derivatives (including certain swap agreements), fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act, and securities whose disposition is restricted under the federal securities laws. While the Adviser monitors the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the Adviser's liquidity determinations. Several factors that the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security's issuer.


SECURITIES LENDING

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Funds will not lend portfolio securities to the Adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned by a Fund that might occur during the term of the loan would be for the account of such Fund.

The Funds may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Funds' securities lending agent but will bear all of any losses from the investment of collateral.


By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed above from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if the Fund has knowledge of a material vote affecting the security, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities (including for the purpose of voting the securities) or dispose of the collateral for the loan, which could give rise to loss because of adverse company or market action, expenses and/or delays in connection with the disposition of the underlying securities.

SHORT SALES

DESCRIPTION OF SHORT SALES:


The Funds are permitted to engage in short sales of securities except as prohibited by the 1940 Act. Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.


Investors typically sell securities short to:

*    Take advantage of an anticipated decline in prices.

*    Protect a profit in a security it already owns.


*    Manage exposure to securities or markets.


A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Because the market price of the security sold short could increase without limit, the Fund could also be subject to a theoretically unlimited loss. Likewise, the Fund can profit if the price of the security declines between those dates. Because the market price of the security sold short could increase without limit, the Fund could also be subject to a theoretically unlimited loss.


To borrow the security, a Fund may be required to pay a premium, which increases the cost of the security sold. The Funds will also incur transaction costs in effecting short sales. A Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Funds may be required to pay in connection with a short sale.


The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.


SHORT SALES AGAINST THE BOX - In addition, the Funds may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. The Fund will incur transaction costs to open, maintain and close short sales against the box.


RESTRICTIONS ON SHORT SALES:

A Fund will not short sell a security if:

* After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets;

* The market value of the securities of any single issuer that have been sold short by the Fund would exceed two percent (2%) of the value of the Fund's net assets; or

* Any security sold short would constitute more than two percent (2%) of any class of the issuer's securities.

Whenever a Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between: (a) the market value of the securities sold short at the time they were sold short; and (b) any cash or U.S. government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

WHEN-ISSUED, DELAYED-DELIVERY AND FORWARD DELIVERY TRANSACTIONS

A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. "Delayed-delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In a forward delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

A Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery or forward delivery transactions, it relies on the counterparty to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed-delivery, or forward delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

A Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward delivery transactions. A Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

SPECIAL RISKS OF CYBER ATTACKS


As with any entity that conducts business through electronic means in the modern marketplace, a Fund, and its service providers, may be susceptible to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, misappropriation, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that a Fund and its service providers use to service the Fund's operations, operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers, or various other forms of cyber security breaches. Cyber attacks affecting a Fund or the Adviser, the Fund's distributor, custodian, or any other of the Fund's intermediaries or service providers may adversely impact the

Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact a Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. A Fund may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber attacks. Such costs may be ongoing because threats of cyber attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex and adapt to enhanced securities features. Similar types of cyber security risks are also present for issuers of securities in which a Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund's investments in such companies to lose value. There can be no assurance that a Fund, the Fund's service providers, or the issuers of the securities in which the Fund invests will not suffer losses relating to cyber attacks or other information security breaches in the future.

INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISER. Cambiar Investors, LLC, a Delaware limited liability company located at 200 Columbine Street, Suite 800, Denver, Colorado 80206, serves as the investment adviser to the Funds. The Adviser manages and supervises the investment of each Fund's assets on a discretionary basis. As of June 30, 2016, the Adviser had approximately $12.92 billion in discretionary assets under management. The Adviser and its predecessor, Cambiar Investors, Inc., which was an affiliate of Old Mutual (US) Holdings, Inc. (formerly United Asset Management Company) ("Old Mutual"), have provided investment management services to corporations, foundations, endowments, collective investment trusts, pension and profit sharing plans, trusts, estates and other institutions as well as individuals since 1973. The Adviser is owned by Cambiar Holdings, LLLP, which is controlled by Mr. Brian Barish.


ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes investment decisions for each of the Funds and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Trustees of the Trust.

After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the shareholders of each Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. As used in the Advisory Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning as such terms in the 1940 Act.

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund as follows:


--------------------------------------------------------------------------------
          FUND                                              ADVISORY FEE
--------------------------------------------------------------------------------
Opportunity Fund                                               0.75%(1)
--------------------------------------------------------------------------------
International Equity Fund                                      0.90%(2)
--------------------------------------------------------------------------------
Small Cap Fund                                                 1.00%(3)
--------------------------------------------------------------------------------
Unconstrained Equity Fund                                      1.00%
--------------------------------------------------------------------------------
SMID Fund                                                      0.90%(4)
--------------------------------------------------------------------------------
Global Equity Fund                                             0.90%(5)
--------------------------------------------------------------------------------
International Small Cap Fund                                   1.10%
--------------------------------------------------------------------------------

(1) Prior to August 28, 2015, the management fee for the Opportunity Fund was 0.90% for the first $2.5 billion of average daily net assets and 0.75% for average daily net assets above $2.5 billion. Prior to September 1, 2013, the management fee for the Opportunity Fund was 1.00% for the first $500 million of average daily net assets, 0.90% for the next $2 billion of average daily net assets, and 0.75% for average daily net assets in excess of $2.5 billion.

(2) Prior to September 1, 2013, the management fee for the International Equity Fund was 1.05%.

(3)  Prior to August 28, 2014, the management fee for the Small Cap Fund was
     1.05%.

(4) Prior to August 28, 2016, the management fee for the SMID Fund was 1.00%. Prior to August 28, 2014, the management fee for the SMID Fund was 1.05%.

(5) Prior to August 28, 2014, the management fee for the Global Equity Fund was 1.00%.

The Adviser has contractually agreed to reduce fees and reimburse expenses for each Fund in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, non-routine expenses and shareholder servicing fees (collectively, "excluded expenses")) from exceeding the amounts listed in the table below for each of the Fund's share classes as a percentage of average daily net assets, until September 1, 2017. The Adviser may renew these contractual fee waivers for subsequent periods. To maintain these expense limits, the Adviser may reduce a portion of its management fee and/or reimburse certain expenses of the Funds. In addition, if at any point a Fund's total annual Fund operating expenses (not including excluded expenses) are below the Fund's expense cap, the Adviser may receive from that Fund the difference between the Fund's total annual Fund operating expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which the agreement (or any prior agreement) was in place. This Agreement may be terminated: (i) by the Board of the Trust, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on September 1, 2017.

--------------------------------------------------------------------------------
         FUND
--------------------------------------------------------------------------------
Opportunity Fund                                                   0.80%(1,2)
--------------------------------------------------------------------------------
International Equity Fund                                          0.95%(1)
--------------------------------------------------------------------------------
Small Cap Fund                                                     1.05%(1)
--------------------------------------------------------------------------------
Unconstrained Equity Fund                                          1.10%(1)
--------------------------------------------------------------------------------
SMID Fund                                                          0.95%(1,3)
--------------------------------------------------------------------------------
Global Equity Fund                                                 0.95%(1,4)
--------------------------------------------------------------------------------
International Small Cap Fund                                       1.15%(5)
--------------------------------------------------------------------------------

(1) Prior to September 1, 2016, shareholder servicing fees were not excluded expenses for the purposes of the expense limitation agreement, and the expense limit for Investor Class Shares of the Fund was 0.25% higher than the amount listed.

(2) Prior to August 28, 2015, the expense limit for the Opportunity Fund was 0.95% and 1.20% for the Institutional Class Shares and Investor Class Shares of the Fund, respectively.

(3) Prior to August 28, 2016, the expense limit for the SMID Fund was 1.05% and 1.30% for the Institutional Class Shares and Investor Class Shares of the Fund, respectively. Prior to August 28, 2014, the expense limit for the Investor Class Shares of the SMID Fund was 1.35%.

(4) Prior to August 28, 2014, the expense limit for Investor Class Shares of the Global Equity Fund was 1.30%.

(5) Prior to September 1, 2016, shareholder servicing fees were not excluded expenses for the purposes of the expense limitation agreement and the expense limit for the International Small Cap Fund was 1.40%.

For the fiscal years ended April 30, 2014, 2015, and 2016 the Funds paid the following advisory fees to the Adviser:

------------------------------------------------------------------------------------------------------------------------------------
    FUND           CONTRACTUAL ADVISORY FEES PAID        FEES WAIVED BY THE ADVISER(1)      TOTAL FEES PAID TO THE ADVISER
------------------------------------------------------------------------------------------------------------------------------------
                   2014        2015       2016              2014        2015      2016           2014        2015       2016
------------------------------------------------------------------------------------------------------------------------------------
Opportunity
Fund             $7,473,942   $7,210,556  $5,111,826      $662,536    $456,352   $377,342     $6,811,406   $6,754,204   $4,734,484
------------------------------------------------------------------------------------------------------------------------------------
International
Equity Fund      $1,037,683   $3,163,697  $9,577,657      $265,331    $326,395   $639,634       $772,352   $2,837,302   $8,938,023
------------------------------------------------------------------------------------------------------------------------------------
Small Cap
Fund            $14,083,461  $13,361,546  $9,964,030    $1,383,692    $828,670   $462,401    $12,699,769  $12,532,876   $9,501,629
------------------------------------------------------------------------------------------------------------------------------------
Unconstrained
Equity           $1,522,231   $1,948,721  $1,428,607       $66,913     $63,125    $65,717     $1,455,318  $1,885,596    $1,362,890
Fund
------------------------------------------------------------------------------------------------------------------------------------
SMID Fund           $24,692     $206,827    $415,988       $24,692     $93,381   $135,098             $0    $113,446      $280,890
------------------------------------------------------------------------------------------------------------------------------------
Global
Equity Fund         $16,933      $18,737     $29,037       $16,933     $18,737    $29,037             $0          $0            $0
------------------------------------------------------------------------------------------------------------------------------------
International
Small Cap Fund       N/A(2)     $5,313(3)    $13,428        N/A(2)   $5,313(3)    $13,428         N/A(2)       $0(3)            $0
------------------------------------------------------------------------------------------------------------------------------------

(1) For the fiscal years that ended April 30, 2014, 2015 and 2016, the Adviser additionally reimbursed fees of $47,170, $0 and $0, respectively, for the SMID Fund, $58,708, $62,819 and $51,785, respectively, for the Global Equity Fund, and $0, $63,336 and $84,479, respectively for the International Small Cap Fund to maintain the stated expense cap under its contractual expense limitation agreement with the Funds.

(2)  Fund had not yet commenced operations.

(3) Represents the period from November 18, 2014 (commencement of operations) to April 30, 2015.


PORTFOLIO MANAGERS

This section includes information about the Funds' portfolio managers, including information about other accounts managed, the dollar range of Fund shares owned and how the portfolio managers are compensated.


COMPENSATION. The Adviser compensates the Funds' portfolio managers for their management of the Funds and the Adviser's other accounts. The portfolio managers' compensation consists of an industry competitive base salary, discretionary cash bonus, and a profit-sharing contribution at year-end. While the Adviser's investment professionals receive a competitive salary plus a bonus tied to firm and individual performance, contributions are also measured through performance attribution which details individual stock/product and sector-relative contribution, as well as other overall "value added" considerations important to the firm, such as client service. Equity in the Adviser's parent company is also available to reward key employees. The following table represents the benchmarks against which each portfolio manager's pre-tax performance results are compared:


--------------------------------------------------------------------------------
     INVESTMENT STRATEGY                              BENCHMARK
--------------------------------------------------------------------------------
Opportunity Fund                                 S&P 500(R) Index
--------------------------------------------------------------------------------
International Equity Fund                        MSCI EAFE Index
--------------------------------------------------------------------------------
Small Cap Fund                                   Russell 2000(R) Index
--------------------------------------------------------------------------------
Unconstrained Equity Fund                        MSCI World Index
--------------------------------------------------------------------------------
SMID Fund                                        Russell 2500(R) Index
--------------------------------------------------------------------------------
Global Equity Fund                               MSCI ACWI Index
--------------------------------------------------------------------------------
International Small Cap Fund                     MSCI EAFE Small Cap Index
--------------------------------------------------------------------------------

FUND SHARES OWNED BY THE PORTFOLIO MANAGERS. The following table shows the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Funds as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the "1934 Act").


--------------------------------------------------------------------------------------------------
NAME                                                   DOLLAR RANGE OF FUND SHARES(1)
--------------------------------------------------------------------------------------------------
                                               Over $1,000,000 (Opportunity Fund)
                                         Over $1,000,000 (International Equity Fund)
Brian M. Barish                                 Over $1,000,000 (Small Cap Fund)
                                        Over $1,000,000 (Unconstrained Equity Fund)
                                               $500,001 - $1,000,000 (SMID Fund)
--------------------------------------------------------------------------------------------------
                                           $500,001 - $1,000,000 (Opportunity Fund)
Anna (Ania) A. Aldrich                 $100,001 - $500,000 (International Equity Fund)
                                             $100,001 - $500,000 (Small Cap Fund)
                                      $100,001 - $500,000 (Unconstrained Equity Fund)
--------------------------------------------------------------------------------------------------
                                           $500,001 - $1,000,000 (Opportunity Fund)
Timothy A. Beranek                     $50,001 - $100,000 (International Equity Fund)
                                             $100,001 - $500,000 (Small Cap Fund)
--------------------------------------------------------------------------------------------------
Jennifer M. Dunne                     $500,001 - $1,000,000 (International Equity Fund)
--------------------------------------------------------------------------------------------------
                                              $10,001 - $50,000 (Opportunity Fund)
                                        $10,001 - $50,000 (International Equity Fund)
Andrew P. Baumbusch                            $10,001 - $50,000 (Small Cap Fund)
                                        $10,001 - $50,000 (Unconstrained Equity Fund)
                                                 $10,001 - $50,000 (SMID Fund)
                                            $10,001 - $50,000 (Global Equity Fund)
--------------------------------------------------------------------------------------------------
Todd L. Edwards                             $100,001 - $500,000 (Opportunity Fund)
                                       $100,001 - $500,000 (International Equity Fund)
--------------------------------------------------------------------------------------------------
                                        $10,001 - $50,000 (International Equity Fund)
Alvaro Shiraishi                        $10,001 - $50,000 (Unconstrained Equity Fund)
                                           $100,001 - $500,000 (Global Equity Fund)
                                      $50,001 - $100,000 (International Small Cap Fund)
--------------------------------------------------------------------------------------------------
                                            $100,001 - $500,000 (Opportunity Fund)
Jeffrey H. Susman                      $50,001 - $100,000 (International Equity Fund)
                                             $100,001 - $500,000 (Small Cap Fund)
                                                  $10,001 - $50,000 (SMID Fund)
--------------------------------------------------------------------------------------------------
                                             $50,001 - $100,000 (Opportunity Fund)
                                       $100,001 - $500,000 (International Equity Fund)
Colin Dunn                                    $50,001 - $100,000 (Small Cap Fund)
                                       $50,001 - $100,000 (Unconstrained Equity Fund)
                                            $10,001 - $50,000 (Global Equity Fund)
                                                 $10,001 - $50,000 (SMID Fund)
--------------------------------------------------------------------------------------------------

(1)  Valuation date is April 30, 2016.



OTHER ACCOUNTS. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows. None of the accounts included below are subject to a performance based advisory fee. The information below is provided as of April 30, 2016.


--------------------------------------------------------------------------------------------------------------------

                               REGISTERED                  OTHER POOLED
                           INVESTMENT COMPANIES         INVESTMENT VEHICLES                OTHER ACCOUNTS
--------------------------------------------------------------------------------------------------------------------
                         NUMBER OF   TOTAL ASSETS     NUMBER OF                        NUMBER OF      TOTAL ASSETS
NAME                     ACCOUNTS   (IN MILLIONS)     ACCOUNTS         TOTAL ASSETS    ACCOUNTS      (IN MILLIONS)
--------------------------------------------------------------------------------------------------------------------
Anna (Ania)                 2           $576.68          0               $0              597            $8,203.23
A. Aldrich
--------------------------------------------------------------------------------------------------------------------
Brian M.                    2           $576.68          0               $0              575            $8,163.92
Barish
--------------------------------------------------------------------------------------------------------------------
Andrew                      2           $576.68          0               $0              569            $8,127.36
Baumbusch
--------------------------------------------------------------------------------------------------------------------
Tim A.                      1           $487.80          0               $0              276            $3,080.72
Beranek
--------------------------------------------------------------------------------------------------------------------
Jennifer M.                 1           $88.88           0               $0              295            $5,062.03
Dunne
--------------------------------------------------------------------------------------------------------------------
Todd                        1           $88.88           0               $0              321            $5,122.50
Edwards
--------------------------------------------------------------------------------------------------------------------
Alvaro                      1           $88.88           0               $0              321            $5,122.50
Shiraishi
--------------------------------------------------------------------------------------------------------------------
Jeffrey H.                  1           $487.80          0               $0              276            $3,080.72
Susman
--------------------------------------------------------------------------------------------------------------------
Colin Dunn                  1           $487.80          0               $0              276            $3,080.72
--------------------------------------------------------------------------------------------------------------------

CONFLICTS OF INTERESTS. A portfolio manager's management of "other accounts" may give rise to potential conflicts of interest in connection with his or her management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although the Adviser does not track the time a portfolio manager spends on a single portfolio, it does seek to ensure that portfolio managers have adequate time and resources to effectively manage all of the accounts for which she or he is responsible. Even where multiple accounts are managed by a portfolio manager within the same investment strategy, the manager may take action with respect to one account that may differ from the timing or nature of action taken with respect to another account because of different investment platforms, account types, opening or funding dates, cash flows, client-specific objectives or restrictions, or for other reasons. Accordingly, the performance of each account managed by a portfolio manager will vary.

Potential conflicts of interest may also arise when allocating and/or aggregating trades. The Adviser often seeks to aggregate into a single trade order several individual contemporaneous client trade orders in a single security. Under applicable Adviser policies, when trades are aggregated on behalf of more than one account, such transactions will be allocated to participating client accounts in a fair and equitable manner. The Adviser's policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another, and the Adviser's compliance personnel monitor transactions made on behalf of multiple clients to seek to ensure adherence to its policies. In addition, the Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that seek to minimize potential conflicts of interest that may arise because the Adviser advises multiple accounts.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement dated November 14, 1991, as amended and restated November 12, 2002 (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties thereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.


ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is paid a fee, which varies based on the average daily net assets of the Funds, subject to certain minimums. For the fiscal years ended April 30, 2014, 2015, and 2016, the Funds paid the Administrator the following fees:

--------------------------------------------------------------------------------
                                        ADMINISTRATION FEES PAID
                                 -----------------------------------------------
      FUND                         2014                2015               2016
--------------------------------------------------------------------------------
Opportunity Fund                 $415,666            $405,154           $315,998
--------------------------------------------------------------------------------
International Equity Fund         $57,553            $177,819           $515,783
--------------------------------------------------------------------------------
Small Cap Fund                   $686,780            $663,846           $497,232
--------------------------------------------------------------------------------
Unconstrained Equity Fund         $77,913             $98,435            $71,057
--------------------------------------------------------------------------------
SMID Fund                          $1,203             $10,439            $20,681
--------------------------------------------------------------------------------
Global Equity Fund                   $867              $1,014             $1,557
--------------------------------------------------------------------------------
International Small Cap Fund       N/A(1)              $230(2)              $606
--------------------------------------------------------------------------------


(1)  Fund had not yet commenced operations.

(2) Represents the period from November 18, 2014 (commencement of operations) to April 30, 2015.

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991, as amended and restated November 14, 2005 and as amended August 30, 2010 (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares. The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.


The continuance of the Distribution Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the shareholders of the Trust; and (ii) by the vote of a majority of the

Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or by a majority of the outstanding shares of the Trust, upon not more than 60 days' written notice by either party.

PAYMENTS TO FINANCIAL INTERMEDIARIES

SHAREHOLDER SERVICING PLAN. The Funds, except for the International Small Cap Fund, have adopted a shareholder servicing plan under which a shareholder servicing fee of up to 0.25% of average daily net assets of Investor Class Shares of the Funds will be paid to financial intermediaries. The International Small Cap Fund has adopted a shareholder servicing plan under which a shareholder servicing fee of up to 0.25% of average daily net assets of Institutional Class Shares of the Fund will be paid to financial intermediaries. Under the plan, financial intermediaries may perform, or may compensate other financial intermediaries for performing, certain shareholder and administrative services, including: (i) maintaining shareholder accounts;
(ii) arranging for bank wires; (iii) responding to shareholder inquiries relating to the services performed by the financial intermediaries; (iv) responding to inquiries from shareholders concerning their investments in the Funds; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their positions in the Funds; (vii) forwarding shareholder communications from the Funds such as shareholder reports, annual reports, proxies, and dividend and capital gain distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Funds or their service providers; (ix) providing sub-accounting services; (x) processing dividend and capital gain payments from the Funds on behalf of shareholders; (xi) providing other non-distribution-related services as the Funds may reasonably request to the extent that the financial intermediary is permitted to do so under applicable laws or regulations.

OTHER PAYMENTS BY THE FUNDS. The Funds may enter into agreements with financial intermediaries pursuant to which the Funds may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, shareholder services fees the Funds may pay to financial intermediaries pursuant to the Funds' shareholder servicing plan.

OTHER PAYMENTS BY THE ADVISER. The Adviser and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates, as incentives to help market and promote the Funds and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments from the resources of the Adviser and/or its affiliates may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Funds in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Funds; providing access to sales and management representatives of the financial intermediary;

promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Payments by the Adviser and/or its affiliates may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Funds by financial intermediaries' customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. One of the purposes of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.


TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105 (the "Transfer Agent"), serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

CUSTODIAN

MUFG Union Bank, N.A., 350 California Street, 6th Floor, San Francisco, California 94104 (the "Custodian") serves as the custodian of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Ernst & Young LLP, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Funds. The financial statements and financial highlights, including the notes thereto, for the fiscal year ended April 30, 2016 have been audited by Ernst & Young LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.


LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third-party service providers, such as the Adviser, Distributor and Administrator. The Trustees are responsible for overseeing the Trust's service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust's business (e.g., the Adviser is responsible for the day-to-day management of each Fund's portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the funds' service providers the importance of maintaining vigorous risk management.


The Trustees' role in risk oversight begins before the inception of a fund, at which time certain of the fund's service providers present the Board with information concerning the investment objective, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund's adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust's Chief Compliance Officer, as well as personnel of the adviser and other service providers, such as the fund's independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the funds by the adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the adviser, the Board meets with the adviser to review such services. Among other things, the Board regularly considers the adviser's adherence to the funds' investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The Board also reviews information about the funds' investments, including, for example, portfolio holdings schedules and reports on the adviser's use of derivatives in managing the funds, if any, as well as reports on the funds' investments in ETFs, if any.

The Trust's Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust's policies and procedures and those of its service providers, including the adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the funds' service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust's Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the funds' financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in the funds' internal controls. Additionally, in connection with its oversight function, the Board oversees fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.

From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds' goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the funds' investment management and business affairs are carried out by or through the funds' adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.

MEMBERS OF THE BOARD. There are eight members of the Board, six of whom are not interested persons of the Trust, as that term is defined in the 1940 Act ("independent Trustees"). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. George Sullivan, Jr., an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute a super-majority (75%) of the Board, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.

The Board has three standing committees: the Audit Committee, Governance Committee and Fair Value Pricing Committee. The Audit Committee and Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees.

In addition, the Board has a lead independent Trustee. In his role as lead independent Trustee, Mr. Sullivan, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the independent Trustees and management, and among the independent Trustees; (v) serves as a key point person for dealings between the independent Trustees and management; and (vi) has such other responsibilities as the Board or independent Trustees determine from time to time.


Set forth below are the names, years of birth, position with the Trust and length of time served, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. There is no stated term of office for the Trustees. Nevertheless, an independent Trustee must retire from the Board as of the end of the calendar year in which such independent Trustee first attains the age of seventy-five years; provided, however, that, an independent Trustee may continue to serve for one or more additional one calendar year terms after attaining the age of seventy-five years (each calendar year a "Waiver Term") if, and only if, prior to the beginning of such Waiver Term: (1) the Governance Committee (a) meets to review the performance of the independent Trustee; (b) finds that the continued service of such independent Trustee is in the best interests of the Trust; and (c) unanimously approves excepting the independent Trustee from the general retirement policy set out above; and (2) a majority of the Trustees approves excepting the independent Trustee from the general retirement policy set out above.

Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

------------------------------------------------------------------------------------------------------------------------------------
                              POSITION WITH
                              TRUST AND LENGTH           PRINCIPAL OCCUPATIONS        OTHER DIRECTORSHIPS HELD IN THE PAST
NAME AND YEAR OF BIRTH        OF TIME SERVED             IN THE PAST 5 YEARS          5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Robert Nesher                 Chairman of the           SEI employee 1974 to          Current Directorships: Trustee of The
(Born: 1946)                  Board of Trustees(1)      present; currently            Advisors' Inner Circle Fund II, Bishop
                              (since 1991)              performs various              Street Funds, The KP Funds, SEI Daily
                                                        services on behalf of         Income Trust, SEI Institutional
                                                        SEI Investments for           International Trust, SEI Institutional
                                                        which Mr. Nesher is           Investments Trust, SEI Institutional
                                                        compensated. Vice             Managed Trust, SEI Liquid Asset
                                                        Chairman of The               Trust, SEI Asset Allocation Trust, SEI
                                                        Advisors' Inner Circle        Tax Exempt Trust, Adviser Managed
                                                        Fund III,                     Trust, New Covenant Funds, SEI
                                                        Winton Series Trust,          Insurance Products Trust and SEI
                                                        Winton Diversified            Catholic Values Trust. Director of SEI
                                                        Opportunities Fund            Structured Credit Fund, LP, SEI Global
                                                        (closed-end investment        Master Fund plc, SEI Global Assets
                                                        company) and Gallery          Fund plc, SEI Global Investments Fund
                                                        Trust. President, Chief       plc, SEI Investments--Global
                                                        Executive Officer and         Services, Limited, SEI Investments
                                                        Trustee of SEI Daily          Global, Limited, SEI Investments
                                                        Income Trust, SEI             (Europe) Ltd., SEI Investments--Unit
                                                        Liquid Asset Trust, SEI       Trust Management (UK) Limited, SEI
                                                        Tax Exempt Trust, SEI         Multi-Strategy Funds PLC and SEI
                                                        Institutional Managed         Global Nominee Ltd.
                                                        Trust, SEI Institutional
                                                        International Trust, SEI      Former Directorships: Director of SEI
                                                        Institutional                 Opportunity Fund, L.P. to 2010.
                                                        Investments Trust, SEI        Director of SEI Alpha Strategy
                                                        Asset Allocation Trust,       Portfolios, LP to 2013.
                                                        Adviser Managed Trust,
                                                        New Covenant Funds,
                                                        SEI Insurance Products
                                                        Trust and SEI Catholic
                                                        Values Trust. President
                                                        and Director of SEI
                                                        Structured Credit Fund,
                                                        LP. President, Chief
                                                        Executive Officer and
                                                        Director of SEI Alpha
                                                        Strategy Portfolios, LP,
                                                        June 2007 to September
                                                        2013. President and
                                                        Director of SEI
                                                        Opportunity Fund, L.P.
                                                        to 2010. Vice Chairman
                                                        of O'Connor EQUUS
                                                        (closed-end investment
                                                        company) to 2016.
------------------------------------------------------------------------------------------------------------------------------------
William M. Doran              Trustee(1)                Self-Employed                 Current Directorships: Trustee of The
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                              POSITION WITH
                              TRUST AND LENGTH           PRINCIPAL OCCUPATIONS        OTHER DIRECTORSHIPS HELD IN THE PAST
NAME AND YEAR OF BIRTH        OF TIME SERVED             IN THE PAST 5 YEARS          5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
(Born: 1940)                  (since 1991)               Consultant since 2003.       Advisors' Inner Circle Fund II, Bishop
                                                         Partner at Morgan,           Street Funds, The KP Funds, The
                                                         Lewis & Bockius LLP          Advisors' Inner Circle Fund III,
                                                         (law firm) from 1976 to      Winton Series Trust, Winton Diversified
                                                         2003. Counsel to the         Opportunities Fund (closed-end
                                                         Trust, SEI Investments,      investment company), Gallery Trust,
                                                         SIMC, the Administrator      SEI Daily Income Trust, SEI
                                                         and the Distributor.         Institutional International Trust, SEI
                                                                                      Institutional Investments Trust, SEI
                                                                                      Institutional Managed Trust, SEI
                                                                                      Liquid Asset Trust, SEI Asset
                                                                                      Allocation Trust, SEI Tax Exempt
                                                                                      Trust, Adviser Managed Trust, New
                                                                                      Covenant Funds, SEI Insurance
                                                                                      Products Trust and SEI Catholic Values
                                                                                      Trust. Director of SEI Investments
                                                                                      (Europe), Limited, SEI Investments--
                                                                                      Global Funds Services, Limited, SEI
                                                                                      Investments Global, Limited, SEI
                                                                                      Investments (Asia), Limited, SEI
                                                                                      Global Nominee Ltd. and SEI
                                                                                      Investments -- Unit Trust Management
                                                                                      (UK) Limited. Director of the
                                                                                      Distributor since 2003.

                                                                                      Former Directorships: Director of SEI
                                                                                      Alpha Strategy Portfolios, LP to 2013.
                                                                                      Trustee of O'Connor EQUUS (closed-end
                                                                                      investment company) to 2016.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
John K. Darr                  Trustee                    Retired. Chief Executive     Current Directorships: Trustee of The
(Born: 1944)                  (since 2008)               Officer, Office of           Advisors' Inner Circle Fund II, Bishop
                                                         Finance, Federal Home        Street Funds and The KP Funds.
                                                         Loan Banks, from 1992        Director of Federal Home Loan Bank
                                                         to 2007.                     of Pittsburgh, Meals on Wheels,
                                                                                      Lewes/Rehoboth Beach and West
                                                                                      Rehoboth Land Trust.
------------------------------------------------------------------------------------------------------------------------------------
Joseph T. Grause, Jr.         Trustee                    Self-Employed                Current Directorships: Trustee of The
(Born: 1952)                  (since 2011)               Consultant since January     Advisors' Inner Circle Fund II, Bishop
                                                         2012. Director of            Street Funds and The KP Funds.
                                                         Endowments and               Director of The Korea Fund, Inc.
                                                         Foundations,
                                                         Morningstar Investment
                                                         Management,
                                                         Morningstar, Inc.,
                                                         February 2010 to May
                                                         2011. Director of
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                              POSITION WITH
                              TRUST AND LENGTH           PRINCIPAL OCCUPATIONS        OTHER DIRECTORSHIPS HELD IN THE PAST
NAME AND YEAR OF BIRTH        OF TIME SERVED             IN THE PAST 5 YEARS          5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                         International Consulting
                                                         and Chief Executive
                                                         Officer of Morningstar
                                                         Associates Europe
                                                         Limited, Morningstar,
                                                         Inc., May 2007 to
                                                         February 2010. Country
                                                         Manager -- Morningstar
                                                         UK Limited,
                                                         Morningstar, Inc., June
                                                         2005 to May 2007.
------------------------ ----------------- ------------------------- ----------------------------------------
Mitchell A. Johnson           Trustee                    Retired. Private Investor    Current Directorships: Trustee of The
(Born: 1942)                  (since 2005)               since 1994.                  Advisors' Inner Circle Fund II, Bishop
                                                                                      Street Funds, The KP Funds, SEI Asset
                                                                                      Allocation Trust, SEI Daily Income
                                                                                      Trust, SEI Institutional International
                                                                                      Trust, SEI Institutional Managed Trust,
                                                                                      SEI Institutional Investments Trust, SEI
                                                                                      Liquid Asset Trust, SEI Tax Exempt
                                                                                      Trust, Adviser Managed Trust, New
                                                                                      Covenant Funds, SEI Insurance
                                                                                      Products Trust and SEI Catholic Values
                                                                                      Trust. Director of Federal Agricultural
                                                                                      Mortgage Corporation (Farmer Mac)
                                                                                      since 1997.

                                                                                      Former Directorships: Director of SEI
                                                                                      Alpha Strategy Portfolios, LP to 2013.
------------------------------------------------------------------------------------------------------------------------------------
Betty L. Krikorian            Trustee                    Vice President,              Current Directorships: Trustee of The
(Born: 1943)                  (since 2005)               Compliance, AARP             Advisors' Inner Circle Fund II, Bishop
                                                         Financial Inc., from         Street Funds and The KP Funds.
                                                         2008 to 2010. Self-
                                                         Employed Legal and
                                                         Financial Services
                                                         Consultant since 2003.
                                                         Counsel (in-house) for
                                                         State Street Bank from
                                                         1995 to 2003.
------------------------------------------------------------------------------------------------------------------------------------
Bruce Speca                   Trustee                    Global Head of Asset         Current Directorships: Trustee of The
(Born: 1956)                  (since 2011)               Allocation, Manulife         Advisors' Inner Circle Fund II, Bishop
                                                         Asset Management             Street Funds and The KP Funds.
                                                         (subsidiary of Manulife
                                                         Financial), June 2010 to
                                                         May 2011. Executive
                                                         Vice President --
                                                         Investment Management
                                                         Services, John Hancock
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                              POSITION WITH
                              TRUST AND LENGTH           PRINCIPAL OCCUPATIONS        OTHER DIRECTORSHIPS HELD IN THE PAST
NAME AND YEAR OF BIRTH        OF TIME SERVED             IN THE PAST 5 YEARS          5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                         Financial Services
                                                         (subsidiary of Manulife
                                                         Financial), June 2003 to
                                                         June 2010.
------------------------------------------------------------------------------------------------------------------------------------
George J. Sullivan, Jr.       Trustee                    Retired since January        Current Directorships: Trustee/
(Born: 1942)                  (since 1999)               2012. Self-Employed          Director of State Street Navigator
                              Lead Independent           Consultant, Newfound         Securities Lending Trust, The
                              Trustee                    Consultants Inc., April      Advisors' Inner Circle Fund II, Bishop
                                                         1997 to December 2011.       Street Funds, The KP Funds, SEI
                                                                                      Structured Credit Fund, LP, SEI Daily
                                                                                      Income Trust, SEI Institutional
                                                                                      International Trust, SEI Institutional
                                                                                      Investments Trust, SEI Institutional
                                                                                      Managed Trust, SEI Liquid Asset
                                                                                      Trust, SEI Asset Allocation Trust, SEI
                                                                                      Tax Exempt Trust, Adviser Managed
                                                                                      Trust, New Covenant Funds, SEI
                                                                                      Insurance Products Trust and SEI
                                                                                      Catholic Values Trust. Member of the
                                                                                      independent review committee for
                                                                                      SEI's Canadian-registered mutual
                                                                                      funds.

                                                                                      Former Directorships: Director of SEI
                                                                                      Opportunity Fund, L.P. to 2010.
                                                                                      Director of SEI Alpha Strategy
                                                                                      Portfolios, LP to 2013.
------------------------------------------------------------------------------------------------------------------------------------


(1) Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

INDIVIDUAL TRUSTEE QUALIFICATIONS. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds' shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Darr should serve as Trustee because of his background in economics, the business experience he gained in a variety of roles with different financial and banking institutions and as a founder of a money management firm, his knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 2008.

The Trust has concluded that Mr. Grause should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with different financial institutions, his knowledge of the mutual fund and investment management industries, and his past experience as an interested trustee and chair of the investment committee for a multi-managed investment company.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Ms. Krikorian should serve as Trustee because of the experience she gained serving as a legal and financial services consultant, in-house counsel to a large custodian bank and Vice President of Compliance of an investment adviser, her background in fiduciary and banking law, her experience in and knowledge of the financial services industry, and the experience she has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Mr. Speca should serve as Trustee because of the knowledge and experience he gained serving as president of a mutual fund company and portfolio manager for a $95 billion complex of asset allocation funds, and his over 25 years of experience working in a management capacity with mutual fund boards.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department, and his experience from serving as a trustee of the Trust since 1999.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

BOARD COMMITTEES. The Board has established the following standing committees:


     o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; (iii) pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; (vi) reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' reports on the adequacy of the Trust's internal financial controls; (viii) reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and (ix) other audit related matters. Messrs. Darr, Grause, Johnson, Speca and Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. Mr. Sullivan serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.

     o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met sixty-three (63) times during the most recently completed fiscal year.

     o GOVERNANCE COMMITTEE. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees of the Trust. The Governance

     Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board's operations; (iii) selecting and nominating all persons to serve as independent Trustees and evaluating the qualifications of "interested" Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Ms. Krikorian and Messrs. Darr, Grause, Johnson, Speca and Sullivan currently serve as members of the Governance Committee. Ms. Krikorian serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and met two (2) times during the most recently completed fiscal year.


FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.


------------------------------------------------------------------------------------------
                               DOLLAR RANGE OF          AGGREGATE DOLLAR RANGE OF SHARES
      NAME                  FUND SHARES (FUND)(1)     (ALL FUNDS IN THE FUND COMPLEX)(1,2)
------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------
     Doran                         None                            None
------------------------------------------------------------------------------------------
     Nesher                        None                            None
------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------
     Darr                          None                      $10,001-$50,000
------------------------------------------------------------------------------------------
    Grause                         None                       Over $100,000
------------------------------------------------------------------------------------------
    Johnson                        None                            None
------------------------------------------------------------------------------------------
   Krikorian                       None                            None
------------------------------------------------------------------------------------------
     Speca                         None                            None
------------------------------------------------------------------------------------------
   Sullivan                        None                            None
------------------------------------------------------------------------------------------

(1)  Valuation date is December 31, 2015.


(2)  The Trust is the only investment company in the Fund Complex.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during the Funds' most recently completed fiscal year.


----------------------------------------------------------------------------------------------------------------
                                      PENSION OR
                                      RETIREMENT          ESTIMATED
                    AGGREGATE      BENEFITS ACCRUED    ANNUAL BENEFITS
                  COMPENSATION     AS PART OF FUND          UPON          TOTAL COMPENSATION FROM THE
      NAME       FROM THE TRUST        EXPENSES          RETIREMENT        TRUST AND FUND COMPLEX(1)
----------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------
     Doran             $0                N/A                 N/A        $0 for service on one (1) board
----------------------------------------------------------------------------------------------------------------
     Nesher            $0                N/A                 N/A        $0 for service on one (1) board
----------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------
     Darr            $94,438             N/A                 N/A         $94,438 for service on one (1) board
----------------------------------------------------------------------------------------------------------------
     Grause          $94,438             N/A                 N/A         $94,438 for service on one (1) board
----------------------------------------------------------------------------------------------------------------
    Johnson          $94,438             N/A                 N/A         $94,438 for service on one (1) board
----------------------------------------------------------------------------------------------------------------
   Krikorian         $96,398             N/A                 N/A         $96,398 for service on one (1) board
----------------------------------------------------------------------------------------------------------------
     Speca           $94,438             N/A                 N/A         $94,438 for service on one (1) board
----------------------------------------------------------------------------------------------------------------
    Sullivan        $105,511             N/A                 N/A        $105,511 for service on one (1) board
----------------------------------------------------------------------------------------------------------------


(1)  The Trust is the only investment company in the Fund Complex.

TRUST OFFICERS. Set forth below are the names, years of birth, position with the Trust and length of time served, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. There is no stated term of office for officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.


Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.



------------------------------------------------------------------------------------------------------------------------------------
NAME AND YEAR        POSITION WITH TRUST AND LENGTH OF TIME          PRINCIPAL OCCUPATIONS IN PAST 5 YEARS
OF BIRTH             SERVED
------------------------------------------------------------------------------------------------------------------------------------
Michael Beattie      President                                       Director of Client Service, SEI Investments Company,
(Born: 1965)         (since 2011)                                    since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Stephen Connors      Treasurer, Controller and Chief Financial       Director, SEI Investments, Fund Accounting since
(Born: 1984)         Officer                                         December 2014. Audit Manager, Deloitte & Touche
                     (since 2015)                                    LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP
                                                                     (formerly Briggs, Bunting & Dougherty, LLP), from
                                                                     2007 to 2011.
------------------------------------------------------------------------------------------------------------------------------------
Dianne M.            Vice President and Secretary                    Counsel at SEI Investments since 2010. Associate at
Descoteaux           (since 2011)                                    Morgan, Lewis & Bockius LLP from 2006 to 2010.
(Born: 1977)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NAME AND YEAR        POSITION WITH TRUST AND LENGTH OF TIME          PRINCIPAL OCCUPATIONS IN PAST 5 YEARS
OF BIRTH             SERVED
------------------------------------------------------------------------------------------------------------------------------------
Russell Emery        Chief Compliance Officer                        Chief Compliance Officer of SEI Structured Credit
(Born: 1962)         (since 2006)                                    Fund, LP since June 2007. Chief Compliance Officer
                                                                     of SEI Alpha Strategy Portfolios, LP from June 2007
                                                                     to September 2013. Chief Compliance Officer of The
                                                                     Advisors' Inner Circle Fund II, Bishop Street Funds,
                                                                     The KP Funds, The Advisors' Inner Circle Fund III,
                                                                     Winton Series Trust, Winton Diversified Opportunities
                                                                     Fund (closed-end investment company), Gallery Trust,
                                                                     SEI Institutional Managed Trust, SEI Asset Allocation
                                                                     Trust, SEI Institutional International Trust, SEI
                                                                     Institutional Investments Trust, SEI Daily Income
                                                                     Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust,
                                                                     Adviser Managed Trust, New Covenant Funds, SEI
                                                                     Insurance Products Trust and SEI Catholic Values
                                                                     Trust. Chief Compliance Officer of SEI Opportunity
                                                                     Fund, L.P. until 2010. Chief Compliance Officer of O'Connor
                                                                     EQUUS (closed-end investment company) until 2016.
------------------------------------------------------------------------------------------------------------------------------------
Lisa Whittaker       Vice President and Assistant Secretary          Attorney, SEI Investments Company (2012-present).
(Born: 1978)         (since 2013)                                    Associate Counsel and Compliance Officer, The
                                                                     Glenmede Trust Company, N.A. (2011-2012).
                                                                     Associate, Drinker Biddle & Reath LLP (2006-2011).
------------------------------------------------------------------------------------------------------------------------------------
John Y. Kim          Vice President and Assistant Secretary          Attorney, SEI Investments Company (2014-present).
(Born: 1981)         (since 2014)                                    Associate, Stradley Ronon Stevens & Young, LLP
                                                                     (2009-2014).
------------------------------------------------------------------------------------------------------------------------------------
Bridget E. Sudall    Anti-Money Laundering Compliance                Senior Associate and AML Officer, Morgan Stanley
(Born: 1980)         Officer and Privacy Officer (since 2015)        Alternative Investment Partners from April 2011 to
                                                                     March 2015. Investor Services Team Lead, Morgan
                                                                     Stanley Alternative Investment Partners from 2007 to
                                                                     2011.
------------------------------------------------------------------------------------------------------------------------------------


PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Funds are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios. There may be instances in which certain shareholders are redeemed in-kind while other shareholders are redeemed contemporaneously in cash.


The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption during times when the NYSE is closed, other than during customary weekends or holidays, for any period on which trading on the NYSE is restricted (as determined by the SEC by rule or regulation), or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

The Funds have no current intention to allow purchases in-kind, but under certain circumstances a Fund may allow investors to purchase shares by contributing securities in-kind to the Fund, provided that the securities used to purchase Fund shares are appropriate investments for the Fund, are consistent with the Fund's investment objective and policies, and meet any other applicable criteria established by the Adviser, such as liquidity. A Fund will value the securities in accordance with the Funds' policies and procedures with respect to the valuation of portfolio securities, as of the time at which the Funds determine the net asset value per share of each Fund (the "NAV") on the day that the securities are contributed to the Fund in-kind. The Adviser has the sole discretion with respect to determining whether particular securities may be used as payment in-kind for Fund shares.

DETERMINATION OF NET ASSET VALUE


GENERAL POLICY. The Funds adhere to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value in accordance with procedures adopted by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if such exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Funds' pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.


MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of each Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

FOREIGN SECURITIES. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.


DERIVATIVES AND OTHER COMPLEX SECURITIES. Exchange traded options on securities and indices purchased by the Funds generally are valued at their last trade price or, if there is no last trade price, the last bid price. Exchange traded options on securities and indices written by the Funds generally are valued at their last trade price or, if there is no last trade price, the last asked price. In the case of options traded in the over-the-counter market, if the OTC option is also an exchange traded option, the Funds will follow the above policies regarding the valuation of exchange traded options. If the OTC option is not also an exchange traded option, the Funds will value the option at fair value in accordance with procedures adopted by the Board.


Futures and swaps cleared through a central clearing house ("centrally cleared swaps") are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. On days when there is excessive volume or market volatility, or the future or centrally cleared swap does not end trading by the time the Funds calculate NAV, the settlement price may not be available at the time at which each Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund's futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

If available, non-centrally cleared swaps, collateralized debt obligations, collateralized loan obligations and bank loans are priced based on valuations provided by an independent third party pricing agent. If a price is not available from an independent third party pricing agent, the security will be valued at fair value as determined in good faith using methods approved by the Board.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS AND INDEPENDENT BROKERS. Pursuant to contracts with the Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator shall seek to obtain a bid price from at least one independent broker.


FAIR VALUE PROCEDURES. Securities for which market prices are not "readily available" or which cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Board and implemented through the Fair Value Pricing Committee. The members of the Fair Value Pricing Committee report, as necessary, to the Board regarding portfolio valuation determinations. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Funds are valued at fair value.


Some of the more common reasons that may necessitate a security being valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; trading of the security is subject to local government-imposed restrictions; or a significant event with respect to a security has occurred after the close of the market or exchange on which the security principally trades and before the time the Funds calculate NAV. When a security is valued in accordance with the Fair Value Procedures, the Fair Value Pricing Committee will determine the value after taking into consideration relevant information reasonably available to the Fair Value Pricing Committee.

TAXES

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting each Fund and its shareholders that is intended to supplement the discussion contained in the Funds' prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Funds' prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A REGULATED INVESTMENT COMPANY ("RIC"). Each Fund intends to qualify and elects to be treated as a RIC under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. A Fund that qualifies as a RIC will generally not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, each Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any (the "Distribution Requirement") and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the "Qualifying Income Test"); and (ii) at the close of each quarter of each Fund's taxable year: (A) at least 50% of the value of each Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of each Fund's total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership; and (B) not more than 25% of the value of each Fund's total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that a Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the "Asset Test").

Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If a Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If a Fund fails to maintain qualification as a RIC for a tax year, and these relief provisions are not available, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would generally be taxed as if they received ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

A Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A "qualified late year loss" generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as "post-October losses") and certain other late-year losses.

The treatment of capital loss carryovers for the Funds is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If a Fund has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010 (a "Post-2010 Loss"), the excess of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. A Fund's unused capital loss carryforwards that arose in taxable years that began on or before December 22, 2010 ("Pre-2011 Losses" are available to be applied against future capital gains, if any, realized by the Fund prior to the expiration of those carryforwards, generally eight years after the year in which they arose. A Fund's Post-2010 Losses must be fully utilized before the Fund will be permitted to utilize carryforwards of Pre-2011 Losses. In addition, the carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.


FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which generally only requires a Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income but does not require any minimum distribution of net capital gain, a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98.2% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year (including any retained amount from the prior calendar year on which a Fund paid no federal income tax). Each Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the Adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirement for qualification as a RIC.

SHAREHOLDER TREATMENT. Each Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by each Fund will be eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income on the securities they hold and the Funds report the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the

121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from each Fund's assets before it calculates the net asset value) with respect to such dividend, (ii) each Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder,
(iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in a Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions by the Funds of their net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund's net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20% regardless of how long you have held your shares in such Fund.

In the case of corporate shareholders, Fund distributions (other than capital gain distributions) generally qualify for the dividends received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by such Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All such qualifying dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

To the extent that a Fund makes a distribution of income received by such Fund in lieu of dividends (a "substitute payment") with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of Fund shares).

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

The Funds (or their administrative agents) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Funds may report and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Funds.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

Each Fund (or its administrative agent) is required to report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to the requirement to report the gross proceeds from the sale of Fund shares, each Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of Fund shares each Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, the Funds will use the average basis method as their default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

FOREIGN TAXES. Dividends and interest received by a Fund from foreign sources may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations or ADRs, the Fund will be eligible to, and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by a Fund, subject to certain limitations. Pursuant to the election, a Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit (potentially subject to significant limitations) he or she may be entitled to use against his or her federal income tax. If a Fund makes the election, such Fund (or its administrative agent) will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

TAX TREATMENT OF COMPLEX SECURITIES. Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect a Fund's ability to qualify as a RIC, affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses, and, in limited cases, subject a Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by each Fund.

Certain derivative investments by the Funds, such as exchange-traded products (including ETFs) and over-the-counter derivatives, may produce non-qualifying income for purposes of the "Qualifying Income Test" described above, which must be met in order for a Fund to maintain its status as a RIC under the Code. In addition, the determination of the value and the identity of the issuer of some derivative investments may be unclear for purposes of applying the "Asset Test" described above. The Funds intend to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that the Funds are adequately diversified under the Asset Test. The Funds, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with the Funds' determination of the "Asset Test" with respect to such derivatives. Failure to satisfy the Asset Test might also result from a determination by the IRS that financial instruments in which the Fund invests are not securities.

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Funds to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, a Fund may be required to liquidate its investments at a time when the Adviser might not otherwise have chosen to do so and which may result in a taxable gain or loss.

A Fund's transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount, and timing of distributions to shareholders. These provisions may also require the Funds to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirements and for avoiding the excise tax discussed above. Each Fund intends to monitor its transactions, intends to make the appropriate tax elections, and intends to make the appropriate entries in its books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the Fund as a RIC and minimize the imposition of income and excise taxes.

If a Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies" or "PFICs", the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a "qualified electing fund" or "QEF", the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. Such Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

BACKUP WITHHOLDING. In certain cases, each Fund will be required to withhold at a rate of 28% and remit to the U.S. Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has provided the Fund either an incorrect taxpayer identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified to a Fund that such shareholder is a U.S. person or U.S. resident alien.

TAX SHELTER REPORTING REGULATIONS. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as a Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

NON-U.S. SHAREHOLDERS. Non-U.S. investors in a Fund may be subject to U.S. withholding and estate tax and may be subject to additional reporting obligations and are therefore strongly encouraged to consult their tax advisors prior to investing in a Fund.

A U.S. withholding tax at a 30% rate is imposed on dividends (and proceeds of sales in respect of each Fund's shares (including certain capital gain dividends) received by shareholders beginning after December 31, 2018) for shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. Each Fund will not pay any additional amounts in respect to any amounts withheld.

TAX-EXEMPT SHAREHOLDERS. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income ("UBTI"). Under current law, the Funds generally serve to block UBTI from being realized by their tax-exempt shareholders.

However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits ("REMICs"); (ii) the Fund invests in a REIT that is a taxable mortgage pool ("TMP") or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC; or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.

STATE TAXES. It is expected that each Fund will not be liable for any corporate excise, income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Depending upon state and local law, distributions by each Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in Ginnie Mae or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Shareholders should consult their own tax advisors regarding the effect of federal, state and local taxes applicable to an investment in Fund shares.

The Funds' shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from a Fund until a shareholder begins receiving payments from its retirement account. Because each shareholder's tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Funds.

BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. Generally, equity securities, both listed and over the counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.


In addition, the Adviser may place a combined order for two or more accounts it manages, including one or more Funds, engaged in the purchase or sale of the same security if, in its judgment, the aggregation of trades is believed to be in the best interest of each participant and provides the opportunity for best execution. Transactions involving aggregated orders are allocated in a manner deemed equitable to each account consistent with the Adviser's applicable policies and procedures. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or a Fund may obtain, it is the opinion of the Adviser and the Board that the advantages of combined orders generally outweigh the possible disadvantages of separate transactions.

For the fiscal years ended April 30, 2014, 2015, and 2016, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

--------------------------------------------------------------------------------
           FUND                           AGGREGATE DOLLAR AMOUNT OF
                                          BROKERAGE COMMISSIONS PAID
                             ---------------------------------------------------
                                     2014            2015             2016
--------------------------------------------------------------------------------
Opportunity Fund                   $752,569        $701,896         $451,123
--------------------------------------------------------------------------------
International Equity Fund          $488,181        $614,922        $3,049,564
--------------------------------------------------------------------------------
Small Cap Fund                    $2,083,014      $1,715,364       $1,292,386
--------------------------------------------------------------------------------
Unconstrained Equity Fund          $985,080        $997,277         $403,986
--------------------------------------------------------------------------------
SMID Fund                           $2,140         $31,405          $55,711
--------------------------------------------------------------------------------
Global Equity Fund                  $2,803          $1,692           $7,144
--------------------------------------------------------------------------------
International Small Cap Fund         N/A(1)         $1,135(2)        $1,570
--------------------------------------------------------------------------------


(1)  Fund had not yet commenced operations.

(2) Represents the period from November 18, 2014 (commencement of operations) to April 30, 2015.


BROKERAGE SELECTION. The Adviser's primary objective in executing securities trades for the Funds is to attempt to ensure that the total cost or proceeds associated with the transaction are the most favorable reasonably available under prevailing market conditions, based on considerations including overall investment goals.

Some of the qualitative and quantitative considerations that may be relevant in assessing whether best execution is achieved include, among others: (1) in relation to the security: price, size of the order, market depth, available liquidity, recent order flow and other trading characteristics, the availability of accurate information affecting choices as to the most favorable market center or other trading venue for execution, the feasibility of using a traditional broker or an electronic communications network or other alternative trading system (together, "ATS"), and the cost and difficulty of achieving an execution in a particular market center or other trading venue, and (2) in relation to the broker or ATS: amount of commissions or spreads or fees, speed of execution, ability to locate liquidity or natural counterparties, ability to trade in local markets, willingness to commit the broker's own capital, quality of the sales trader, execution and settlement capabilities, responsiveness, knowledge of the other side of the trade, financial responsibility, the value of qualifying research or services provided to the Adviser that generally benefit clients, and the confidentiality of trading information.


The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.


Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Funds to pay a broker or dealer a commission for effecting an agency transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer if a good faith determination is made that the commission is reasonable in relation to the services provided. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). The Adviser's arrangements in this respect are intended to fall within the "safe harbor" provided under Section 28(e) and applicable SEC and staff guidance. In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Funds.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include access to corporate executives, broker analysts, and economists, furnishing of market letters and reports concerning the state of the economy, the outlook for particular industries, the prospects of individual companies and portfolio strategy, attendance at investment conferences, access to software to assist in post-trade matching and settlement, portfolio management and analysis software, and other research-oriented software. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.


In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

COMMISSION SHARING ARRANGEMENT ("CSA"). The Adviser utilizes Commission Sharing Arrangements ("CSA") facilitated by one or more executing brokers to obtain research from certain macro research and other firms. Allocations to the firms are determined by the Adviser's broker-vote process.


For the fiscal year ended April 30, 2016 the Funds paid the following commissions through the CSA program:

--------------------------------------------------------------------------------------------
                                 TOTAL DOLLAR AMOUNT OF        TOTAL DOLLAR AMOUNT OF
                               BROKERAGE COMMISSIONS FOR       TRANSACTIONS INVOLVING
                                   RESEARCH SERVICES          BROKERAGE COMMISSIONS FOR
              FUND                     ("CSA")                RESEARCH SERVICES ("CSA")
--------------------------------------------------------------------------------------------
Opportunity Fund                     $28,028.49                    $22,140,095.60
International Equity Fund            $20,563.68                    $19,508,917.46
Small Cap Fund                       $84,448.79                    $72,802,070.63
Unconstrained Equity Fund             $2,027.19                     $2,189,713.24
SMID Fund                             $1,117.53                     $1,133,016.52
Global Equity Fund                       $42.84                        $44,640.08
International Small Cap                      $0                                $0
Fund
--------------------------------------------------------------------------------------------

BROKERAGE WITH FUND AFFILIATES. The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Funds or the Adviser for a commission in conformity with the 1940 Act and rules promulgated by the SEC. The 1940 Act requires that commissions paid to the affiliate by the Funds for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended April 30, 2014, 2015, and 2016, the Funds paid no brokerage commissions on portfolio transactions effected by affiliated brokers.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of their "regular brokers and dealers" that each Fund held during its most recent fiscal year. A Fund's regular broker-dealers are (i) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the Fund; (ii) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the Fund; and (iii) the ten broker-dealers that sold the largest dollar amount of Fund shares. During the fiscal year that ended April 30, 2016, the Funds did not hold any securities of "regular broker-dealers."

PORTFOLIO TURNOVER RATES. Portfolio turnover rate is defined under SEC rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. The Funds may at times hold investments in short-term instruments, which are excluded for purposes of computing portfolio turnover. For the fiscal years ended April 30, 2015 and 2016, the portfolio turnover rates for the Funds were as follows:

--------------------------------------------------------------------------------
              FUND                          PORTFOLIO TURNOVER RATE
                                       -----------------------------------------
                                            2015                2016
--------------------------------------------------------------------------------
Opportunity Fund                            64%                 55%
--------------------------------------------------------------------------------
International Equity Fund                   49%                 39%
--------------------------------------------------------------------------------
Small Cap Fund                              69%                 59%
--------------------------------------------------------------------------------
Unconstrained Equity Fund                   163%               115%
--------------------------------------------------------------------------------
SMID Fund                                   72%                 78%
--------------------------------------------------------------------------------
Global Equity Fund                          63%                 59%
--------------------------------------------------------------------------------
International Small Cap Fund                16%(1)              54%
--------------------------------------------------------------------------------

(1) Represents the period from November 18, 2014 (commencement of operations) to April 30, 2015.


DISCLOSURE OF PORTFOLIO HOLDINGS


The Board has approved policies and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interests of Fund shareholders, on the one hand, and include procedures to address conflicts between the interests of the Funds' shareholders and those of the Adviser, principal underwriter, or any affiliated person of the Funds, the Adviser, or the principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer ("Adviser CCO") to authorize the release of the Funds' portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser CCO, either directly or through reports by the Funds' Chief Compliance Officer, reports quarterly to the Board regarding the operation and administration of such policies and procedures.


Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each July 31, October 31, January 31 and April 30). Each Fund will disclose a complete or summary schedule of investments (which includes the Fund's 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund's net asset value ("Summary Schedule")) in its Semi-Annual and Annual Reports which are distributed to Fund shareholders. Each Fund's complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q, and each Fund's complete schedule of investments following the second and fourth fiscal quarters is available in Shareholder Reports filed with the SEC on Form N-CSR.

Fund filings on Form N-Q and Form N-CSR are not distributed to Fund shareholders but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. Should a Fund include only a Summary Schedule rather than a complete schedule of investments in its Semi-Annual and Annual Reports, its Form N-CSR will be available without charge, upon request, by calling 1-866-777-8227.

The Funds generally post a detailed list of their portfolio holdings as of the most recent calendar month end, 30 days after the end of the calendar month. In addition, each Fund generally posts its ten largest portfolio holdings, and the percentage that each of these holdings represents of the Fund's total assets, as of the most recent calendar month end, 10 calendar days after the end of the calendar month. These postings can be found on the internet at http://aicfundholdings.com/ and generally remain until replaced by new postings as described above. The Adviser may exclude any portion of the Funds' portfolio holdings from publication when deemed in the best interest of the Funds.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the Custodian, Administrator, the financial printer or Transfer Agent, in connection with their services to the Funds. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Funds. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of a Fund's portfolio along with related performance attribution statistics.

The Funds' policies and procedures provide that the Adviser's CCO may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Adviser's CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Funds' shareholders and that conflicts between the interests of the Funds' shareholders and those of the Adviser, principal underwriter, or any affiliated person of the Funds are addressed. Complete portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The monthly disclosures will not be made sooner than three days after the date of the information.


The Adviser currently has arrangements to provide: Opportunity Fund non-public portfolio holdings information to Russell Mellon and Watershed Investment Consultants, Inc.; International Equity Fund non-public holdings information to Mercer Investments and Russell Mellon; Small Cap Fund non-public holdings information to Russell Mellon and Morgan Stanley Smith Barney LLC; and non-public portfolio holdings information of each Fund to eVestment and Factset. The Adviser may report the complete portfolio (including security name, ticker, number of shares, current market value and percentage of portfolio), as well as percentage weightings for the top ten holdings. This is generally sent on a quarterly basis, but may vary. The lag time for such disclosures will also vary. Each Fund's portfolio holdings may be used to create 1) a quarterly profile to educate brokers, or 2) to conduct quarterly due diligence on the Fund. This information is considered confidential and will not be distributed to the public. The Funds believe these disclosures serve a legitimate business purpose. The Funds' Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

With the exception of disclosures to rating and ranking organizations as described above, the Funds require any third party receiving non-public holdings information to enter into a confidentiality agreement with the Funds or the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Funds, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Funds' policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, the Adviser and its affiliates or recipients of the Funds' portfolio holdings information.

DESCRIPTION OF SHARES


The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund. Each share of a fund represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or classes of shares. All consideration received by the Trust for shares of any fund and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. Each Fund's shares, when issued, are fully paid and non-assessable.


SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust, unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser will vote such proxies in accordance with its proxy voting policies and procedures, which are included in Appendix B to this SAI.

The Trust is required to disclose annually the Funds' complete proxy voting record during the most recent 12-month period ended June 30 on Form N-PX. This voting record is available: (i) without charge, upon request, by calling 1-866-777-8227; and (ii) on the SEC's website at http://www.sec.gov.

CODES OF ETHICS

The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Distributor and the Administrator have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a "Code of Ethics" and together the "Codes of Ethics") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to invest in securities, including securities that may be purchased or held by the Funds, but are required to report certain personal securities transactions for monitoring purposes. The Codes of Ethics further require certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS


As of August 8, 2016, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of any class of shares of a Fund. The Trust believes that most of the shares referred to below were held by the persons below in accounts for their fiduciary, agency or custodial customers. Persons owning of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to "control" the Fund within the meaning of the 1940 Act. Shareholders controlling a Fund may have a significant impact on any shareholder vote of the Fund.

--------------------------------------------------------------------------------
       SHAREHOLDER                          NUMBER OF            % OF CLASS
                                             SHARES
--------------------------------------------------------------------------------
CAMBIAR OPPORTUNITY FUND, INSTITUTIONAL CLASS SHARES
--------------------------------------------------------------------------------
FIRST CLEARING LLC                      7,771,027.2610             54.03%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523
--------------------------------------------------------------------------------
MORGAN STANLEY SMITH BARNEY             2,720,925.2270             18.92%
HARBORSIDE FINANCIAL CENTER
PLAZA 2 3RD FL
JERSEY CITY NJ 07311
--------------------------------------------------------------------------------
SEI PRIVATE TRUST COMPANY               1,487,395.4710             10.34%
C/O KANALY TRUST
ONE FREEDOM VALLEY DRIVE
OAKS PA 19456-9989
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC                   765,168.5760              5.32%
SPECIAL CUSTODY ACCT FBO CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CAMBIAR INTERNATIONAL EQUITY FUND, INSTITUTIONAL CLASS SHARES
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC                19,435,972.8130             31.15%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------
BAND & CO C/O US BANK NA               15,812,219.1000             25.34%
1555 N. RIVERCENTER DRIVE STE. 302
MILWAUKEE WI 53212-3958
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SVCS CORP           10,643,436.4020             17.06%
FOR EXCLUSIVE BENEFIT
OF OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-2010
--------------------------------------------------------------------------------
UBS WM USA                              7,053,639.4000             11.30%
[[ACCOUNT NUMBER REDACTED]]
OMNI ACCOUNT M/F
ATTN DEPARTMENT MANAGER
1000 HARBOR BLVD FL 5
WEEHAWKEN NJ 07086-6761
--------------------------------------------------------------------------------
CAMBIAR SMALL CAP FUND, INSTITUTIONAL CLASS SHARES
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SVCS CORP            8,351,714.8550             33.79%
FOR EXCLUSIVE BENEFIT
OF OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-2010
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC                 7,462,503.8270             30.20%
REINVEST ACCOUNT
ATTN MUTUAL FUND
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------
CAMBIAR SMID FUND, INSTITUTIONAL CLASS SHARES
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SVCS CORP              32,658.2220              72.77%
FOR EXCLUSIVE BENEFIT
OF OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-2010
--------------------------------------------------------------------------------
CAMBIAR HOLDINGS LLLP                      7,303.5750              16.27%
200 COLUMBINE ST STE 800
DENVER CO 80206-4734
--------------------------------------------------------------------------------
UBS WM USA                                 4,910.3030              10.94%
[[ACCOUNT NUMBER REDACTED]]
OMNI ACCOUNT M/F
ATTN DEPARTMENT MANAGER
1000 HARBOR BLVD FL 5
WEEHAWKEN NJ 07086-6761
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CAMBIAR INTERNATIONAL SMALL CAP FUND, INSTITUTIONAL CLASS SHARES
--------------------------------------------------------------------------------
CAMBIAR HOLDINGS LLLP                    100,252.4160              75.02%
200 COLUMBINE ST STE 800
DENVER CO 80206-4734
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SVCS CORP              32,871.4700              24.60%
FOR EXCLUSIVE BENEFIT
OF OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-2010
--------------------------------------------------------------------------------
CAMBIAR OPPORTUNITY FUND, INVESTOR CLASS SHARES
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SVCS CORP            2,271,880.2660              25.15%
FOR EXCLUSIVE BENEFIT
OF OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-2010
--------------------------------------------------------------------------------
MERRILL LYNCH PIERCE FENNER &           2,097,779.1690              23.23%
SMITH INC FOR THE SOLE BENEFIT
OF ITS CUSTOMERS
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246-6484
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC                 1,506,616.8200              16.68%
REINVEST ACCOUNT
ATTN MUTUAL FUND
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------
CAMBIAR INTERNATIONAL EQUITY FUND, INVESTOR CLASS SHARES
--------------------------------------------------------------------------------
MORGAN STANLEY SMITH BARNEY            41,776,971.6250              70.12%
HARBORSIDE FINANCIAL CENTER
PLAZA 2 3RD FL
JERSEY CITY NJ 07311
--------------------------------------------------------------------------------
MERRILL LYNCH PIERCE FENNER &           9,927,034.1190              16.66%
SMITH INC FOR THE SOLE BENEFIT
OF ITS CUSTOMERS
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246-6484
--------------------------------------------------------------------------------
CAMBIAR SMID FUND, INVESTOR CLASS SHARES
--------------------------------------------------------------------------------
MORGAN STANLEY SMITH BARNEY             2,261,149.3540              91.36%
HARBORSIDE FINANCIAL CENTER
PLAZA 2 3RD FL
JERSEY CITY NJ 07311
--------------------------------------------------------------------------------
CAMBIAR UNCONSTRAINED EQUITY FUND, INVESTOR CLASS SHARES
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC                 1,914,937.9920              27.48%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NATIONAL FINANCIAL SVCS CORP            1,156,756.3940              16.60%
FOR EXCLUSIVE BENEFIT
OF OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-2010
--------------------------------------------------------------------------------
BRIAN M BARISH                            552,950.3990               7.93%
200 COLUMBINE ST STE 800
DENVER CO 80206-4734
--------------------------------------------------------------------------------
CAMBIAR HOLDINGS LLLP                     408,105.3400               5.86%
200 COLUMBINE ST STE 800
DENVER CO 80206-4734
--------------------------------------------------------------------------------
CAMBIAR GLOBAL EQUITY FUND, INVESTOR CLASS SHARES
--------------------------------------------------------------------------------
MORGAN STANLEY SMITH BARNEY               999,420.0280              81.04%
HARBORSIDE FINANCIAL CENTER
PLAZA 2 3RD FL
JERSEY CITY NJ 07311
--------------------------------------------------------------------------------
CAMBIAR HOLDINGS LLLP                     137,823.1570              11.18%
200 COLUMBINE ST STE 800
DENVER CO 80206-4734
--------------------------------------------------------------------------------
CAMBIAR SMALL CAP FUND, INVESTOR CLASS SHARES
--------------------------------------------------------------------------------
FIRST CLEARING LLC                      6,434,962.9630              37.74%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC                 1,664,511.1610               9.76%
ATTN MUTUAL FUND
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------
MORGAN STANLEY SMITH BARNEY             1,577,809.8830               9.25%
HARBORSIDE FINANCIAL CENTER
PLAZA 2 3RD FL
JERSEY CITY NJ 07311
--------------------------------------------------------------------------------
NATIONAL FINANCIAL SVCS CORP            1,412,916.7210               8.29%
FOR EXCLUSIVE BENEFIT
OF OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-2010
--------------------------------------------------------------------------------
WELLS FARGO BANK NA FBO                 1,317,396.5400               7.73%
UNITED WATER MASTER TR
INVESTMENTS
[[ACCOUNT NUMBER REDACTED]]
PO BOX 1533
MINNEAPOLIS MN 55480-1533
--------------------------------------------------------------------------------
MERRILL LYNCH PIERCE FENNER &           1,065,379.1880               6.25%
SMITH INC FOR THE SOLE BENEFIT
OF ITS CUSTOMERS
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246-6484
--------------------------------------------------------------------------------

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

DESCRIPTION OF RATINGS

The following descriptions of securities ratings have been published by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's ("S&P"), and Fitch Ratings ("Fitch"), respectively.

DESCRIPTION OF MOODY'S GLOBAL RATINGS

Ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

DESCRIPTION OF MOODY'S GLOBAL LONG-TERM RATINGS

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

HYBRID INDICATOR (HYB)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

DESCRIPTION OF MOODY'S GLOBAL SHORT-TERM RATINGS

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF MOODY'S U.S. MUNICIPAL SHORT-TERM OBLIGATION RATINGS

The Municipal Investment Grade ("MIG") scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer's long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels--MIG 1 through MIG 3--while speculative grade short-term obligations are designated SG.

Moody's U.S. municipal short-term obligation ratings are as follows:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DESCRIPTION OF MOODY'S DEMAND OBLIGATION RATINGS

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade ("VMIG") scale.

Moody's demand obligation ratings are as follows:

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

DESCRIPTION OF S&P'S ISSUE CREDIT RATINGS

An S&P's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations:

o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

o Nature of and provisions of the obligation; and the promise S&P imputes;

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

DESCRIPTION OF S&P'S LONG-TERM ISSUE CREDIT RATINGS*

AAA An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; AND C Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

NR This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

*The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

DESCRIPTION OF S&P'S SHORT-TERM ISSUE CREDIT RATINGS

A-1 A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

DESCRIPTION OF S&P'S MUNICIPAL SHORT-TERM NOTE RATINGS

An S&P's U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P's analysis will review the following considerations:

o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P's municipal short-term note ratings are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

DESCRIPTION OF FITCH'S CREDIT RATINGS

Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms "investment grade" and "speculative grade" have established themselves over time as shorthand to describe the categories 'AAA' to 'BBB' (investment grade) and 'BB' to 'D' (speculative grade). The terms "investment grade" and "speculative grade" are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. "Investment grade" categories indicate relatively low to moderate credit risk, while ratings in the "speculative" categories either signal a higher level of credit risk or that a default has already occurred.

Fitch's credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ABILITY of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the OBLIGATION to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument's documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation's documentation). In such cases, the agency will make clear the assumptions underlying the agency's opinion in the accompanying rating commentary.

DESCRIPTION OF FITCH'S LONG-TERM CORPORATE FINANCE OBLIGATIONS RATINGS

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. 'B' ratings indicate that material credit risk is present.

CCC Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. 'C' ratings indicate exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned 'RD' or 'D' ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'CCC'.

DESCRIPTION OF FITCH'S SHORT-TERM RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch's short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

               APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

                      PROXY VOTING POLICIES AND PROCEDURES

--------------------------------------------------------------------------------

PROXY VOTING POLICY AND PROCEDURES

o OBJECTIVE: The objective of Cambiar Investors, LLC's proxy voting process is to seek to maximize the long-term investment performance of our client accounts by exercising delegated voting authority over proxies in clients' best economic interests as determined by Cambiar in good faith after appropriate review. Cambiar will use reasonable best efforts to vote proxies for which it receives ballots in good order and in a timely manner. Proxies will be voted or otherwise processed (such as by a decision to abstain from voting or to take no action) consistent with these Proxy Voting Policies and Procedures ("Proxy Voting Policies").

o POLICY: Under its investment discipline, Cambiar seeks to invest in issuers with management teams that it believes are committed to enhancing shareholder value and serving shareholder interests. Cambiar believes that the management teams of most companies it invests in generally pursue these objectives, and therefore believes that voting proxy proposals in clients' best economic interests generally equates to voting with the recommendations of company management teams and/or the company's board of directors.

o Cambiar's analysis of a proxy proposal can lead it to conclude that a particular management or board recommendation may not be in clients' best interests. In these circumstances, Cambiar may, in its sole discretion, choose to vote against a management or board recommendation based on its analysis, if such action appears more consistent with the best interests of clients.

o In certain circumstances, such as when a proxy issuer is also a client of Cambiar, a potential material conflict in how the proxies are voted may arise between Cambiar's interests and the interests of affected clients. In the event there exists a material conflict of interest between Cambiar and the interests of one or more clients in how proxies are voted, Cambiar has adopted procedures that are designed to resolve such conflicts. In such situations, Cambiar may vote these ballots as recommended by an independent, third-party proxy research provider.

o Cambiar may abstain from voting or take no action on certain proxy proposals. Instances when this might occur include, but are not limited to, proxies issued by companies that Cambiar has decided to sell, proxies issued by companies that Cambiar did not select for a client portfolio, or proxies issued by foreign companies, as described further below.

o Special challenges may arise in connection with voting proxies for companies organized in foreign countries or subject to foreign securities laws. Certain foreign markets, for example, may require that the securities positions be held or "blocked" for extended periods leading up to (or even following) the meeting. Because foreign markets may impose these or other types of burdensome or expensive voting requirements, Cambiar may choose, in its discretion, to abstain or take no action on these proxies. For certain foreign securities held in depositary receipt form, Cambiar may not have the option to vote proxies as the receipt issuer may not pass through to receipt holders the voting rights of the ordinary shares.

o Cambiar may use an independent, third-party proxy service provider to assist in the ministerial and administrative aspects of voting proxies, including assisting in preparing ballots and reports, casting votes, maintaining voting records, and disclosing voting information to clients. Cambiar will use reasonable best efforts to periodically reconcile available votes or votes cast by the proxy


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     service provider against shares held in client accounts in an effort to ensure that Cambiar is receiving and voting proxies for those clients and relationships for which it has voting authority.

o Cambiar maintains records relating to how it votes proxies for client accounts, as well as other records relating to these Proxy Voting Policies, as required by the Investment Advisers Act of 1940, as amended ("Advisers Act"). These policies and procedures, as well as a record of how Cambiar votes proxies for client accounts, are available to clients upon request.

PROXY VOTING PROCEDURES:

1. RESPONSIBILITIES: Cambiar's Operations Department has primary responsibility for implementing these Proxy Voting Policies. The head of the Operations staff will designate one individual ("Proxy Administrator") to assume primary responsibility for voting proxies and associated duties. The Proxy Administrator may select other Cambiar employees, including members of the investment and compliance teams, to assist in complying with these policies.

     Cambiar may retain an independent, third-party proxy voting service provider ("proxy service provider") to assist in recordkeeping, reporting, voting and processing proxies. Cambiar currently uses Broadridge Financial Solutions, Inc. ("Broadridge") and its ProxyEdge voting platform to provide these services. Certain clients' ballots may be voted using an alternative method (such as a different proxy service provider designated by the client). In some cases, proxies may only be voted using paper ballots, such as when required by certain client custodians or by issuers of foreign ordinary shares. In those cases, Cambiar will use reasonable best efforts to vote those proxies if it is determined to be in clients' best interests.

     Cambiar also may retain an independent, third-party proxy research service ("proxy advisory firm") to assist in effectuating these policies and procedures, including providing independent proxy voting research. At present, Cambiar uses Glass Lewis & Co. ("Glass Lewis") for these purposes. Prior to hiring a proxy advisory firm, Cambiar will seek to determine that the firm is adequately staffed, has the capacity and competency to adequately analyze proxy issues, and is devoid of material conflicts of interest with Cambiar in providing its services. The Compliance Department will periodically review any proxy advisory firm to consider whether it can continue to satisfy these requirements.

     Cambiar will conduct oversight of third-party research providers that it retains to assist with proxy voting to determine that proxies continue to be voted in clients' best interests. Cambiar will request that proxy advisory firms update Cambiar regarding relevant business changes (I.E., with respect to the firm's capacity and competency to provide proxy voting advice) or conflict policies and procedures. Cambiar will use such information to identify and address conflicts that may arise on an ongoing basis.

2. PROCEDURES: The Proxy Administrator will review the applicable investment management agreement/client profile for each eligible new account to determine if the client has elected to have Cambiar vote proxies on its behalf. If so, the Operations staff will forward to the client the information necessary to register the account on Broadridge's ProxyEdge voting platform to identify relevant proxy voting data.

     Upon notification through the proxy service provider or client custodian that a proxy has been issued for a security held in a Cambiar client portfolio, the Proxy Administrator will retrieve and review the applicable research report from the proxy advisory firm. Among other things, the Proxy Administrator will review the report to determine if the proxy advisory firm recommends voting in a manner consistent with the recommendations of company management and/or the company's board of directors. As discussed above, because Cambiar generally believes that the issuers it invests in


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     generally attempt to serve shareholder interests, Cambiar seeks to vote with the recommendations of management or the board when such recommendation is in clients' best interests. In the event that the proxy advisory firm recommends voting with management or the board on all ballot measures and Cambiar concurs with the recommendation, the Proxy Administrator will rely on the proxy service provider to vote according to established instructions on the ProxyEdge voting platform

     If the proxy advisory firm recommends voting differently from management or the board, as described below in VOTING AWAY FROM MANAGEMENT, the Proxy Administrator will provide the relevant research materials to a Cambiar portfolio manager or investment analyst. Once the research materials have been reviewed, the investment team member will provide the Proxy Administrator with instructions as to whether to vote as recommended by the board or management, to vote as recommended by the proxy advisory firm, as applicable, or take some other action, such as a decision to abstain or take no action. The Proxy Administrator will review the vote instructions on the ProxyEdge voting platform to confirm that the correct vote instructions are displayed consistent with investment team member instructions, as needed.

     Some custodians may require that proxies be voted on paper ballots. In these instances, the paper ballots are reviewed, analyzed, and voted manually, as per procedures similar to those described above.

3. VOTING AWAY FROM MANAGEMENT: In certain circumstances, analysis of proxy proposals could lead Cambiar to the conclusion that certain recommendations of the board or management may not be in clients' best interests. For example, certain proxy proposals or recommendations by management, the board, shareholders, or other proponents--such as, without limitation, proposals that would affect corporate governance, anti-takeover measures, directors, director qualifications, or compensation programs--could present circumstances in which the management or board recommendation, in Cambiar's view, is not optimum for promoting client interests.

     In these and other circumstances, Cambiar may vote against (or abstain or take no action on) a management or board recommendation. Cambiar may use the proxy advisory firm to assist in identifying ballot measures that may warrant additional analysis. Members of Cambiar's investment management team also may identify matters in which Cambiar may choose to vote away from management or the board. A decision to vote against a particular management or board recommendation or to otherwise abstain or take no action on a proxy proposal does not necessarily signal a departure from Cambiar's overall view that management is committed to shareholder interests.

     The Proxy Administrator provides the research and analysis issued by the proxy advisory firm to the investment team member responsible for following that company if the service recommends voting in a manner inconsistent with a management or board recommendation. The Proxy Administrator will then solicit the views of the portfolio manager or analyst, who will provide a final determination as to whether to vote as recommended by management or the board, to vote as recommended by the proxy advisory firm, as applicable, or take some other action. The Proxy Administrator will update the votes in the system accordingly. In the event the Portfolio Manager/Analyst determines to vote against (or abstain or take no action on) a management or board recommendation, the Proxy Administrator will maintain certain records, as described in RECORDKEEPING, below.

4. MATERIAL CONFLICTS OF INTEREST: In certain circumstances, such as when a proxy issuer is also a client of Cambiar, a potential material conflict in how the proxies are voted may arise between Cambiar's interests and the interests of affected clients. Cambiar has established certain procedures to be followed when a potential material conflict of interest is identified.

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     Cambiar defines a "material conflict of interest" to mean those circumstances in which Cambiar: (1) knowingly does a material amount of business with a particular proxy issuer or another principal proponent of a proxy proposal; (2) does a material amount of business with an entity closely affiliated with the proxy issuer or other principal proponent of a proposal; or (3) may appear to have a significant conflict of interest between its own interests and the interests of clients. Cambiar generally considers proxies issued by publicly-traded institutional investor clients (or their affiliates) that sponsor wrap arrangements or maintain separate accounts with Cambiar as potentially presenting material conflicts of interest. Cambiar also considers significant service providers to Cambiar as potentially presenting material conflicts of interest.

     Cambiar does not consider SMA/UMA/Model wrap accounts for which it maintains proxy voting authority to present potential material conflicts of interest because: (1) it considers Cambiar's primary relationship to be with the wrap account sponsor, rather than the underlying account; (2) such accounts are less likely to be materially significant; and (3) in many instances wrap account sponsors do not provide Cambiar with information necessary to identify or evaluate a potential conflict of interest.

     The Proxy Administrator will seek to maintain (and periodically review and update) a spreadsheet listing each entity or person identified by Cambiar as potentially presenting a material conflict of interest with respect to voting proxies. In addition to large institutional clients that sponsor wrap arrangements or maintain separate accounts, Cambiar will include individuals identified to Cambiar as officers or board members of public companies, significant service providers to Cambiar or its affiliates, and other entities and individuals deemed to present potential material conflicts of interest.

     Upon receipt of an issuer's proxy ballot, the Proxy Administrator will review the spreadsheet in an effort to identify potential material conflicts of interest. In the event that a material conflict of interest is identified with respect to one or more ballot measures, Cambiar will seek to vote the proxies as recommended by the proxy advisory firm, will "echo" or "mirror" vote those shares in the same proportion as other votes, will seek guidance from affected clients, or will abstain or take no action on that ballot. The Proxy Administrator will document instances in which material conflicts of interest are identified and addressed, as described in RECORDKEEPING, below.

5. VOTING IN FOREIGN MARKETS: Corporate governance standards, disclosure requirements, and the mechanics of voting proxies in foreign markets can vary greatly from U.S. markets. Certain foreign markets impose unduly burdensome or expensive proxy voting requirements on equity holders, including "share-blocking" requirements that require that the foreign securities be held for designated periods of time leading up to, and sometimes following, the meeting. In other jurisdictions, ballots may not be cast if a current and valid power of attorney between the client and the custodian is not in place. Other jurisdictions require that shares be re-registered out of street name and into the name of the beneficial owner in order to vote; an action that typically must be followed by re-registering the shares back into street name.

     Foreign proxies may raise other issues as well. For example, ballots cast for foreign proxies may be voted, but not counted, due to foreign voting requirements or other limitations. In some jurisdictions, ballots for foreign securities held in omnibus accounts for multiple clients may be voted in an unexpected manner if the custodian receives different voting instructions from its customers and cannot split votes.

     For interests in certain foreign companies held through unsponsored American Depositary Receipts ("ADRs") or similar depositary receipts, Cambiar may not have the option to vote proxies as the receipt issuer may not pass the voting rights of the ordinary shares through to receipt holders.

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     Because some foreign markets impose these and other hurdles to casting proxy ballots, Cambiar may, in its discretion, choose to abstain or take no action on foreign proxies if it determines, in its own reasonable discretion, that the burdens and costs outweigh the potential benefits to clients. The Proxy Administrator will document proxy voting for foreign issuers, as described in RECORDKEEPING, below.

6. ABSTAINING OR TAKING NO ACTION/CLOSED ACCOUNTS: Cambiar will use reasonable best efforts to vote proxies for which Cambiar receives ballots in good order and with timely notice. Such proxies will be voted or otherwise processed as intended under this Proxy Voting Policy when consistent with clients' best interests.

     On occasion, Cambiar may be unable to vote or otherwise process certain proxy ballots. For example, proxies that are not received or processed in a timely manner due to functional limitations of the proxy voting system, custodial limitations, factors relating to voting proxies for foreign securities or interests, or other factors beyond Cambiar's control may compromise the ability to vote such proxies. Cambiar also may be unable to vote proxies for securities out on loan under securities lending programs.

     In the event that a client account closes, Cambiar will attempt, within a reasonable period, to contact the proxy service provider or custodian, as applicable, to request that proxy information for that client no longer be forwarded to Cambiar and that Cambiar be removed from the client's proxy voting designation. As a result of complexities and limitations within the proxy voting process, however, Cambiar may vote proxies for clients whose accounts close after the record date.

7. VOTING BY CLIENT: Clients may elect to vote proxies for their own account as an alternative to directing Cambiar to do so. Cambiar recommends this approach if a client believes that proxies should be voted based on religious, political or social interests or other client-specific considerations. Cambiar generally cannot implement client proxy voting guidelines that do not delegate full discretion to Cambiar, or that are not fully consistent with this Proxy Voting Policy. Cambiar does not vote individual proxy ballot measures as per client request. In its discretion and on a limited basis, Cambiar may agree to a client request to vote proxies according to a specific set of guidelines promulgated by an independent third-party proxy service.

8. RECONCILIATION: The Proxy Administrator will use reasonable best efforts to periodically reconcile available votes or votes cast on Broadridge's ProxyEdge system (and on ballots received or voted outside of the system) against shares held in client accounts in an effort to confirm that Cambiar is receiving and voting proxies for clients and relationships for which it has voting authority. Furthermore, the Proxy Administrator will periodically sample proxy votes, including those voted away from management or the board or had resulted in Cambiar abstaining or taking no action, to review whether they complied with these policies and procedures.

9. RECORDKEEPING: Pursuant to Rule 204-2(c)(2), Cambiar shall maintain the following records: (1) copies of all proxy voting policies and procedures;
     (2) copies of proxy statements received for client securities; (3) a record of each domestic and foreign proxy vote cast on behalf of clients; (4) documents prepared by Cambiar that are material to making certain proxy voting decisions, including research provided by a proxy advisory firm; (5) written client requests for proxy voting information regarding client accounts; and (6) written responses to written or oral requests for proxy information. Cambiar may keep such records on Broadridge's ProxyEdge platform or a similar electronic system maintained by a proxy service provider or advisory firm. For records maintained by third-parties, Cambiar will obtain an undertaking from the third-party provider that such records are available promptly upon request. Cambiar may also rely on the Securities and Exchange Commission's EDGAR system to keep records of certain proxy statements issued by companies. Proxy-related

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          records will be maintained in an easily accessible place for at least five years (and at an appropriate office of Cambiar or its service provider for the first two years).

          The Proxy Administrator will document instances in which it identifies a material conflict of interest, as well as the analysis for resolving the particular conflict. Further, the Proxy Administrator will document certain non-routine proxy voting issues, including the basis for decisions to vote against a management or board recommendation or any decision to abstain or take no action on a proxy that is intended to demonstrate divergence from a management or board recommendation.

          Other than as required by Rule 204-2(c)(2), Cambiar will not document other, more routine matters, including, but not limited to: (1) a decision not to vote or otherwise process proxies that were not received in good order or in a timely fashion, or otherwise not processed for reasons beyond Cambiar's control; or (2) when it determines to abstain or take no action in the following circumstances: (i) when foreign issuers impose burdensome, unreasonable, or expensive requirements on voting proxies; (ii) when the foreign jurisdiction does not allow vote splitting; (iii) when Cambiar has sold or determined to sell a security; (iv) when Cambiar did not select the securities for the client portfolio (such as securities that were selected by the client or a previous adviser, unsupervised securities held in a client account, money market securities); and (v) when the client account has closed.


10. INFORMATION: Copies of these policies and procedures can be obtained free of charge by:

          >    calling Cambiar toll-free at 888-673-9950

          > writing to Cambiar at: 200 Columbine Street, Suite 800, Denver, CO 80206

          >    visiting the Cambiar website at http://www.cambiar.com

     Cambiar clients may obtain proxy voting records for their accounts free of charge by:

          >    calling Cambiar toll-free at 888-673-9950

          > writing to Cambiar at: 200 Columbine Street, Suite 800, Denver, CO 80206

          > for Cambiar Fund shareholders, by visiting our website at http://www. cambiar.com (typically the Cambiar Funds' proxy voting records are available by August 31 each year for the previous 12 month period ended June 30)

                        *                *                *

     Cambiar's Chief Compliance Officer will review the adequacy of these policies and procedures at least annually to determine whether they have been implemented effectively, including whether the policies and procedures continue to be reasonably designed to vote proxies in the best interests of clients. Any amendments to this policy require the written approval of the Chief Compliance Officer.

Approved by:         Christine Simon
Title:               Chief Compliance Officer
Effective Date:      March 31, 2015


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